As filed with the Securities and Exchange Commission on December 21, 1995



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-14

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No.              [ ] Post-Effective Amendment No.

               TEMPLETON INSTITUTIONAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (813) 823-8712

                               700 Central Avenue
                       ST. PETERSBURG, FLORIDA 33701-3628
              (Address of Principal Executive Offices) (Zip Code)

                                                      Thomas M. Mistele, Esq.
                                                         700 Central Avenue
                     ST. PETERSBURG, FLORIDA  33701
                    (Name and Address of Agent for Service)


                  Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

                  The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's most recent fiscal year ended December 31, 1994 was filed with the Commission on February 28, 1995.



                  It is proposed that this filing become effective on JANUARY 20, 1996 pursuant to Rule 488 under the Securities Act of 1933.

                           CROSS REFERENCE SHEET FOR
                      TEMPLETON INSTITUTIONAL FUNDS, INC.

Item of Part A                                         Location in
 OF FORM N-14                                          PROSPECTUS

         1 ................................        Cross Reference Sheet;
                                                   Cover Page

         2 ................................        Table of Contents

         3 ................................        Synopsis; Comparison of
                                                   Investment Objectives,
                                                   Policies and Restrictions

         4 ................................        Reasons for and Purpose of
                                                   the Reorganization;
                                                   Information About the
                                                   Reorganization; Comparative
                                                   Information on Shareholder
                                                   Rights

         5 ................................        Information About the Funds

         6 ................................        Information About the Funds

         7 ................................        Voting Information

         8 ................................        Synopsis

         9 ................................        Inapplicable

Item of Part B                                         Location in Statement
  OF FORM N-14                                       OF ADDITIONAL INFORMATION

    10 ................................             Cover Page

    11 ................................             Cover Page

    12 ................................             Statement of Additional
                                                    Information of Templeton
                                                    Institutional Funds, Inc.
                                                    dated May 1, 1995

    13 ................................             Inapplicable

    14 ................................             Statement of Additional
                                                    Information of Templeton
                                                    Institutional Funds, Inc.,
                                                    Foreign Equity Series dated
                                                    May 1, 1995 as amended
                                                    September 29, 1995; Annual
                                                    Report of Templeton
                                                    Institutional Funds,
                                                    Inc., Foreign Equity Series
                                                    for the fiscal year ended
                                                    December 31, 1994;
                                                    Semi-Annual Report for the
                                                    period ended June 30, 1995;
                                                    Annual Report of Templeton
                                                    Institutional Funds, Inc.,
                                                    Foreign Equity (South
                                                    Africa Free) Series for the
                                                    fiscal year ended December
                                                    31, 1994; Semi-Annual
                                                    Report for the period ended
                                                    June 30, 1995.

                                        TEMPLETON INSTITUTIONAL FUNDS, INC.
                                     FOREIGN EQUITY (SOUTH AFRICA FREE) SERIES
                                                700 CENTRAL AVENUE
                                           ST. PETERSBURG, FLORIDA 33701

                                                            January 22, 1996

Dear Shareholder:

         The Board of Directors of Templeton Institutional Funds, Inc., Foreign Equity (South Africa Free) Series (the "Fund") has recently reviewed and unanimously endorsed a proposal for reorganization of the Fund which they judge to be in the best interests of its shareholders. This proposal calls for combining the assets of the Fund with another fund which has similar investment objectives.

         We have therefore called a Special Meeting of Shareholders to be held on January 29, 1996 to consider this transaction. WE
STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE.

         As a result of this transaction, your Fund would be combined with Templeton Institutional Funds, Inc., Foreign Equity Series ("Foreign Equity"), another mutual fund managed by Templeton Investment Counsel, Inc., and you would become a shareholder of Foreign Equity, receiving shares of Foreign Equity having an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund. No sales charge will be imposed in the transaction and the Closing of the transaction will be conditioned upon receiving an opinion of counsel to the effect that the proposed transaction will qualify as a tax-free reorganization for Federal income tax purposes.

         Detailed information about the proposed transaction and the reasons for it are contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. IT IS VERY IMPORTANT THAT YOU VOTE AND THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN JANUARY 28, 1996.

         NOTE: You may receive more than one proxy package if you hold Fund shares in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each, which requires no postage if mailed in the United States.

                                                     Sincerely,

                                       TEMPLETON INSTITUTIONAL FUNDS, INC.,
                                     FOREIGN EQUITY (SOUTH AFRICA FREE) SERIES

                                                700 CENTRAL AVENUE
                                           ST. PETERSBURG, FLORIDA 33701


                                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                                   TO BE HELD ON
                                                 JANUARY 29, 1996


To the shareholders of
  Templeton Institutional Funds, Inc.
  Foreign Equity (South Africa Free) Series

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Templeton Institutional Funds, Inc., Foreign Equity (South Africa Free) Series (the "Fund"), will be held at the offices of the Fund at 700 Central Avenue, St. Petersburg, Florida 33701, at 9:00 A.M. (local time), on January 29, 1996 for the following purposes:

         1. To consider and vote on an Agreement and Plan of Reorganization providing for the acquisition of all or substantially all of the assets of the Fund by Templeton Institutional Funds, Inc., Foreign Equity Series, ("Foreign Equity"), in exchange for shares of Foreign Equity and the assumption by Foreign Equity of certain identified liabilities of the Fund, and for the distribution of such Foreign Equity shares to shareholders of the Fund and the subsequent termination and dissolution of the Fund; and

         2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

         The Board of Directors of the Fund has fixed the close of business on January 15, 1996 the record date for determination of shareholders entitled to notice of, and to vote at, the meeting.

         EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS REQUESTED TO DATE, FILL IN, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                               By Order of the Board of Directors

                               THOMAS M. MISTELE
                               Secretary

         YOUR PROMPT ATTENTION TO THE ENCLOSED FORM OF PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

January 22, 1996

                                        TEMPLETON INSTITUTIONAL FUNDS, INC.
                                     FOREIGN EQUITY (SOUTH AFRICA FREE) SERIES
                                                700 CENTRAL AVENUE
                                           ST. PETERSBURG, FLORIDA 33701

                                            PROXY STATEMENT/PROSPECTUS




         This Proxy Statement/Prospectus is being furnished to shareholders of Templeton Institutional Funds, Inc., Foreign Equity (South Africa Free) Series (the "Fund"), in connection with a proposed reorganization (the "Reorganization") in which all or substantially all of the assets of the Fund would be acquired by Templeton Institutional Funds, Inc., Foreign Equity Series ("Foreign Equity"), in exchange for shares of Foreign Equity and the assumption of certain identified liabilities of the Fund. The shares of Foreign Equity thereby received would then be distributed to shareholders of the Fund, and the Fund would be completely liquidated. As a result of the Reorganization, each shareholder of the Fund would receive that number of full and fractional shares of Foreign Equity having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund held as of the close of business on the closing date of the Reorganization. No sales charge will be imposed on the transaction.

         FOREIGN EQUITY SERIES is a series of Templeton Institutional Funds, Inc. (the "Company"), an open-end management investment company organized as a Maryland corporation. The principal investment objective of Foreign Equity is long-term capital growth, primarily through a flexible policy of investing in equity securities and debt obligations of companies and governments outside the United States. There can be no assurance that the investment objective of Foreign Equity will be achieved.

         The investment objective, policies and restrictions of Foreign Equity (and consequently, the risks of investing in it) are identical to those of the Fund, except that the Fund does not invest in the companies or governments of South Africa. For a comparative discussion of these differences, see "Comparison of Investment Objectives, Policies and Restrictions" in this Proxy Statement/Prospectus.

         This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely certain information about Foreign Equity that a prospective investor should know before investing. For a more detailed discussion of the investment objectives, policies and restrictions of the Fund and Foreign Equity, the portfolio managers of the Fund and Foreign Equity, and the risks of investing in either, see the prospectus for the Fund and for Foreign Equity, dated May 1, 1995, which is included herewith and incorporated herein by reference. A Statement of Additional Information dated January 29, 1996 containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission and is incorporated by reference into this Proxy Statement/Prospectus. A copy of such Statement is available upon request and without charge by writing to the Fund at the address above or by calling the Fund at 1-800-321-8563

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1.       SYNOPSIS

         The following is a summary of certain information contained in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses of the Fund and Foreign Equity, and the Agreement and Plan of Reorganization attached to this Proxy Statement/Prospectus as Exhibit A.

         THE PROPOSED REORGANIZATION. The Board of Directors of the Fund, including the Directors who are not "interested persons" of the Fund (the "Independent Directors"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has unanimously approved an Agreement and Plan of
Reorganization (the "Plan") providing for the acquisition of all or substantially all of the assets of the Fund by Foreign Equity, in exchange for shares of Foreign Equity and the assumption by Foreign Equity of certain identified liabilities of the Fund. See "Information About the Reorganization." The net asset value of the shares issued in the exchange will equal the net asset value of the Fund's shares then outstanding. In connection with the Reorganization, shares of Foreign Equity will be distributed to shareholders of the Fund, and the Fund will be completely liquidated. As a result of the proposed transactions (the "Reorganization"), each shareholder of the Fund will cease to be a shareholder of the Fund and will receive that number of full and fractional shares of Foreign Equity having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund as of the close of business on the closing date of the Reorganization. No sales charge will be imposed in connection with the issuance of shares of Foreign Equity to the shareholders pursuant to the Reorganization. For the reasons set forth below under "Reasons for and Purposes of the Reorganization," the Board of Directors of the Fund, including all of the Independent Directors, has unanimously concluded that the Reorganization would be in the best interests of the Fund and its shareholders and that the interests of existing shareholders of the Fund will not be diluted as a result of the transactions contemplated by the Reorganization, and therefore has submitted the Reorganization for approval by shareholders of the Fund at a Special Meeting of Shareholders to be held on
January 29, 1996 (the "Meeting"). See "Voting Information." The Board of Directors of the Fund recommends approval of the Plan effecting the Reorganization.

         Approval of the Reorganization with respect to the Fund requires the vote of a majority of the Fund's outstanding shares.

         TAX CONSEQUENCES. As a condition to closing, the Fund and Foreign Equity will obtain an opinion of counsel, based on certain facts, assumptions and representations made by the Fund and Foreign Equity, to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. See "Information About the Reorganization."

         DIVIDEND POLICY. Both the Fund and Foreign Equity usually pay dividends and capital gains distributions (if any) in February and (if necessary) in December of each year.

         INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. While the investment objectives, policies and restrictions of the Fund and Foreign Equity (and consequently, the attendant risk of investing in either the Fund or Foreign Equity) are substantially the same, there are certain differences between the Fund and Foreign Equity, which are outlined herein. See "Comparison of Investment Objectives, Policies and Restrictions."

         The investment objective of the Fund is long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside both the United States and South Africa. Its investment policies are identical to those of Foreign Equity, except that the Fund's portfolio includes none of the following securities: (1) any obligation or security of any South African corporation, or any South African government owned corporation, or of the South African government; (2) any obligation or security of any international/global company with direct investment, defined as holding 10% or more of the equity in an active South African company, or employees in South Africa; and (3) any obligation or security of any international/global company that has contracts or licensing, distribution, franchising, technological or trademark agreements with companies in South Africa. Subject to these restrictions, the Fund invests at least 65% of its total assets in equity securities, and may also invest up to 35% of its total assets in debt securities.

         The investment objective of Foreign Equity is identical to that of the Fund, i.e, long-term capital growth through a flexible policy of investing in equity securities and debt obligations of companies and governments outside the U.S., except that Foreign Equity is not subject to the restrictions regarding South Africa which limit the Fund. Like the Fund, Foreign Equity will invest at least 65% of its total assets in equity securities, and may also invest up to 35% of its total assets in debt securities when, in the judgment of the Investment Manager, the capital appreciation available through such investment outweighs the potential for capital growth through investment in stocks. The Investment Manager attempts to identify those companies in various countries and industries where economic and political factors, including currency movements, are likely to produce above-average opportunities for capital appreciation.

         INVESTMENT MANAGER AND DISTRIBUTOR. Templeton Investment Counsel, Inc. ("TICI"), a Florida corporation located at Broward Financial Centre, Fort Lauderdale, Florida 33394, serves as the investment manager of both the Fund and Foreign Equity. TICI is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin"). Through its subsidiaries, Franklin is engaged in various aspects of the financial services industry. TICI and its affiliates serve as advisers for a wide variety of public investment mutual funds and private clients in many nations.

         Franklin Templeton Distributors, Inc. ("FTD"), which is located at 700 Central Avenue, St. Petersburg, Florida 33701, serves as the principal underwriter and distributor of the shares of both the Fund and Foreign Equity. FTD is a wholly owned subsidiary of Franklin.

         FEES AND EXPENSES. Both the Fund and Foreign Equity currently pay an investment management fee to TICI equal on an annual basis to 0.70% of their average daily net assets.

         Both the Fund and Foreign Equity utilize Templeton Global Investors, Inc. ("TGI") as their business manager. As business manager, TGI provides each fund with certain administrative facilities and services, including payment of salaries of officers, preparation and maintenance of books and records, preparation of tax returns and financial reports, monitoring compliance with regulatory requirements and monitoring tax deferred retirement plans. For its services, TGI receives from each fund a fee equivalent to 0.15% of the average daily net assets of each fund during the year, reduced to 0.135% of such assets in excess of $200 million, to 0.10% of such assets in excess of $700 million and to 0.075% of such assets in excess of $1,200 million.

         TGI voluntarily agreed to limit the total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of the Fund and of Foreign Equity to an annual rate of 1.0% of the fund's average net assets until
 . During the fiscal period ended December 31, 1995, this expense limitation resulted in a reduction in expenses for the Fund. If this policy were not in effect, the Fund's Total Operating Expenses would be %. The expense limitation had no effect on the expenses of Foreign Equity. As long as this temporary expense limitation continues, it may lower each fund's expenses.

         The following table compares the fees and expenses of the Fund and Foreign Equity, as of June 30, 1995, and shows the estimated fees and expenses on a pro forma basis giving the effect to the proposed reorganization:

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                                 Foreign Equity
                                                   THE FUND               FOREIGN EQUITY                            PRO FORMA
Management Fees                                      0.70%                     0.70%                                   0.70%

Other Expenses (audit, legal, business management,
transfer agent and custodian)
(after expense reimbursement)                        0.30%                     0.25%                                   0.23%

Total Fund operating expenses
(after expense reimbursement)                        1.00%                     0.95%                                   0.93%



         PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES. Shares of the Fund and of Foreign Equity may be purchased at net asset value without a sales charge through any broker that has a dealer agreement with FTD, or directly from FTD, upon receipt by FTD of an Institutional Account Application Form and payment. Shares of Foreign Equity and the Fund may be redeemed through a registered securities representative, by mail, by telephone, or by Federal Funds wire in accordance with procedures described in each fund's prospectus.

         Shares of each fund may be exchanged for shares of any of the other series in the Templeton Institutional Funds, Inc. ("TIFI"), or into other funds in the Franklin Templeton Group (except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, Templeton Variable Products Series Fund and Franklin Valuemark II).


         For both the Fund and Foreign Equity, there is no minimum initial or subsequent investment for any employee stock, bonus, pension or profit-sharing plan that meets the requirements for qualification under Section 401 of the Code including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by FTD. Currently, those criteria require that the employer establishing the plan have 200 or more employee participants or that the amount invested or to be invested during the subsequent 13-month period in any of the Franklin Templeton Group funds must total at least $1 million. Shares may be purchased by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Trust companies and bank trust departments making such purchases may be required to register as dealers pursuant to state law. Such purchases are subject to minimum requirements with respect to amount of purchase, which may be established by FTD. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Franklin Templeton Group funds total at least $1 million. The minimum initial investment for all other investors is $5 million($25 for subsequent investments). The cost or current value (whichever is higher) of an investor's shares of other funds in the Franklin Templeton Group will be included for purposes of determining compliance with the minimum investment amount, provided that at least $1 million is invested in Templeton Institutional Funds, Inc.

         RISK FACTORS AND SPECIAL CONSIDERATIONS. Because the investment objectives, policies and restrictions of the Fund and Foreign Equity are nearly identical, the risks of investing in the Fund are similar to the risks of investing in Foreign Equity. However, there are differences between the funds, and the risks of investing in either the Fund or Foreign Equity vary to the degree that their investment objectives, policies and restrictions vary.

         Both the Fund and Foreign Equity are permitted to purchase securities in any foreign country, developed or undeveloped, except that the Fund does not invest in South African securities. There are various risks associated with investing in foreign securities which are in addition to the usual risks inherent in domestic investments. These risks are often heightened for investments in developing markets, including certain Eastern European countries. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including withholding taxes) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Either fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher.

         Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

         Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. Either of the funds could be adversely effected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

         For a further discussion of the investment objectives, policies, restrictions and risk factors applicable to the Fund and Foreign Equity, see "Comparison of Investment Objectives, Policies and Restrictions" herein and the discussions under "General Description" and "Risk Factors" in the accompanying prospectus of
Foreign Equity.


2.       REASONS FOR AND PURPOSES OF THE REORGANIZATION

         The Reorganization has been recommended by the Board of Directors of the Fund as a means of combining similar investment companies with similar investment objectives and policies in order to attempt to achieve enhanced investment performance and distribution capability as well as certain economies of scale and attendant savings in costs to the funds and their shareholders. Achievement of these goals cannot, of course, be assured.

         In determining whether to recommend approval of the Reorganization to shareholders of the Fund, the Board of Directors considered, among other factors: the ongoing relevancy of certain of the Fund's investment restrictions; fees and expense ratios of both the Fund and Foreign Equity; the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; the compatibility of the funds' investment objectives, policies, restrictions and portfolios; the respective performance histories of the Fund and Foreign Equity; service features available to shareholders in the respective funds; the costs incurred by the funds as a result of the Reorganization; and the tax consequences of the Reorganization.

         The Board of Directors also reviewed historical information regarding sales and redemptions of shares of the Fund and of Foreign Equity. It was noted that recent dramatic changes to the political, social, and economic climate of South Africa, specifically the dismantling of the Apartheid system and the resulting potential economic growth opportunities, are eliminating many of the concerns that originally motivated the Fund's South African investment restrictions. In addition, the Fund has experienced a consistent pattern of net redemptions of its shares, resulting in a declining level of Fund assets. The Board of Directors considered the negative impact of the net redemptions on the Fund's portfolio management, particularly the increased likelihood of having to dispose of portfolio securities for other than investment considerations, and the attendant costs.

         In reaching the decision to recommend that the shareholders of the Fund vote to approve the Reorganization, the Board of Directors concluded that the participation of the Fund in the Reorganization is in the best interests of the shareholders of the Fund and would not result in the dilution of shareholders' interests. Their conclusion was based on a number of factors, including the following: The Reorganization would permit the shareholders of the Fund to pursue substantially the same investment goals in a larger fund. A larger fund should enhance the ability of the investment adviser to effect portfolio transactions on more favorable terms and give the investment adviser greater investment flexibility and the ability to select a larger number of portfolio securities for the combined funds, with the attendant ability to spread investment risks among a larger number of portfolio securities. Higher aggregate net assets may enable the combined entities to obtain the benefits of economies of scale, permitting the reduction or elimination of certain duplicate costs and expenses which may result in lower overall expense ratios through the spreading of both fixed and variable costs of fund operations over a larger asset base. In this regard, it was noted that the Fund and Foreign Equity have essentially identical management arrangements, including portfolio management personnel of TICI. As a general rule, economies can be expected to be realized primarily with respect to fixed expenses, such as costs of printing and fees for professional services. However, expenses that are based on the value of assets or the number of shareholder accounts, such as investment management fees and transfer agent fees, would be largely unaffected by the Reorganization.


3.       COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         Although the investment objectives, policies and restrictions of the Fund and Foreign Equity are similar, there are certain differences between them. These differences are outlined below.

There can be no assurance that either the Fund or Foreign Equity will achieve its stated investment objective.

INVESTMENT OBJECTIVES AND PRIMARY INVESTMENTS

         The investment objective of both the Fund and Foreign Equity is long-term capital growth, which they seek to achieve through a flexible policy of investing in equity securities and debt obligations of companies and governments outside the United States. Both the Fund and Foreign Equity will invest at least 65% of their total assets in equity securities, including common stock, preferred stock, securities convertible into common or preferred stock, and warrants or rights to subscribe to or purchase such securities. Both funds may also invest up to 35% of their total assets in debt securities when, in the judgment of TICI, the capital appreciation available through such investments outweighs the potential for capital growth through investment in stocks. In selecting securities for both funds, TICI attempts to identify those companies in various countries and industries where economic and political factors, including currency movements, are likely to produce above-average opportunities for capital appreciation.

         The Fund's investment policies are identical to those of Foreign Equity, except that its portfolio may include none of the following securities:
(1) any obligation or security of any South African corporation, or any South African government owned corporation, or of the South African government; (2) any obligation or security of any international/global company with direct investment, defined as holding 10% or more of the equity in an active South African company, or employees in South Africa; and (3) any obligation or security of any international/global company that has contracts or licensing, distribution, franchising, technological or trademark agreements with companies in South Africa.

         Both the Fund and Foreign Equity may invest no more than 5% of their total assets in securities issued by any one company or government, exclusive of U.S. Government securities. Although either the Fund or Foreign Equity may invest up to 25% of its assets in a single industry, neither has the present intention of doing so. Both the Fund and Foreign Equity may, whenever in the judgment of their Investment Manager market or economic conditions warrant, adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country, except that in such circumstances, the Fund will not invest in South African investments.

         Both the Fund and Foreign Equity are authorized to use various investment techniques, including the following: temporary investments of up to 100% of total assets in various money market securities, for defensive purposes; debt securities, including bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances; repurchase agreements; borrowing of up to one-third of the value of either funds' total assets from banks to increase the funds' holdings of portfolio securities; loans of portfolio securities with an aggregate market value of up to one-third of the funds' total assets, such loans being made to broker-dealers; options on securities indices, in order to hedge against market shifts, to generate income to offset operating expenses and/or to hedge a portion of the funds' portfolio investments; forward foreign currency contracts and options on foreign currencies, through a spot basis or through entering into forward contracts to purchase or sell foreign currencies; futures contracts for hedging purposes only; closed-end investment companies; and depositary receipts. For a further discussion of these authorized investment techniques, see the funds' prospectuses.

INVESTMENT RESTRICTIONS

         Each fund is subject to the following investment restrictions which are fundamental policies that may not be changed or revoked by either fund without the prior approval of their respective shareholders:

         Each Fund will not:

         1. Invest in real estate or mortgages on real estate (although a fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies except as permitted by the 1940 Act; invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the Prospectus).

         2. Purchase or retain securities of any company in which Directors or officers of TIFI or of the fund's Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

         3. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the fund's total assets (i) more than 5% of the fund's total assets would then be invested in securities of any single issuer, or (ii) the fund would then own more than 10% of the voting securities of any single issuer.

         4. Act as an underwriter; issue senior securities except as set forth in investment restriction 6 below; or purchase on margin or sell short (but a fund may make margin payments in connection with options on securities or securities indices and foreign currencies; futures contracts and related options; and forward contracts and related options).

         5. Loan money apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although a fund may buy from a bank or broker-dealer United States government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest and loan its portfolio securities.

         6. Borrow money, except that a fund may borrow money from banks in an amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed).

         7. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

         8. Invest more than 5% of its total assets in warrants, whether or not listed on the New York or American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the fund in units or attached to securities are not included in this Restriction.

         9. Invest more than 25% of its total assets in a single industry.

         10. Participate on a joint or a joint and several basis in any trading account in securities. (See "Investment Objectives and Policies -- Trading Policies" in the funds' SAI as to transactions in the same securities for a fund and/or other mutual funds with the same or affiliated advisers.)

PORTFOLIO TRANSACTIONS AND BROKERAGE

         The investment manager for both funds, TICI, is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of each fund's portfolio transactions and, when applicable, the negotiation of commissions in connection therewith. It is not the duty of either fund's investment manager, nor does it have any obligation, to provide a trading desk for the fund's portfolio transactions. All decisions and placements are made in accordance with the following principles: Purchase and sale orders are usually placed with brokers who are selected by TICI as able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental, and are weighed by the investment manager in determining the overall reasonableness of brokerage commissions.

         In selecting brokers for portfolio transactions, TICI takes into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any securities held by a fund.

         TICI is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in
Section 28(e) of the Securities Exchange Act of 1934, for each fund and/or other accounts, if any, for which it exercises investment discretion. Research services provided by brokers to TICI are considered to be in addition to, and not in lieu of, services required to be performed by TICI under its agreement with each fund. Research furnished by brokers through whom a fund effects securities transactions may be used by TICI for any of its accounts, and not all such research may be used by TICI for the funds. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker, including quotations outside the United States for daily pricing of foreign securities held in a fund's portfolio.

         Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of TICI, better prices and execution may be obtained on a commission basis or from other sources. Sales of a fund's shares made by a broker are one factor, among others, to be taken into account in deciding to allocate portfolio transactions for the account of a fund to that broker; provided that the broker shall furnish best execution.

FEES

         A table comparing the operating expenses of the Fund and Foreign Equity is provided in the Synopsis to this Proxy Statement/Prospectus.

4.       INFORMATION ABOUT THE REORGANIZATION

         PLAN OF REORGANIZATION. The following summary of the proposed Plan is qualified in its entirety by reference to the Plan attached to this Proxy Statement/Prospectus as Exhibit A. The Plan provides that Foreign Equity will acquire all or substantially all of the assets of the Fund in exchange for shares of Foreign Equity and the assumption by Foreign Equity of certain identified liabilities of the Fund on January 29, 1996 (the "Closing Date"), or such later date as provided for pursuant to the Plan. Foreign Equity will not assume any liabilities or obligations of the Fund, other than those reflected in an unaudited statement of assets and liabilities of the Fund as of the normal close of business of the New York Stock Exchange (currently 4:30 p.m., New York City time) on the Closing Date (the "Valuation Date"). The number of full and fractional shares of Foreign Equity to be issued to shareholders of the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of Foreign Equity and the Fund computed as of the close of business on the New York Stock Exchange on the Valuation Date. The net asset value per share for both Foreign Equity and the Fund will be determined by dividing their respective assets, less liabilities, by the total number of their respective outstanding shares. Portfolio securities of both Foreign Equity and the Fund will be valued in accordance with the valuation practices of Foreign Equity as described under "Net Asset Value" in its current prospectus.

         The Board of Directors of the Company has determined that the interests of existing shareholders of the Fund and of Foreign Equity will not be diluted as a result of the transactions contemplated by the Reorganization, and that participation in the Reorganization is in the best interests of shareholders of the Fund and Foreign Equity, respectively.

         Prior to the Closing Date, the Fund will endeavor to discharge all of its known liabilities and obligations. The liabilities assumed are expected to relate generally to expenses incurred in the ordinary course of the Fund's operations, such as accounts payable relating to custodian and transfer agency fees, legal and accounting fees, and expenses of state securities registration of the Fund's shares. Foreign Equity will assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund as of the close of the New York Stock Exchange on the Valuation Date prepared by TGI as business manager of the Fund in accordance with generally accepted accounting principles consistently applied from the prior audited period. Foreign Equity will assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and will not assume any other liabilities.

         As of or prior to the Closing Date, the Fund contemplates declaring and paying a dividend or dividends which are intended to have the effect of distributing to the Fund's shareholders all of the Fund's net income which has not been distributed previously.

         Immediately after the Closing, the Fund will distribute pro rata to its shareholders of record as of the close of business on the Valuation Date the full and fractional shares of Foreign Equity received by the Fund, and the Fund will then terminate. Such distribution will be accomplished by the establishment of accounts on the share records of Foreign Equity in the name of Fund shareholders, each representing the respective pro rata number of full and fractional shares of Foreign Equity due such shareholders. After the Closing Date, any outstanding certificates representing shares of the Fund will represent shares of Foreign Equity distributed to the record holders of the Fund. Share certificates of the Fund will, upon presentation to the Transfer Agent of Foreign Equity, be exchanged for shares of Foreign Equity. Certificates for Foreign Equity shares will be issued only upon written request.

         The consummation of the Plan is subject to the conditions set forth therein. The Plan may be terminated at any time prior to the Closing Date, before or after approval by shareholders of the Fund, by resolution of the Board of Directors of the Company, if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

         Approval of the Plan will require the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund. If the Reorganization is not approved by the shareholders of the Company, the Board of Directors of the Fund will consider other possible courses of action, including operating the Fund as it presently operates.

         THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.

         DESCRIPTION OF SHARES OF FOREIGN EQUITY. Full and fractional shares of common stock of Foreign Equity will be issued to shareholders of the Fund in accordance with the procedures under the Plan as described above. Each share will be fully paid and non-assessable when issued and transferable without restriction, and will have no preemptive or conversion rights. See "Comparative Information on Shareholder Rights" for additional information with respect to the shares of Foreign Equity

         FEDERAL INCOME TAX CONSEQUENCES. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), with no gain or loss recognized as a consequence of the Reorganization by Foreign Equity, the Fund, or the shareholders of the Fund. As a condition to the closing of the Reorganization, the Fund and Foreign Equity have received an opinion from the law firm of Dechert Price & Rhoads to that effect. That opinion will be based in part upon representations made by the Fund and Foreign Equity and certain facts and assumptions.

         Shareholders of the Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. SINCE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION, SHAREHOLDERS OF THE FUND SHOULD ALSO CONSULT THEIR TAX ADVISERS AS TO STATE, LOCAL, AND OTHER TAX CONSEQUENCES, IF ANY, OF THE REORGANIZATION.

         CAPITALIZATION. The following table, which is unaudited, shows the capitalization of the Fund and Foreign Equity as of June 30, 1995, as well as the pro forma combined capitalization of both funds assuming the Reorganization had been approved.


                                                                                Pro Forma
                                     Foreign                    The                  for
                                     EQUITY                     FUND          REORGANIZATION

Net assets                       $1,446,494,400              $33,476,163        $1,479,970,563
Net asset value
 per share                       $13.72                      $8.39              $13.72
Shares outstanding               105,459,635                 3,989,017          107,899,589



         The Reorganization is being accounted for by Foreign Equity by the method used for a tax-free reorganization of an investment company. Under this method (sometimes referred to as a "pooling without restatement"), the aggregate net asset value of the Foreign Equity shares issued will equal the aggregate net asset value of the Fund.

         APPRAISAL RIGHTS. There are no appraisal rights under Maryland law for a shareholder of an open-end investment company registered under the 1940 Act if the value placed on the shareholders' stock that is subject to the transaction is its net asset value. In any event, the staff of the Securities and Exchange Commission has taken the position that any rights to appraisal arising under state law are superseded by the provisions of Rule 22c-1 under the 1940 Act, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value. A shareholder of the Fund may redeem his shares at net asset value prior to the date of the Reorganization.


5.       COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

         GENERAL. The Fund and Foreign Equity are governed by the Company's Articles of Incorporation, its By-Laws, and applicable
Maryland law.

         As a result of the Reorganization, shareholders of the Fund will continue to have substantially similar voting rights and rights upon dissolution as they currently have with respect to the Fund. As shareholders of Foreign Equity, Fund shareholders will continue to have one vote for each share of stock for which they are record owners, together with pro-rata voting rights for any fractional shares held. The Company is not required to hold annual meetings unless specifically required to do so under applicable law or regulation. If at any time, less than a majority of the directors of the Company then in office shall consist of directors elected by stockholders, a meeting of shareholders shall be called for the purpose of electing directors. A special meeting of the shareholders will be called at the request of shareholders owning 10% of the Company's capital stock, provided the shareholders calling such special meeting have committed to paying the reasonably estimated cost of preparing for and holding such meeting.

6.       INFORMATION ABOUT THE FUNDS

         TEMPLETON INSTITUTIONAL FUNDS, INC., FOREIGN EQUITY (SOUTH AFRICA FREE) SERIES. Information concerning the operation and management of the Fund is included in the prospectus dated May 1, 1995. Additional information is included in the statement of additional information dated May 1, 1995, as amended September 29, 1995, which has been filed with the Securities and Exchange Commission. A copy of that Statement is available upon request and without charge by calling 1-800-321-8563. Reports and other information filed by the Fund, including charter documents, can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission, located at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Atlanta Regional Office of the Securities and Exchange Commission, 1375 Peachtree Street, N.E., Suite 788, Atlanta, Georgia 30367. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

         TEMPLETON INSTITUTIONAL FUNDS, INC., FOREIGN EQUITY SERIES Information about Foreign Equity in the current prospectus dated May 1, 1995, is included herewith and incorporated by reference herein. Additional information is included in Foreign Equity statement of additional information dated May 1, 1995, as amended September 29, 1995. That statement of additional information has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling Foreign Equity at 1-800-321-8563. Reports and other information filed by Foreign Equity, including charter documents, can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Atlanta Regional Office of the Securities and Exchange Commission, 1375 Peachtree Street, N.E., Suite 788, Atlanta, Georgia 30367. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

CERTAIN AFFILIATIONS

         Templeton Investment Counsel, Inc., the investment manager for both the Fund and Foreign Equity, is an indirect wholly owned subsidiary of Franklin. Franklin is a publicly traded company whose shares are listed on the New York Stock Exchange. Charles B. Johnson and Rupert H. Johnson, Jr. are principal shareholders of Franklin and own, respectively, approximately 20.1% and 16.0% of its outstanding shares. As of August 31, 1995, Franklin, through its various subsidiaries, provided investment management and related services to registered investment companies and other accounts having over $129 billion in assets.

FINANCIAL STATEMENTS AND EXPERTS

         The financial statements of the Fund contained in the Fund's annual report to shareholders for the fiscal year ended December 31, 1994, included in the Statement of Additional Information to this Proxy/Prospectus, and incorporated by reference herein, have been included and incorporated herein in reliance on the report of McGladrey & Pullen, LLP, independent certified public accountants. The financial statements of Foreign Equity contained in Foreign Equity's annual report to shareholders for the fiscal year ended December 31, 1994 have been audited by McGladrey & Pullen, LLP, independent certified public accountants. The financial statements of the Fund contained in the Semi-Annual Report to the Shareholders for the six month period ended June 30, 1995, are included in the Statement of Additional Information to this Proxy/Prospectus, and incorporated by reference herein. These financial statements are also included in the Statement of Additional Information to this Proxy/Prospectus and are incorporated by reference herein.

LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Foreign Equity will be passed upon by Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, which firm will also render an opinion as to certain Federal income tax consequences of the Reorganization.

         THE  BOARD  OF  DIRECTORS  OF  THE  FUND,   INCLUDING  THE  INDEPENDENT
DIRECTORS, UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN OF REORGANIZATION, AND ANY UNMARKED PROXIES WILL BE SO VOTED.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

         The Fund does not, as a general matter, hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a subsequent meeting of shareholders should send such proposals to the principal executive offices of the Fund, located at 700 Central Avenue, St. Petersburg, Florida 33701. It is suggested that proposals be submitted by certified mail, return receipt requested.

                                                  OTHER BUSINESS

         The Directors of the Fund know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies will be voted in accordance with the judgment of the Directors.

         If you cannot attend the Meeting in person, please complete and sign the enclosed proxy and return it in the envelope provided so that the Meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating.

VOTING INFORMATION

         Proxies from the shareholders of the Fund are being solicited by the Board of Directors of the Fund for the Special Meeting to be held on January 29, 1996, at the Fund's offices at 700 Central Avenue, St. Petersburg, Florida 33701 at 9:00 A.M. (local time), or at such later time made necessary by adjournment. A proxy may be revoked at any time at or before the meeting by oral or written notice to the Secretary of the Fund. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Reorganization. Approval of the Plan and the Reorganization will require the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. For this reason abstention and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining approval of the Plan of Reorganization.

         Proxies are to be solicited by mail. Additional solicitations may be made by telephone, telegraph or personal contact by officers, employees or agents of Templeton Investment Counsel, Inc. and its affiliates.

         Shareholders of the Fund of record at the close of business on January 15, 1996 ("Record Date") will be entitled to vote at the Special Meeting or any adjournment thereof. The holders of more than 50% of the shares of the Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of January 15, 1996, as shown on the books of the Fund, there were issued and outstanding ____________ shares of common stock of the Fund. As of January 15, 1996, as shown on the books of Foreign Equity, there were issued and outstanding _____________ shares of common stock.

         In the event that a quorum is present at the meeting but sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Plan in favor of such an adjournment and will vote those proxies which they are required to vote AGAINST the Plan against any such adjournment.

         The votes of the shareholders of Foreign are not being solicited, since their approval or consent is not necessary for the Reorganization to take place. As of January 15, 1996, the officers and Directors of Foreign Equity as a group beneficially owned less than 1% of the outstanding shares of Foreign Equity and, to the best of the knowledge of Foreign Equity, no person owned of record or beneficially 5% or more of Foreign Equity outstanding shares. As of January 15, 1996, the officers and Directors of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund and, to the best of the knowledge of the Fund, no person of record or beneficially owned 5% or more of the outstanding shares of the Fund.

                                           ACQUISITION OF THE ASSETS OF

                                        TEMPLETON INSTITUTIONAL FUNDS, INC.
                                     FOREIGN EQUITY (SOUTH AFRICA FREE) SERIES

                                         BY AND IN EXCHANGE FOR SHARES OF

                                        TEMPLETON INSTITUTIONAL FUNDS, INC.
                                               FOREIGN EQUITY SERIES

                                            PROXY STATEMENT/PROSPECTUS

                                                _____________, 199





                                                 TABLE OF CONTENTS

                                                                           PAGE

1.   Synopsis.........................................................
2.   Reasons for and Purposes of the
          Reorganization..............................................
3.   Comparison of Investment Objectives, Policies
            and Restrictions..........................................
4.   Information about the Reorganization.............................
5.   Comparative Information on Shareholder
          Rights......................................................
6.   Information about the Funds......................................

Voting Information....................................................
Exhibit A - Agreement and Plan of Reorganization

                                       AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this day of , 199 , by Templeton Institutional Funds, Inc. (the "Company"), a Maryland corporation with its principal place of business at 700 Central Avenue, St. Petersburg, Florida 33701 on behalf of each of Foreign Equity Series (the "Acquiring Fund"), and Foreign Equity (South Africa Free) Series (the "Acquired Fund").

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the
United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock, ($0.01 par value per share), of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of certain identified liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Acquired Fund and the Acquiring Fund are series of the Company, which is an open-end, registered investment company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Board of Directors of the Company has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its Shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

         WHEREAS, the Board of Directors of the Company has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

         WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Fund in an attempt to achieve greater operating economies and increased portfolio diversification;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF CERTAIN IDENTIFIED ACQUIRED FUND LIABILITIES AND THE
         LIQUIDATION OF THE ACQUIRED FUND

         1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets as set forth in paragraph
1.2 to the Acquiring Fund and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets computed in the manner and as of the time and date set forth in paragraph 2.1 by the net asset value of one Acquiring Fund Share computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

         1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interest receivable which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

         1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves (expected to include expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund's shares) reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by Templeton Global Investors, Inc., the business manager of the Acquired Fund and the Acquiring Fund, as of the Valuation Date (as defined in paragraph 2.1) in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected on that unaudited statement of assets and liabilities and shall not assume any other liabilities.

         1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund
Shares received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of immediately after the close of business on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange except upon request by a shareholder of the Acquired Fund.

         1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

2.       VALUATION

         2.1 The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the normal close of business of the New York Stock Exchange on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation and then-current prospectus or statement of additional information.

         2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of business of the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Company's Articles of Incorporation and then-current prospectus or statement of additional information.

         2.3 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

         2.4 All computations of value with respect to the Acquiring Fund shall be made by Templeton Global Investors, Inc.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date Shall be , 1996 or such later date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York time. The Closing shall be held at the offices of the Company, St.Petersburg, Florida or at such other place and time as the parties shall mutually agree.

         3.2 The Chase Manhattan Bank, N.A., as custodian for the Acquiring Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquired Fund; and (b) all necessary taxes including without limitation all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

         3.3 Franklin Templeton Investor Services, Inc. (the "Transfer Agent") on behalf of the Acquired Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4.       COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         4.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.

         4.2 The Acquired Fund will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         4.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


5.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND
         THE ACQUIRED FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         5.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company's Articles of Incorporation and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund;

         5.2 On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         5.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

         5.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         5.5 The parties shall have received the opinion of Messrs. Dechert Price & Rhoads addressed to the Company substantially to the effect that the transaction contemplated by this Agreement constitutes a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of the parties.

6.       BROKERAGE FEES AND EXPENSES

         6.1. The Acquiring Fund and the Acquired Fund each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

         6.2 Each party to this Agreement shall bear its own expenses in connection with carrying out the terms of this Agreement.

7.       TERMINATION

         This Agreement and the transaction contemplated hereby may be terminated and abandoned by either party by resolution of the Company's Board of Directors at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable.

8.       AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the authorized officers of the Company provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 4.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

         IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


Attest:                                     TEMPLETON INSTITUTIONAL FUNDS,
                                            INC. - ON BEHALF OF FOREIGN
                                            EQUITY SERIES


                                    By:
Secretary


Attest:                                     TEMPLETON INSTITUTIONAL FUNDS,
                                            INC. - ON BEHALF OF FOREIGN
                                            EQUITY (SOUTH AFRICA FREE) SERIES


                                    By:
Secretary

STATEMENT OF ADDITIONAL INFORMATION

ACQUISITION OF THE ASSETS OF

Templeton Institutional Funds, Inc.
 Foreign Equity (South Africa Free) Series
700 Central Avenue
St. Petersburg, Florida 33701
Telephone (800)/DIAL BEN

BY AND IN EXCHANGE FOR SHARES OF

Templeton Institutional Funds, Inc.
 Foreign Equity Series
700 Central Avenue
St. Petersburg, Florida 33701
Telephone (800)/DIAL BEN

         This Statement of Additional Information, relating specifically to the proposed acquisition of all of the assets of Foreign Equity (South Africa Free) series (the "Acquired Fund") by the Foreign Equity Series (the "Acquiring Fund"), in exchange for shares of the Acquired Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) The Statement of Additional Information of Templeton Institutional Funds, Inc. dated May 1, 1995 as amended September 29, 1995.

         (2) Annual Report of the Acquired Fund for the fiscal year ended December 31, 1994 and Semi-Annual Report of the Acquired Fund for the period ended June 30, 1995.

         (3) Annual Report of the Acquiring Fund for the fiscal year ended December 31, 1994 and Semi-Annual Report of the Acquiring Fund for the period ended June 30, 1995.

         This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated , 1995 relating to the above referenced matter may be obtained from the Acquired Fund or the Acquiring Fund. This Statement of Additional Information relates to, and should be read in conjunction with, such Proxy Statement/Prospectus.

         The date of this Statement of Additional Information is , 1995.

                      TEMPLETON INSTITUTIONAL FUNDS, INC.

               THISSTATEMENT OF ADDITIONAL INFORMATION DATED MAY
                1, 1995, AS AMENDED SEPTEMBER 29, 1995, IS NOT A
                                  PROSPECTUS.
                   IT SHOULD BE READ IN CONJUNCTION WITH THE
               PROSPECTUS OF TEMPLETON INSTITUTIONAL FUNDS, INC.
                DATED MAY 1, 1995, AS AMENDED FROM TIME TO TIME,
               WHICH MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST
                         TO THE PRINCIPAL UNDERWRITER,
                     FRANKLIN TEMPLETON DISTRIBUTORS, INC.,
                      700 CENTRAL AVENUE, P.O. BOX 33030,
                       ST. PETERSBURG, FLORIDA 33733-8030
                       TOLL FREE TELEPHONE: 800/DIAL BEN

                               TABLE OF CONTENTS

General Information and History.................... 1
Investment Objectives and
  Policies......................................... 1
 -Investment Policies.............................. 1
 -Repurchase Agreements............................ 2
 -Debt Securities.................................  2
 -Futures Contracts................................ 4
 -Options on Securities or Indices................. 5
 -Foreign Currency Hedging Transactions............ 7
 -Investment Restrictions.......................... 8
 -Risk Factors.....................................10
 -Trading Policies.................................15
 -Personal Securities Transactions.................15
Management of the Company..........................16
Director Compensation..............................22
Principal Shareholders.............................23
Investment Management and Other
  Services........................................ 25
 -Investment Management Agreements.................25
 -Management Fees..................................27
 -The Investment Managers..........................28
 -Business Manager.................................28
 -Custodian and Transfer Agent.....................30
 -Legal Counsel....................................30
 -Independent Accountants..........................31
 -Reports to Shareholders..........................31
Brokerage Allocation...............................31
Purchase, Redemption and
  Pricing of Shares................................34
 -Ownership and Authority Disputes.................35
Tax Status.........................................35
Principal Underwriter..............................41
Description of Shares..............................42
Performance Information............................42
Financial Statements...............................46



                                          GENERAL INFORMATION AND HISTORY

         Templeton Institutional Funds, Inc. (the "Company") was organized as a Maryland corporation on July 6, 1990, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Company currently offers five series of Shares: Growth Series, Foreign Equity Series, Emerging Markets Series, Global Fixed Income Series and Foreign Equity (South Africa Free) Series (collectively, the "Funds").

                                        INVESTMENT OBJECTIVES AND POLICIES

         INVESTMENT POLICIES. The Funds' Investment Objectives and Policies are described in the Prospectus under the heading "Investment Objectives and Policies." Each Fund may invest a portion of its assets, and may invest without limit for defensive purposes, in commercial paper which, at the date of investment, must be rated A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, be issued by a company which at the date of investment has an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's.

         REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Each Fund's investment manager (Templeton Investment Counsel, Inc. ("TICI") in the case of Growth Series, Foreign Equity Series and Foreign Equity (South Africa Free) Series; Templeton Investment Management (Singapore) Pte Ltd., ("Templeton (Singapore)") in the case of Emerging Markets Series; and the Templeton Global Bond Managers division of TICI ("TGBM") in the case of Global Fixed Income Series) (collectively, the "Investment Managers") will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agree-ments may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. A Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Company's Directors, I.E., banks or broker-dealers which have been determined by a Fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

         DEBT SECURITIES. Each of the Funds may invest a portion of its assets in debt securities, including bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances. Debt securities purchased by a Fund may be rated as low as C by S&P or Moody's or, if unrated, of comparable quality as determined by the Fund's Investment Manager. As an operating policy, which may be changed by the Board of Directors without Shareholder approval, each Fund will limit its investment in debt securities rated lower than BBB by S&P or Baa by Moody's to 5% of its total assets. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower quality debt securities would be consistent with the interests of the Funds and their Shareholders. Commercial paper purchased by the Funds will meet the credit quality criteria set forth under "Investment Policies" above.

         The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Funds' net asset value.

         Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthi-ness analysis than would be the case if the Fund were investing in higher rated securities.

         Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery.

         The Funds may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no corresponding cash payment until a later time, generally the security's maturity date. In order to qualify for beneficial tax treatment, a Fund must distribute substantially all of its net investment income to shareholders on an annual basis (see "Tax Status"). Thus, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

         Congressional legislation, which requires federally insured savings and loan associations to divest their investments in low rated debt securities, may have a material adverse effect on a Fund's net asset value and investment practices.

         FUTURES CONTRACTS. The Funds may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

         The Funds may also buy and sell index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

         At the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities, or other highly liquid debt securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's Custodian. When writing a futures contract, a Fund will maintain with its Custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

         OPTIONS ON SECURITIES OR INDICES. The Funds may write (I.E., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on United States and foreign exchanges or in the over-the-counter markets.

         An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

         A Fund may write a call or put option only if the option is "covered." A call option on a security written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. Government securities in a segregated account with its Custodian. A put option on a security written by a Fund is "covered" if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its Custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         A Fund will cover call options on stock indices that it writes by owning securities whose price changes, in the opinion of the Fund's Investment Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, a Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on stock indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

         A Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on indices or securities will increase a Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

         A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of a Fund's security holdings being hedged.

         A Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, a Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

         FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, the Funds may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Funds may also conduct their foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

         A Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." Because in connection with a Fund's forward foreign currency transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, a Fund will always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund's ability to utilize forward contracts in the manner set forth above may be restricted.

Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

         The Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

         The Funds may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of a Fund's Investment Manager to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

         INVESTMENT RESTRICTIONS. Each Fund has imposed upon itself certain Investment Restrictions set forth below, which, together with its Investment Objective are fundamental policies. No changes in a Fund's Investment Objective or these Investment Restrictions can be made without the approval of the Fund's Shareholders. For this purpose, the provisions of the 1940 Act require the affirmative vote of the lesser of either (A) 67% or more of the Shares of a Fund present at a Shareholder's meeting at which more than 50% of the outstanding Shares are present or represented by proxy or (B) more than 50% of the outstanding Shares of the Fund.

         Each Fund will not:

         1. Invest in real estate or mortgages on real estate (although a Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies except as permitted by the 1940 Act; invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the Prospectus).

         2. Purchase or retain securities of any company in which Directors or officers of the Company or of the Fund's Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

         3. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund's total assets (i) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer; provided, however, that this restriction does not apply to the Global Fixed Income Series.

         4. Act as an underwriter; issue senior securities except as set forth in investment restriction 6 below; or purchase on margin or sell short (but a Fund may make margin payments in connection with options on securities or securities indices and foreign currencies; futures contracts and related options; and forward contracts and related options).

         5. Loan money apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although a Fund may buy from a bank or broker-dealer United States government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest and loan its portfolio securities.

         6. Borrow money, except that a Fund may borrow money from banks in an amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed).

         7. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

         8. Invest more than 5% of its total assets in warrants, whether or not listed on the New York or American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the Fund in units or attached to securities are not included in this Restriction.

         9. Invest more than 25% of its total assets in a single industry.

         10. Participate on a joint or a joint and several basis in any trading account in securities. (See "Investment Objectives and Policies -- Trading Policies" as to transactions in the same securities for a Fund and/or other mutual funds with the same or affiliated advisers.)

         In addition, the Company has undertaken with a state securities commission, as a non-fundamental policy which may be changed without shareholder approval, to limit the investment by each Series in illiquid and restricted securities (excluding securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933) to no more than 15% of the Series' net assets at the time of purchase.

         Whenever any Investment Policy or Investment Restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of a Fund's acquisition of such security or property. Assets are calculated as described in the Prospectus under the heading "Purchase of Shares." If a Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 3 or 9 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

         RISK FACTORS. Each Fund has the right to purchase securities in any foreign country, developed or developing.
Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

         There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. The Funds, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vi) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

         In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.

         Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund Shareholders. Further, no accounting standards exist in Eastern European countries.

         Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (3) pervasiveness of corruption and crime in the Russian economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Fund's ability to exchange local currencies for U.S. dollars; (7) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (8) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (9) dependency on exports and the corresponding importance of international trade;
(10) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (11) possible difficulty in identifying a purchaser of securities held by a Fund due to the underdeveloped nature of the securities markets.

         There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While each Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Investment Manager. Further, this also could cause a delay in the sale of Russian company securities by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

         Each Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particu-larly when a Fund changes investments from one country to another or when proceeds of the sale of Shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

         The  Funds  may  be  affected   either   unfavorably  or  favorably  by
fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on that Fund. Through the flexible policy of the Funds, the Investment Managers endeavor to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time they place the investments of the Funds.

         The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

         The Directors consider at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Directors also consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services -- Custodian and Transfer Agent"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of a Fund's Investment Manager, any losses resulting from the holding of a Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the Shareholders. No assurance can be given that the Directors' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments will not occur.

         A Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Funds intend to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of stock index futures and related options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or related options and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon the ability of that Fund's Investment Manager's to predict correctly movements in the direction of the market, as to which no assurance can be given.

         TRADING POLICIES. The Investment Managers and their affiliated companies serve as investment advisers to other investment companies and private clients. Accordingly, the respective portfolios of certain of these funds and clients may contain many or some of the same securities. When certain funds or clients are engaged simultaneously in the purchase or sale of the same security, the trades may be aggregated for execution and then allocated in a manner designed to be equitable to each party. The larger size of the transaction may affect the price of the security and/or the quantity which may be bought or sold for each party. If the transaction is large enough, brokerage commissions in certain countries may be negotiated below those otherwise chargeable.

         Sale or purchase of securities, without payment of brokerage commissions, fees (except customary transfer fees) or other remuneration in connection therewith, may be effected between any of these funds, or between funds and private clients, under procedures adopted by the Company's Board of Directors pursuant to Rule 17a-7 under the 1940 Act.

         PERSONAL SECURITIES TRANSACTIONS. Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Franklin Resources, Inc. or their subsidiaries, are permitted to engage in personal securities transaction subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after 1 this clearance; (2) Copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

                                             MANAGEMENT OF THE COMPANY

         The name, address, principal occupation during the past five years and other information with respect to each of the Directors and principal executive officers of the Company is as follows:

NAME, ADDRESS AND
OFFICES WITH COMPANY
PRINCIPAL OCCUPATION
DURING THE PAST FIVE YEARS

HARRIS J. ASHTON
Metro Center
1 Station Place
Stamford, Connecticut
  Director
Chairman of the Board, president
and chief executive officer of
General Host Corporation (nursery
and craft centers); and a
director of RBC Holdings (U.S.A.)
Inc. (a bank holding company) and
Bar-S Foods.  Age 63.

NICHOLAS F. BRADY*
102 East Dover Street
Easton, Maryland
  Director Chairman of Templeton Emerging Markets Investment Trust PLC; chairman of Templeton Latin America Investment Trust PLC; chairman of Darby Overseas Investments, Ltd. (an investment firm) (1994-present); director of the Amerada Hess Corporation, Capital Cities/ABC, Inc., Christiana Companies, and the H.J. Heinz Company; Secretary of the United States Department of the Treasury (1988-January 1993); and chairman of the board of Dillion, Read & Co. Inc. (investment banking) prior thereto. Age 65.

NAME, ADDRESS AND                                   PRINCIPAL OCCUPATION
OFFICES WITH COMPANY                                DURING THE PAST FIVE YEARS

FRANK J. CROTHERS
P.O. Box N-3238
Nassau, Bahamas
  Director President and chief executive officer of Atlantic Equipment & Power Ltd; vice chairman of Caribbean Utilities Co., Ltd.; president of Provo Power Corporation; and a director of various other business and nonprofit organizations. Age 51.

S. JOSEPH FORTUNATO
12 Brannick Drive
Madison, New Jersey
  Director
Member of the law firm of Pitney,
Hardin, Kipp & Szuch; and a
director of General Host
Corporation.  Age 63.

JOHN Wm. GALBRAITH
360 Central Avenue
Suite 1300
St. Petersburg, Florida
  Director
President of Galbraith
Properties, Inc. (personal
investment company); director of
Gulfwest Banks, Inc. (bank
holding company) (1995-present)
and Mercantile Bank (1991-
present); vice chairman of
Templeton, Galbraith & Hansberger
Ltd. (1986-1992); and chairman of
Templeton Funds Management, Inc.
(1974-1991). Age 74.

ANDREW H. HINES, JR.
150 2nd Avenue N.
St. Petersburg, Florida
  Director Consultant for the Triangle Consulting Group; chairman of the board and chief executive officer of Florida Progress Corporation (1982-February 1990) and director of various of its subsidiaries; chairman and director of Precise Power Corporation; executive-in-residence of Eckerd College (1991-present); and a director of Checkers Drive-In Restaurants, Inc. Age72.

NAME, ADDRESS AND                                   PRINCIPAL OCCUPATION
OFFICES WITH COMPANY                                DURING THE PAST FIVE YEARS

CHARLES B. JOHNSON*
777 Mariners Island Blvd.
San Mateo, California
  Chairman of the Board
  and Vice President
President, chief executive officer, and director of Franklin Resources, Inc.; chairman of the board and director of Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; director of Franklin Administrative Services, Inc., General Host Corporation, and Templeton Global Investors, Inc.; and officer and director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin and of 55 of the investment companies in the Franklin Templeton Group.
Age 62.

BETTY P. KRAHMER
2201 Kentmere Parkway
Wilmington, DE
  Trustee
Director or trustee of various civic associations; formerly, economic analyst, U.S.
Government.  Age 66.

GORDON S. MACKLIN
8212 Burning Tree Road
Bethesda, Maryland
  Director
Chairman of White River
Corporation (information
services); director of Fund
America Enterprises Holdings,
Inc., Lockheed Martin
Corporation,   MCI  Communications  Corporation,   Fusion  Systems  Corporation,
Infovest Corporation, and Medimmune, Inc.; and formerly held the following positions: chairman of Hambrecht and Quist Group; director of H&Q Healthcare Investors; and president of the National Association of Securities Dealers, Inc. Age 67.

NAME, ADDRESS AND                                   PRINCIPAL OCCUPATION
OFFICES WITH COMPANY                                DURING THE PAST FIVE YEARS

FRED R. MILLSAPS
2665 N.E. 37th Drive
Fort Lauderdale, Florida
  Director
Manager of personal investments (1978-present); chairman and chief executive officer of Landmark Banking Corporation (1969-1978); financial vice president of Florida Power and Light (1965-1969); vice president of The Federal Reserve Bank of Atlanta (1958-1965); and a director of various business and nonprofit organizations. Age 66.

CONSTANTINE DEAN TSERETOPOULOS
Lyford Cay Hospital
P.O. Box N-7776
Nassau, Bahamas
  Director Physician, Lyford Cay Hospital (July 1987-present); Cardiology Fellow, University of Maryland (July 1985-July 1987); Internal Medicine Intern, Greater Baltimore Medical Center (July 1982-July 1985). Age 41.

DONALD F. REED
4 King Street West
Toronto, Ontario
Canada
  President Executive vice president of Templeton Worldwide, Inc.; president of Templeton Investment Counsel, Inc.; president and chief executive officer of Templeton Management Limited; co-founder and director of International Society of Financial Analysts; chairman of Canadian Council of Financial Analysts; formerly, president and director, Reed Monahan Nicolishen Investment Counsel (1982-1989).
Age 50.

MARK G. HOLOWESKO
Lyford Cay
Nassau, Bahamas
  Vice President President, chief executive officer and director of Templeton, Galbraith & Hansberger Ltd.; director of global equity research for Templeton Worldwide, Inc.; president or vice president of the Templeton Funds; formerly, investment administrator with Roy West Trust Corporation (Bahamas) Limited (1984-1985). Age35.

NAME, ADDRESS AND                                    PRINCIPAL OCCUPATION
OFFICES WITH COMPANY                                 DURING THE PAST FIVE YEARS

MARTIN L. FLANAGAN
777 Mariners Island Blvd.
San Mateo, California
  Vice President Senior vice president, treasurer and chief financial officer of Franklin Resources, Inc.; director and executive vice president of Templeton
Investment Counsel, Inc.; director, president and chief executive officer of Templeton Global Investors, Inc.; director or trustee and president or vice president of the Templeton Funds; accountant with Arthur Andersen & Company (1982-1983); and a member of the International Society of Financial Analysts and the American Institute of Certified Public Accountants. Age 35.

DANIEL L. JACOBS
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice President Executive vice president and director of Templeton Investment Counsel, Inc.; director of Templeton Global Investors, Inc.; and president or vice president of certain of the Templeton Funds. Age 43.

JAMES E. CHANEY
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice President Vice president, Portfolio Management/Research of Templeton Investment Counsel, Inc.; formerly, vice president of equities, GE Investments (1987- 1991); consulting engineer and project manager, Camp, Dresser & McKee, Inc. (January 1985-July 1985) and American British Consultants (1983-1984). Age 39.

NAME, ADDRESS AND                                   PRINCIPAL OCCUPATION
OFFICES WITH COMPANY                                DURING THE PAST FIVE YEARS

J. MARK MOBIUS
Two Exchange Square
Hong Kong
  Vice President  Managing  director of Templeton  Investment  Management  (Hong
Kong) Limited; portfolio manager for various Templeton advisory affiliates; president of International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and a director of Vickers de Costa, Hong Kong (1983-1986). Age 59.

THOMAS LATTA
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice President Vice president of the Templeton Global Bond Managers division of Templeton Investment Counsel, Inc.; vice president of various Templeton Funds; formerly, portfolio manager, Forester & Hairston (1988-1991); and investment adviser, Merrill Lynch, Pierce, Fenner & Smith Inc. (1981-1988). Age 35.

JOHN R. KAY
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice President Vice president of the Templeton Funds; vice president and treasurer of Templeton Global Investors, Inc. and Templeton Worldwide, Inc.; assistant vice president of Franklin Templeton Distributors, Inc.; formerly, vice president and controller of the Keystone Group, Inc. Age 55.

THOMAS M. MISTELE
700 Central Avenue
St. Petersburg, Florida
  Secretary

Senior vice president of Templeton Global Investors, Inc.; vice president of Franklin Templeton Distributors, Inc.; secretary of the Templeton Funds; formerly, attorney, Dechert Price & Rhoads (1985-1988) and Freehill, Hollingdale & Page (1988); and judicial clerk, U.S. District Court (Eastern District of Virginia) (1984-1985). Age 42.

JAMES R. BAIO
500 East Broward Blvd.
Fort Lauderdale, Florida
  Treasurer Certified public accountant; treasurer of the Templeton Funds; senior vice president of Templeton Worldwide, Inc., Templeton Global Investors, Inc., and Templeton Funds Trust Company; formerly, senior tax manager with Ernst & Young (certified public accountants) (1977-1989). Age 41.

JACK L. COLLINS
700 Central Avenue
St. Petersburg, Florida
  Assistant Treasurer Assistant treasurer of the Templeton Funds; assistant vice president of Franklin Templeton Distributors, Inc.; formerly, partner with Grant Thornton (international certified public accountants). Age 66.

JEFFREY L. STEELE
1500 K Street, N.W.
Washington, D.C.
  Assistant Secretary
Partner, Dechert Price & Rhoads.
Age 50.

------------------------

* These are Directors who are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Brady and Franklin Resources, Inc. are limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February, 1994, and is Chairman and a shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton, Galbraith & Hansberger, Ltd. are limited partner of Darby Emerging Markets Fund, L.P.

         There are no family relationships between any of the Directors.

                                               DIRECTOR COMPENSATION

         All of the Company's officers and Directors also hold positions with other investment companies in the Franklin Templeton Group. No compensation is paid by the Company to any officer or director who is an officer, director or employee of the Investment Managers or their affiliates. Each Templeton Fund pays its independent directors and trustees and Mr. Brady an annual retainer and/or fees for attendance at Board and Committee meetings, the amount of which is based on the level of assets in each fund. Accordingly, the Company currently pays the independent Directors and Mr. Brady an annual retainer of $6000.00 and a fee of $500.00 per meeting attended of the Board and its Committees. The independent Directors and Mr. Brady are reimbursed for any expenses incurred in attending meetings, paid pro rata by each Franklin Templeton Fund in which they serve. No pension or retirement benefits are accrued as part of Company expenses.

         The following table shows the total compensation paid to the Directors by the Company and by all investment companies in the Franklin Templeton Group:

                                                                NUMBER OF                 TOTAL COMPENSATION
  NAME                               AGGREGATE              FRANKLIN TEMPLETON             FROM ALL FUNDS IN
   OF                               COMPENSATION            FUND BOARDS ON WHICH          FRANKLIN TEMPLETON
DIRECTOR                          FROM THE COMPANY*       DIRECTOR SERVES                        GROUP*
--------                          -----------------     --------------------              -------------
Harris J. Ashton                      $3,500                         54                          $319,925

Nicholas F. Brady                      3,500                         23                            86,125

Frank J. Crothers                      4,000                          4                            12,850

S. Joseph Fortunato                    3,500                         56                           336,065

John Wm. Galbraith                         0                         22                                 0

Andrew H. Hines, Jr.                   3,300                         23                           106,125

Betty P. Krahmer                           0                         23                            75,275

Gordon S. Macklin                      3,500                         51                           303,695

Fred R. Millsaps                       3,300                         23                           106,125

Constantine Dean Tseretopoulos 4,000                                  4                            12,850

---------------

*        For the fiscal year ended December 31, 1994.


                                              PRINCIPAL SHAREHOLDERS

         As of March 31, 1995, there were 17,837,898 Shares of Growth Series outstanding, of which no Shares were owned beneficially, directly or indirectly, by Directors or officers of the Company. As of March 31, 1995, there were 95,750,540 Shares of Foreign Equity Series outstanding, of which no Shares were owned beneficially, directly or indirectly, by the Directors or officers of the Company. As of March 31, 1995, there were 55,341,061 Shares of Emerging Markets Series outstanding, of which no Shares were owned beneficially, directly or indirectly, by the Directors or officers of the Company. As of March 31, 1995, there were 12,398 Shares of Global Fixed Income Series outstanding, of which no Shares were owned beneficially, directly or indirectly, by the Directors or officers of the Company. As of March 31, 1995, there were 4,652,327 Shares of Foreign Equity (South Africa Free) Series outstanding, of which no Shares were owned beneficially, directly or indirectly, by the Directors or officers of the Company.

         Set forth below is information regarding persons who owned 5% or more of the outstanding Shares of Foreign Equity Series as of March 31, 1995: CC Penco, 200 Barrister Bldg., 155 E. Market Street, Indianapolis, IN 46204-3294, owned 7,184,330 Shares (7% of the outstanding Shares). As of March 31, 1995, the following persons owned 5% or more of the outstanding Shares of Growth Series:
Princeton Theological Seminary, P.O. Box 821, Princeton, New Jersey 08542-0803, owned 13,280,212 Shares (74% of the outstanding Shares) and Peter Norton, on behalf of the Norton Family Trust, 225 Arizona Avenue, Santa Monica, California 90401- 1210, owned 1,064,250 Shares (5% of the outstanding Shares). As of March 31, 1995, the following persons owned 5% or more of the outstanding Shares of Emerging Markets Series: Northern Trust Company, on behalf of Utah Retirement Systems, P.O. Box 92956, Chicago, Illinois 60675, owned 5,255,585 Shares (9% of the outstanding Shares); The Regents of the University of California, 300 Lakeside Drive, 17th Floor, Oakland, California, owned 3,956,917 Shares (6% of outstanding Shares); New York State Common Retirement Fund, Alfred E. Smith State Office Building, Sixth Floor, Albany, New York 12236, owned 8,746,042 Shares (15% of the outstanding Shares); and Bankers Trust Company, on behalf of American National Can Master Retirement Trust, P.O. Box 1742, Church Street Station, New York, New York 10008, owned 3,055,375 Shares (5% of the outstanding Shares). As of March 31, 1995, the following persons owned 5% or more of the outstanding Shares of Global Fixed Income Series: Templeton Global Investors, Inc., 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091, owned 12,398 Shares (100% of the outstanding Shares). As of March 31, 1995, the following persons owned 5% or more of outstanding Shares of Foreign Equity (South Africa
Free) Series: Mott Children's Health Center, 806 Tuuri Place, Flint, Michigan 48503, owned 1,208,826 Shares (25% of the outstanding Shares); Northern Trust Company, F/B/O Dallas Museum of Art, P.O. Box 92956, Chicago, IL 60675-2956, owned 650,546 Shares (13% of the outstanding Shares); Wachovia Bank of North Carolina, on behalf of Atlanta Gas Light Company Retirement Plan, 301 North Main Street, Winston-Salem, North Carolina 27150, owned 1,008,793 Shares (21% of the outstanding Shares); Lutheran Charities Foundation, 709 S. Laclede Station Road, St. Louis, MO 63119 owned 436,789 Shares (9% of the outstanding Shares); The Childrens Hospital Foundation, 1129 East 17th Avenue, Denver, CO 80218 owned 803,497 Shares (17% of the outstanding Shares); and Promedica Health Care Foundation, 2142 North Cove Boulevard,

Toledo, OH 43606, owned 335,105 Shares (7% of the outstanding Shares).

                                     INVESTMENT MANAGEMENT AND OTHER SERVICES

         INVESTMENT MANAGEMENT AGREEMENTS. The Investment Manager of Growth Series, Foreign Equity Series and Foreign Equity (South Africa Free) Series is Templeton Investment Counsel, Inc., a Florida corporation with offices at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. The Investment Management Agreement between TICI and the Company on behalf of Foreign Equity Series, dated October 30, 1992, and amended and restated on February 25, 1994, was approved by Templeton Funds Management, Inc. ("TFM"), as sole Shareholder of that Fund, on October 30, 1992, and was last approved by the Board of Directors at a meeting held on February 24, 1995, to run through April 30, 1996. The Investment Management Agreement between TICI and the Company on behalf of Growth Series and Foreign Equity (South Africa Free) Series, dated May 3, 1993, was approved by Templeton Global Investors, Inc. ("TGI"), as sole Shareholder of each of those Funds, on April 30, 1993, and amended and restated on February 25, 1994, and was last approved by the Board of Directors at a meeting held on February 24, 1995, to run through April 30, 1996.

         The Investment Manager of Emerging Markets Series is the Hong Kong office of Templeton Investment Management (Singapore) Pte Ltd., a Singapore corporation at 20 Raffles Place, Ocean Tower, Singapore. On September 29, 1995, the Investment Manager assumed the investment management duties of Templeton Investment Management (Hong Kong) Limited, a Hong Kong company, with respect to the Emerging Markets Series under the Investment Management Agreement. The Investment Management Agreement between Templeton (Singapore) and the Company on behalf of Emerging Markets Series, dated May 3, 1993, and amended and restated on February 25, 1994, was approved by TGI as sole shareholder of Emerging Markets Series on April 30, 1993, and was last approved by the Board of Directors on February 24, 1995 to run through April 30, 1996.

         The Investment Manager of Global Fixed Income Series is TICI through its Templeton Global Bond Managers division. The Investment Management Agreement between TGBM and the Company on behalf of Global Fixed Income Series, dated May 3, 1993, and amended and restated on February 25, 1994 was approved by TGI, as sole Shareholder of Global Fixed Income Series, on April 30, 1993, and was last approved by the Board of Directors on February 24, 1995 to run through April 30, 1996.

         Each of the Investment Management Agreements will continue from year to year after its initial term, subject to approval annually by the Board of Directors or by vote of a majority of the outstanding Shares of each Fund (as defined in the 1940 Act) and also, in either event, with the approval of a majority of those Directors who are not parties to the Agreement or interested persons of any such party in person at a meeting called for the purpose of voting on such approval.

         Each Investment Management Agreement requires a Fund's Investment Manager to manage the investment and reinvestment of each Fund's assets. In so doing, without cost to the Funds, the Investment Managers may receive certain research services described below. The Investment Managers are not required to furnish any personnel, overhead items or facilities for the Fund, including daily pricing or trading desk facilities.

         Each Investment Management Agreement provides that a Fund's Investment Manager will select brokers and dealers for execution of the Fund's portfolio transactions consistent with the Fund's brokerage policy (see "Brokerage Allocation"). Although the services provided by broker-dealers in accordance with the brokerage policy incidentally may help reduce the expenses of or otherwise benefit the Investment Managers and other investment advisory clients of the Investment Managers and of their affiliates, as well as the Funds, the value of such services is indeterminable, and the Investment Managers' fees are not reduced by any offset arrangement by reason thereof.

         When the Investment Manager of a Fund determines to buy or sell the same securities for the Fund that the Investment Manager or certain of its affiliates have selected for one or more of the Investment Manager's other clients or for clients of its affiliates, the orders for all such securities trades may be placed for execution by methods determined by the Investment Manager, with approval by the Board of Directors, to be impartial and fair, in order to seek good results for all parties (see "Investment Objectives and Policies -- Trading Policies"). Records of securities transactions of persons who know when orders are placed by the Funds are available for inspection at least four times annually by the compliance officer of the Company so that the non-interested Directors (as defined in the 1940 Act) can be satisfied that the procedures are generally fair and equitable for all parties.

         Each Investment Management Agreement further provides that a Fund's Investment Manager shall have no liability for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Manager of its duties under the Investment Management Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians or securities depositories, or from any wars or political acts of any foreign governments to which such assets might be exposed, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part or reckless disregard of its duties under the Investment Management Agreement. Each Investment Management Agreement will terminate automatically in the event of its assignment, and may be terminated by the Company on behalf of a Fund at any time without payment of any penalty on 60 days' written notice, with the approval of a majority of the Directors of the Company in office at the time or by vote of a majority of the outstanding Shares of the affected Fund (as defined in the 1940
Act).

         MANAGEMENT FEES. Growth Series, Foreign Equity Series and Foreign Equity (South Africa Free) Series each pays TICI a monthly fee equal on an annual basis to 0.70% of its average daily net assets during the year. During the fiscal years ended December 31, 1994, 1993 and 1992, TICI (and, prior to
October 30, 1992, Templeton, Galbraith & Hansberger Ltd., the previous investment manager of Foreign Equity Series) received from Foreign Equity Series fees of $5,740,479, $1,000,116 and $7,796, respectively. During the fiscal year ended December 31, 1994 and for the period from May 3, 1993 (commencement of operations) to December 31, 1993, TICI received from Growth Series fees of $1,365,883 and $573,848, respectively. During the fiscal year ended December 31, 1994 and for the period from May 3, 1993 (commencement of operations) to December 31, 1994, TICI received from Foreign Equity (South Africa Free) Series fees of $485,980 and $404,511, respectively. Emerging Markets Series pays
Templeton (Singapore) a monthly fee equal on an annual basis to 1.25% of its average daily net assets during the year. This fee is higher than advisory fees paid by most other U.S. investment companies, primarily because investing in equity securities of companies in emerging markets, which are not widely followed by professional analysts, requires Templeton (Singapore) to invest additional time and incur added expense in developing specialized resources, including research facilities. During the fiscal year ended December 31, 1994 and during the period from May 3, 1993 (commencement of operations) to December 31, 1993, Templeton Investment Management (Hong Kong) Limited, the Fund's previous investment manager, received from Emerging Markets Series fees of $6,669,935 and $1,578,353, respectively. Global Fixed Income Series pays TGBM a monthly fee equal on an annual basis to 0.55% of its average daily net assets during the year. During the fiscal year ended December 31, 1994 and during the period from May 3, 1993 (commencement of operations) to December 31, 1993, TGBM received from Global Fixed Income Series fees of $2,453 and $1,974, respectively. Each of the Investment Managers will comply with any applicable state regulations which may require it to make reimbursements to a Fund in the event that the Fund's aggregate operating expenses, including the management fee, but generally excluding interest, taxes, brokerage commissions and extraordinary expenses, are in excess of specific applicable limitations. The strictest rule currently applicable to the Funds is 2.5% of the first $30,000,000 of net assets, 2% of the next $70,000,000 of net assets and 1.5% of the remainder.

         THE INVESTMENT MANAGERS. The Investment Managers are indirect wholly owned subsidiaries of Franklin Resources, Inc. ("Franklin"), a publicly traded company whose shares are listed on the NYSE. Charles B. Johnson (a Director and officer of the Company), Rupert H. Johnson, Jr. and R. Martin Wiskemann are principal shareholders of Franklin and own, respectively, approximately 20%, 16% and 9.2% of its outstanding shares. Messrs. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

         BUSINESS MANAGER. Templeton Global Investors, Inc. performs certain administrative functions for the Company including:

         o providing office space, telephone, office equipment and supplies for the Company;

         o         paying all compensation of the Company's officers;

         o authorizing expenditures and approving bills for payment on behalf of the Company;

         o supervising preparation of annual and semiannual reports to Shareholders, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual Shareholders;

         o daily pricing of the Funds' investment portfolios and preparing and supervising publication of daily quotations of the bid and asked prices of the Funds' Shares, earnings reports and other financial data;

         o         providing trading desk facilities for the Funds;

         o monitoring relationships with organizations serving the Company, including custodians, transfer agents and printers;

         o supervising compliance by the Company with recordkeeping requirements under the 1940 Act and regulations thereunder and with state regulatory requirements, maintaining books and records for the

                  Funds (other than those maintained by the custodian and transfer agent); and preparing and filing tax reports other than the Funds' income tax returns; and

         o providing executive, clerical and secretarial help needed to carry out these responsibilities.

         For its services, the Business Manager receives a monthly fee equal on an annual basis to 0.15% of the first $200,000,000 of the combined average daily net assets of the Funds, reduced to 0.135% annually of such net assets in excess of $200,000,000, further reduced to 0.1% annually of such net assets in excess of $700,000,000, and further reduced to 0.075% annually of such net assets in excess of $1,200,000,000. Since the Business Manager's fee covers services often provided by investment advisers to other funds, the Funds' combined expenses for advisory and administrative services (except those of Global Fixed Income Series) are higher than those of most other investment companies. During the fiscal years ended December 31, 1994, 1993 and 1992, the Business Manager (and, prior to April 1, 1993, Templeton Funds Management, Inc., the Company's previous business manager) received fees of $912,500, $201,527 and $1,671, respectively for business management services to Foreign Equity Series. During the fiscal year ended December 31, 1994 and for the period of May 3, 1993 (commencement of operations) to December 31, 1993, the Business Manager received fees of $216,577 and $114,812, respectively, for business management services to Growth Series. For the fiscal year ended December 31, 1994 and for the period of May 3, 1993 (commencement of operations) to December 31, 1993, the Business Manager received fees of $589,648 and $176,839, respectively, for business management services to Emerging Markets Series. For the fiscal year ended December 31, 1994 and for the period of May 3, 1993 (commencement of operations) to December 31, 1993, the Business Manager received $495 and $503, respectively for business management services to Global Fixed Income Series. For the fiscal year ended December 31, 1994 and for the period of May 3, 1993 (commencement of operations) to December 31, 1993, the Business Manager received $77,383 and $81,019, respectively, for business management services to Foreign Equity (South Africa Free) Series.

         The Business Manager has voluntarily agreed to limit the total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of each Fund to an annual rate of 1% (1.6% for Emerging Markets Series) of the Fund's average net assets until December 31, 1995. As long as this temporary expense limitation continues, it may lower each Fund's expenses and increase its total return. The expense limitation may be terminated or revised at any time after December 31, 1995, at which time each Fund's expenses may increase and its total return may be reduced, depending on the total assets of the Fund.

         The Business Manager is relieved of liability to the Company and to the Funds for any act or omission in the course of its performance under the Business Management Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations. The Business Management Agreement may be terminated by the Company at any time on 60 days' written notice without payment of penalty, provided that such termination by the Company shall be directed or approved by vote of a majority of the Directors of the Company in office at the time or by vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act), and shall terminate automatically and immediately in the event of its assignment.

         The Business Manager is an indirect wholly owned subsidiary of Franklin.

         CUSTODIAN AND TRANSFER AGENT. The Chase Manhattan Bank, N.A. serves as Custodian of the Funds' assets, which are maintained at the Custodian's principal office, MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world. The Custodian has entered into agreements with foreign sub-custodians approved by the Directors pursuant to Rule 17f-5 under the 1940 Act. The Custodian, its branches and sub-custodians generally do not hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.

         Franklin Templeton Investor Services, Inc. serves as the Funds' Transfer Agent. Services performed by the Transfer Agent include processing purchase, transfer and redemption orders; making dividend payments, capital gains distributions and reinvestments; and handling all routine communications with Shareholders. The Transfer Agent receives from each Fund an annual fee of $13.74 per Shareholder account ($14.77 per Shareholder Account for Global Fixed Income Series) plus out-of-pocket expenses, such fee to be adjusted each year to reflect changes in the Department of Labor Consumer Price Index.

         LEGAL COUNSEL. Dechert Price & Rhoads, Washington, D.C., is legal counsel for the Company.

         INDEPENDENT ACCOUNTANTS. The firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, serves as independent accountants for the Company. In addition to reporting annually on the financial statements of the Funds, the accountants review certain filings of the Funds with the Securities and Exchange Commission ("SEC") and prepare the Company's Federal and state corporation tax returns.

         REPORTS TO SHAREHOLDERS. The Company's fiscal year ends on December 31. Shareholders will be provided at least semiannually with reports showing the portfolios of the Funds and other information, including an annual report with financial statements audited by independent accountants. Shareholders who would like to receive an interim quarterly report may phone the Fund Information Department at 1-800/DIAL BEN.

                                               BROKERAGE ALLOCATION

         The Investment Management Agreement for each Fund provides that the Fund's Investment Manager is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Fund's portfolio transactions and, when applicable, the negotiation of commissions in connection therewith. It is not the duty of a Fund's Investment Manager, nor does it have any obligation, to provide a trading desk for the Fund's portfolio transactions. All decisions and placements are made in accordance with the following principles:

         1. Purchase and sale orders will usually be placed with brokers who are selected by the Investment Managers as able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Managers in determining the overall reasonableness of brokerage commissions.

         2. In selecting brokers for portfolio transactions, each Fund's Investment Manager takes into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by the Fund.

         3. The Investment Managers are authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), for the Funds and/or other accounts, if any, for which the Investment Managers exercise investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable, to cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Investment Manager for that Fund determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Investment Managers are not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Investment Manager of a Fund shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that commissions were paid only for products or services which provide lawful and appropriate assistance to the Investment Manager in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Company's policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Funds to obtain a favorable price than to pay the lowest commission; and

                  (ii) the quality, comprehensiveness and frequency of research studies which are provided for the Funds and the Investment Managers are useful to the Investment Managers in performing advisory services under their Investment Management Agreements with the Company. Research services provided by brokers to the Investment Managers are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Managers under their Agreements. Research furnished by brokers through whom the Funds effect securities transactions may be used by the Investment Managers for any of their accounts, and not all such research may be used by the Investment Managers for the Funds. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker, including quotations outside the United States for daily pricing of foreign securities held in the Funds' portfolios.

         4. Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal except where, in the judgment of a Fund's Investment Manager, better prices and execution may be obtained on a commission basis or from other sources.

         5. Sales of the Funds' Shares (which shall be deemed to include also shares of other investment companies registered under the 1940 Act which have either the same investment adviser or an investment adviser affiliated with any Fund's Investment Manager) made by a broker are one factor among others to be taken into account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of a Fund to that broker; provided that the broker shall furnish "best execution" as defined in paragraph 1 above, and that such allocation shall be within the scope of the Fund's policies as stated above; and provided further, that in every allocation made to a broker in which the sale of Shares is taken into account there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in paragraph 3 above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of Shares.

         Insofar as known to management, no Director or Officer of the Company, nor the Investment Managers or the Principal Underwriter or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of a Fund. Franklin Templeton Distributors, Inc., the Principal Underwriter for the Funds, is a registered broker-dealer, but has never executed any purchase or sale transactions for a Fund's portfolio or participated in commissions on any such transactions, and has no intention of doing so in the future.

         During the fiscal years ended December 31, 1994, 1993 and 1992, Foreign Equity Series paid brokerage commissions of $1,856,075, $1,220,225, and $0, respectively. During the fiscal year ended December 31, 1994 and for the period from May 3, 1993 (commencement of operations) to December 31, 1993, Growth Series paid brokerage commissions of $196,751 and $324,895, respectively. For the fiscal year ended December 31, 1994 and for the period from May 3, 1993 (commencement of operations) to December 31, 1993, Emerging Markets Series paid brokerage commissions of $1,442,148 and $1,111,391, respectively. For the fiscal year ended December 31, 1994 and for the period from May 3, 1993 (commencement of operations) to December 31, 1993, Global Fixed Income Series paid brokerage commissions of $ 0 and $0, respectively. For the fiscal year ended December 31, 1994 and for the period May 3, 1993 (commencement of operations) to December 31, 1993, Foreign Equity (South Africa Free) Series paid brokerage commissions of $129,880 and $208,358, respectively. There is no fixed method used in determining which broker-dealers receive which order or how many orders.

                                    PURCHASE, REDEMPTION AND PRICING OF SHARES

         The Prospectus describes the manner in which the Funds'
Shares may be purchased and redeemed. See "How to Buy Shares of the Funds," "How to Sell Shares of the Funds" and "Exchange
Privilege."

         Net asset value per Share is determined as of the scheduled closing time of the NYSE (generally 4:00 p.m., New York time), every Monday through Friday (exclusive of national business holidays). The Company's offices will be closed, and net asset value will not be calculated, on those days on which the NYSE is closed, which currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the NYSE is open. Trading of European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which each Fund's net asset value is not calculated. The Funds calculate net asset value per Share, and therefore effect sales and redemptions of their Shares, as of the close of the NYSE once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation, and if events occur which materially affect the value of those foreign securities, they will be valued at fair market value as determined by the management and approved in good faith by the Board of Directors.

         The Board of Directors may establish procedures under which the Company may suspend the determination of net asset value for the whole or any part of any period during which (1) the NYSE is closed other than for customary weekend and holiday closings, (2) trading on the NYSE is restricted, (3) an emergency exists as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the holders of a Fund's Shares.

         OWNERSHIP AND AUTHORITY DISPUTES. In the event of disputes involving multiple claims of ownership or authority to control a Shareholder's account, each Fund has the right (but has no obligation) to: (1) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; or (2) interplead disputed funds or accounts with a court of competent jurisdiction. Moreover, the Fund may surrender ownership of all or a portion of an account to the Internal Revenue Service ("IRS") in response to a Notice of Levy.

                                                    TAX STATUS

         Each Fund intends normally to pay a dividend at least once annually representing substantially all of its net investment income and to distribute at least annually any net realized capital gains. By so doing and meeting certain diversification of assets and other requirements of the Internal Revenue Code of 1986, as amended (the "Code"), each Fund intends to qualify as a regulated investment company under the Code. The status of a Fund as a regulated investment company does not involve government supervision of management or of its investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for United States Federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its Shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

         Dividends of net investment income and of short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) are taxable to Shareholders as ordinary income. Distributions from the Funds are not expected to qualify for the corporate dividends-received deduction. Distributions of net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are taxable to Shareholders as long-term capital gains, regardless of the length of time the Fund's Shares have been held by a Shareholder, and are not eligible for the dividends-received deduction. Generally, dividends and distribu-tions are taxable to Shareholders, whether or not reinvested in Shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to Shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the Federal tax status of dividends and distributions they receive and any tax withheld thereon.

         Income received by a Fund from sources within a foreign country may be subject to withholding taxes and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

         If, at the close of any fiscal year, more than 50% of the value of a Fund's total assets is invested in securities of foreign corporations (as to which no assurance can be given), the Fund generally may elect pursuant to
Section 853 of the Code to pass through to its Shareholders the foreign income and similar taxes paid by the Fund in order to enable such Shareholders to take a credit (or deduction) for foreign income taxes paid by the Fund. In that case, a Shareholder must include in his gross income on his Federal income tax return both dividends received by him from the Fund and the amount which the Fund advises him is his pro rata portion of foreign income taxes paid with respect to, or withheld from, dividends, interest, or other income of the Fund from its foreign investments. The Shareholder may then subtract from his Federal income tax the amount of such taxes withheld, or else treat such foreign taxes as an itemized deduction from his gross income; however, the above-described tax credit and deduction are subject to certain limitations. Foreign taxes may not be deducted in computing alternative taxable income and may at most offset (as a credit) 90% of the alternative minimum tax. The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each Shareholder, Shareholders are advised to contact their own tax advisers.

         The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market each Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the fund level under the PFIC rules would generally be eliminated, but the Funds could, in limited circumstances, incur nondeductible interest charges. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its Shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund generally would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to
Shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each Shareholder's basis in his Fund Shares, or as a capital gain.

         Certain options, futures contracts and forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed above) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, in some cases, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         The hedging transactions undertaken by the Funds may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to Shareholders.

         Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Global Fixed Income Series intends to account for such transactions in a manner deemed by it to be appropriate, the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of the Global Fixed Income Series as a regulated investment company might be affected. The Global Fixed Income Series intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Global Fixed Income Series to qualify as a regulated investment company may limit the extent to which it will be able to engage in swap agreements.

         Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts and swap agreements.

         Some of the debt securities that may be acquired by the Funds may be subject to the special rules for obligations issued or acquired at a discount. Generally, under these rules, the amount of the discount is treated as ordinary income and, depending upon the circumstances, the discount is included in income
(i) over the term of the debt security, even though payment of the discount is not received until a later time, usually when the debt security matures, or (ii) upon the disposition of, and any partial payment of principal on, the debt security.

         A Fund generally will be required to distribute dividends to Shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund or by borrowing.

         Upon the sale or exchange of his Shares, a Shareholder generally will realize a taxable gain or loss depending upon his basis in the Shares. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder's hands, and will be long-term if the Shareholder's holding period for the Shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange of a Fund's Shares will be disallowed to the extent that the Shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of Fund Shares held by the Shareholder for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains (designated by the Fund as capital gain dividends) received by the Shareholder with respect to such Shares.

         Each Fund generally will be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to Shareholders if (1) the Shareholder fails to furnish the Fund with the Shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding.

Any amounts withheld may be credited against the Shareholder's Federal income tax liability.

         Ordinary dividends and taxable capital gain distributions declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

         Distributions from the Funds and dispositions of Fund Shares also may be subject to state and local taxes. Non-U.S. Shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Funds.

                                               PRINCIPAL UNDERWRITER

         Franklin Templeton Distributors, Inc. ("FTD" or the "Principal Underwriter"), 700 Central Avenue, P.O. Box 33030, St. Petersburg, Florida 33733-8030, toll free telephone (800) 237-0738, is the Principal Underwriter of the Funds' Shares. FTD is an indirect wholly owned subsidiary of Franklin.

         The Distribution Agreement provides that the Principal Underwriter will use its best efforts to maintain a broad and continuous distribution of the Funds' Shares among bona fide investors and may sign selling contracts with responsible dealers, as well as sell to individual investors. The Shares are sold only at net asset value next determined after receipt of the purchase order by FTD.

         The Distribution Agreement provides that the Funds shall pay the costs and expenses incident to registering and qualifying their Shares for sale under the Securities Act of 1933 and under the applicable Blue Sky laws of the jurisdictions in which the Principal Underwriter desires to distribute such Shares, and for preparing, printing and distributing prospectuses and reports to Shareholders. The Principal Underwriter pays the cost of printing additional copies of prospectuses and reports to Shareholders used for selling purposes. (The Funds pays costs of preparation, set-up and initial supply of the prospectus for existing Shareholders.)

         The Distribution Agreement is subject to renewal from year to year in accordance with the provisions of the 1940 Act and terminates automatically in the event of its assignment. The Distribution Agreement may be terminated without penalty by either party upon 60 days' written notice to the other, provided termination by the Company on behalf of a Fund shall be approved by the Board of Directors or a majority (as defined in the 1940 Act) of the Shareholders of that Fund. The Principal Underwriter is relieved of liability for any act or omission in the course of its performance of the Distribution Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations.

         FTD is the principal underwriter for the other Templeton Funds.

                                               DESCRIPTION OF SHARES

         The Shares have non-cumulative voting rights so that the holders of a plurality of the Shares voting for the election of Directors at a meeting at which 50% of the outstanding Shares are present can elect all the Directors and in such event, the holders of the remaining Shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

         The Company's Bylaws provide that the President or Secretary of the Company will call a special meeting of Shareholders at the request in writing by Shareholders owning 10% of the capital stock of the Company issued and outstanding at the time of the call. In addition, the Company is required to assist Shareholder communication in connection with the calling of Shareholder meetings to consider removal of a Director.

                                              PERFORMANCE INFORMATION

         Each Fund may, from time to time, include its total return in advertisements or reports to Shareholders or prospective investors. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return for periods in excess of one year or the total return for periods less than one year of a hypothetical investment in the Fund over periods of one, five or ten years (up to the life of the Fund) calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for periods of one year or more or the total return for periods of less than one year, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The average annual total return of Foreign Equity Series for the one and three year periods ended December 31, 1994 and for the period from commencement of operations on October 18, 1990 to December 31, 1994 was
 .24%, 9.85% and 11.23%, respectively. The average annual total return of Growth Series, for the one year period ending December 31, 1994 and for the period from commencement of operations on May 3, 1993 to December 31, 1994 was -1.32% and 10.73%, respectively. The average annual total return of the Emerging Markets Series for the one year period ending December 31, 1994 and for the period from commencement of operations on May 3, 1993 to December 31, 1994 was -11.39% and 10.35%, respectively. The average annual total return for the Global Fixed Income Series for the one year period ending December 31, 1994 and for the period from commencement of operations on May 3, 1993 to December 31, 1994 was -2.97% and - 1.02%, respectively. The average annual total return of the Foreign Equity (South Africa Free) Series for the one year period ending December 31, 1994 and for the period from commencement of operations on May 3, 1993 to December 31, 1994 was -1.94% and 15.12%, respectively.

         Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices, so that investors may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Performance information for a Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information for a Fund should be considered in light of the Fund's Investment Objective and Policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

         From time to time, the Company and the Investment Managers may also refer to the following information:

         (1) The Investment Managers' and their affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

         (2) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

         (3) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

         (4)      The geographic distribution of a Fund's portfolio.

         (5) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

         (6) To assist investors in understanding the different returns and risk characteristics of various investments, a Fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

         (7) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

         (8) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

         (9) Allegorical stories illustrating the importance of persistent long-term investing.

         (10) The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

         (11) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

         (12) Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing, including the following:

                  o         "Never follow the crowd.  Superior performance is
                           possible only if you invest differently from the crowd."

                  o         "Diversify by company, by industry and by
                           country."

                  o         "Always maintain a long-term perspective."

                  o         "Invest for maximum total real return."

                  o         "Invest - don't trade or speculate."

                  o         "Remain flexible and open-minded about types of
                           investment."

                  o         "Buy low."

                  o         "When buying stocks, search for bargains among
                           quality stocks."

                  o         "Buy value, not market trends or the economic
                           outlook."

                  o         "Diversify.  In stocks and bonds, as in much else,
                           there is safety in numbers."

                  o         "Do your homework or hire wise experts to help
                           you."

                  o         "Aggressively monitor your investments."

                  o         "Don't panic."

                  o         "Learn from your mistakes."

                  o         "Outperforming the market is a difficult task."

--------
                  * Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October, 1992 and resigned from the Fund's Board on April 16, 1995. He is no longer involved with the investment management process.

                  o         "An investor who has all the answers doesn't even
                           understand all the questions."

                  o         "There's no free lunch."

                  o         "And now the last principle:  Do not be fearful or
                           negative too often."

         In addition, the Company and the Investment Managers may also refer to the number of Shareholders in a Fund or the aggregate number of shareholders of the Franklin Templeton Funds or the dollar amount of fund and private account assets under management in advertising materials.

                                               FINANCIAL STATEMENTS

         The financial statements contained in each Fund's Annual Report to Shareholders dated December 31, 1994 are incorporated herein by reference.

ZTIFI SAI 09/95

                      Templeton Institutional Funds, Inc.





                             Foreign Equity Series
TIFI----------------------------------------------------------------------------
                                 ANNUAL REPORT


[LOGO OF TEMPLETON APPEARS HERE]
                               December 31, 1994

          December 31, 1994

          Shareholder...
          Looking back to the beginning of 1994, investor's expectations were high. Historical returns from equity markets were well above average, the economic base worldwide was growing, people were being put back to work and money poured into stock mutual funds. In fact, net purchases of foreign equities by U. S. investors for the year ending 1993 were more than twice the entire amount invested in the 1980's.

          Yet, 1994 was a humbling experience because many financial markets were adversely affected by recent adverse global events which included, for example, rising interest rates and the Mexican monetary crisis. The impact of these events was further exacerbated by distressed selling by highly-leveraged hedge funds. Again, in hindsight, our research lists had proven to be good leading indicators for market trends. In January 1994, our Source of Funds List (sell list) with 150 names was almost twice the size of our Bargain List (buy list), which at 80 names had shrunk to its lowest level in 10 years.

          Within this environment, the Templeton Institutional Funds, Inc. Foreign Equity Series (the "Fund") under performed its benchmark index this year as did most Funds with international investment mandates. It returned -3.0% for the fourth quarter and 0.24% for the year ending December 31, 1994, compared to the unmanaged Morgan Stanley Capital International Europe, Australia and the Far East ("MSCI EAFE") index returns of -1.0% and 8.1%, respectively. Since inception on October 18, 1990, the Fund has provided a 11.2% average annual return against the MSCI EAFE index return of 7.3%. A majority of the performance difference versus the index for 1994 was due to the under weighting of Japanese shares in the Fund of 2.5% against a 45.8% weighting in the MSCI EAFE index. Nevertheless, we anticipate remaining underweighted in Japan because Japanese shares, in most industry sectors, remain overvalued based on our investment criteria.

          Additionally, the Fund continued to grow with total assets of $1.1 billion at the end of 1994 compared to $408 million as of

--------------------------------------------------------------------------------
                         Total Returns as of 12/31/94

                                One-Year      Three-Year       Cumulative
                                 Average       Average           Since
                                Annual/1/      Annual/1/       Inception/2/

TIFI Foreign Equity Series        0.24           9.85            56.40

MSCI EAFE Index                   8.06           8.19            34.55


/1/ Average annual total return figures represent the average annual increase in value of an investment over the specified periods. The calculations assume reinvestment of dividends and capital gains distributions.

/2/ The cumulative return shows the change in value of an investment over the period(s) indicated. The calculations assume reinvestment of dividends and capital gains distributions.

    Investment return and principal value fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee future results.
--------------------------------------------------------------------------------

                                                                    continued...


[PHOTO OF JAMES CHANEY APPEARS HERE]

JAMES CHANEY IS A PORTFOLIO MANAGER AND RESEARCH ANALYST. HE CURRENTLY MANAGES THE TEMPLETON INSTITUTIONAL GROWTH AND FOREIGN EQUITY MUTUAL FUNDS, TWO VARIABLE ANNUITY PRODUCTS AND SEVERAL CORPORATE AND PUBLIC FUND SEPARATE ACCOUNTS. MR. CHANEY'S GLOBAL RESEARCH RESPONSIBILITIES INCLUDE MERCHANDISING, REGIONAL BANKS AND ENVIRONMENTAL COMPANIES.

PRIOR TO JOINING THE TEMPLETON ORGANIZATION IN 1991, MR. CHANEY SPENT SIX YEARS WITH GE INVESTMENTS, WHERE HE WAS VICE PRESIDENT OF INTERNATIONAL EQUITIES. IN THAT CAPACITY, HE HAD NUMEROUS RESEARCH RESPONSIBILITIES AND ALSO MANAGED SEVERAL SEPARATE ACCOUNTS AND A START-UP MUTUAL FUND WHICH WAS A LIPPER-LISTED TOP QUARTILE PERFORMER. HE ALSO HAS ANOTHER SEVEN YEARS EXPERIENCE AS AN INTERNATIONAL CONSULTING ENGINEER AND PROJECT MANAGER FOR CAMP, DRESSER & MCKEE, INC. AND AMERICAN BRITISH CONSULTANTS.

MR. CHANEY RECEIVED A M.B.A. WITH HONORS FROM COLUMBIA UNIVERSITY, WHERE HE WAS A MEMBER OF THE BETA GAMMA SIGMA HONOR SOCIETY. HE RECEIVED HIS M.S. IN ENGINEERING FROM NORTHEASTERN UNIVERSITY AND HIS B.S. IN ENGINEERING FROM THE UNIVERSITY OF MASSACHUSETTS-AMHERST. MR. CHANEY IS A LICENSED AND REGISTERED ENGINEER.

Templeton Institutional Funds, Inc. Foreign Equity Series
Letter continued................................................................


                     INDUSTRY DIVERSIFICATION ON 12/31/94
                            (% of Total Portfolio)

                    Banking                            14.6%
                    Utilities-Electrical & Gas          7.2%
                    Telecommunications                  6.2%
                    Insurance                           6.2%
                    Forest Products & Paper             6.1%
                    Chemicals                           4.8%
                    Multi-Industry                      3.8%
                    Financial Services                  3.8%
                    Food & Household Products           3.6%
                    Metals & Mining                     3.4%



                      Geographic Distribution on 12/31/94
                              (% of Total Equity)

                       [PIE CHART APPEARS HERE SHOWING
                     GEOGRAPHIC DISTRIBUTION ON 12/31/94]

                  Description                 Amount
                  -----------                 ------
                  Asia                        14.9%
                  Europe                      65.2
                  Australia/New Zealand        8.1
                  Latin America/Caribbean      6.7
                  North America                5.1


the end of 1993. The Fund's share price, as measured by net asset value, was $12.86 at December 31, 1994, compared to $13.32 at December 31, 1993. Shareholders received $0.19 per share in dividend income and $0.31 per share in capital gains for 1994.

Fortunately, many of these recent adverse events can be viewed as cyclical and not secular. Bad news and overall market pessimism may therefore provide buying opportunities for patient, fundamental investors. Many companies today, for example, continue to register good earnings growth as our global economy expands. What will 1995 hold for investors? We do not really know, nor does anyone else, and although many claim to hold great insight into potential outcomes, over the short-term no one has been consistently correct. However, our level of optimism has improved. The primary reason is the number of new names that now appear on our Bargain List. With so much confusion, fear and uncertainty worldwide, many share prices have fallen dramatically. Our analysts work daily to uncover specific stock ideas which they anticipate will perform well regardless of the direction of the overall market. Our Bargain List with 170 names is now twice as large as our Source of Funds List and is at the higher end of our historical range of 100 to 200 names. The largest additions to our Bargain List have been in the market sectors that are well represented in your Fund. Currently, the Fund is well diversified with a majority of its investments in 1) natural resources oriented shares, 2) selective industrial cyclicals that continue to offer value, 3) consumer durables shares that include automobile manufacturers, 4) utilities in strong growth economies and 5) undervalued financials with strong fundamentals.

          Your Fund's geographical weightings are considered less important than share selection. However, these weightings can influence portfolio performance, particularly during periods when sudden and dramatic macro economic or political changes result in abnormal market volatility. These periods, however, are often temporary, but can provide longer-term investors with good investment opportunities. Needless to say, because of our long term perspective, your Fund's weightings are not expected to change significantly unless these oftentimes unexpected anomalies do develop. Our Bargain List currently indicates that international shares, in general, are marginally undervalued compared to U.S. shares after being considered fairly valued at the beginning of last year.

          It is also our anticipation that Europe will continue to be overweighted with a good exposure to Scandinavia and Spain. Central Europe, particularly the former Iron Curtain countries, are looking more interesting. We also remain committed to investments in Australia and New Zealand and the Fund's Canadian holdings which, in our opinion, are undervalued.

          We also continue to maintain investments in the emerging markets despite poor performance in 1994. It is important to note that the

 ................................................................................


magnitude of this performance isn't surprising. In the United States, a normal bear market reduces prices by 20%, lasts 13 months and takes 21 months to get back to the point you were before the bear market began. Normal bear markets in emerging countries do not tend to last as long as bear markets in the United States, but normally suffer decreases in price of 30 - 40%. Hong Kong is a prime example. Over the last 10 years, despite an increase over 480% in the Hang Seng stock index from 1365 in January of 1985 to 8000 in January of 1995, there have been four corrections of more than 30%, including a decline of 45% in 1987, and a drop of 29% in 1994. We had reduced certain investments in Hong Kong over a year ago. Now after a 29% correction, valuations of some companies obviously appear more attractive on the basis of our value criteria which is long-term oriented.

          In Mexico, the market has also fallen dramatically. Mexico certainly has problems that need to be resolved, but at some point share prices will be fully discounted and undervalued. The ongoing currency devaluation, for example, benefits export companies that do not have large foreign debt positions.

          Our natural resources investments include energy, forest products and base metals companies. Many commodities have limited new supply, sell at prices below replacement cost, and should benefit from growing demand. Emerging market demand for commodities is particularly notable. For example, China's and India's population, on average, consume one barrel of oil per person each year, 1/10 the level of other emerging market countries such as Taiwan and 1/30 the level of North America.

          Financial stocks and companies, perceived to be influenced by rising interest rates, have also fallen dramatically over the last 12 months. In essence, all stocks are influenced by levels of interest rates, yet some are perceived to be more sensitive than others. Our performance in 1994 was not helped by our financial exposure. Nevertheless, share prices for many of these securities may already reflect the likelihood of further rate increases and are undervalued, thus offering longer-term investment opportunity.

          Your Fund, consistent with its long-term investment focus has not engaged in currency hedging. Foreign exchange fluctuations can affect performance in the short-term. However, we continue to believe that proper share selection on a long-term basis can mitigate this risk, a conclusion that has historically proven correct.

          In many ways, 1995 should be much like 1994 with the "madness of crowds" guiding market behavior. Fortunately, market volatility can create opportunity, especially for fundamental investors with long-term perspectives. We hope you will also take comfort in the fact that we continue to vigorously research, check and double check each individual security purchased for your Fund. Virtually all securities we purchase have a detailed written analysis which looks back five years over the company's development and 3-5 years into the future. Each share we purchase is tracked by at least one of three dozen analysts and followed closely in our database which


                       10 Largest Positions on 12/31/94
                            (% of Total Portfolio)

                   Stet (Sta Finanziaria Telefonica
                     Torino) SPA, di Risp             1.4%
                   Svenska Handelsbanken, A           1.4%
                   Cartiere Burgo SPA                 1.4%
                   Hitachi Ltd.                       1.3%
                   Deutsche Bank AG                   1.3%
                   VEBA AG                            1.3%
                   Astra AB, A                        1.3%
                   Sony Corp.                         1.3%
                   Rhone-Poulenc SA, A                1.2%
                   Volvo AB, A                        1.2%




                       Fund Asset Allocation on 12/31/94

                        [PIE CHART APPEARS HERE SHOWING
                      FUND ASSET ALLOCATION ON 12/31/94]

                    Description                      Amount
                    -----------                      ------
                    Short Term & Other               11.4%
                    Equity*                          88.6

* Equity includes convertible and preferred stocks

Templeton Institutional Funds, Inc. Foreign Equity Series
Letter continued................................................................


--------------------------------------------------------------------------------
Total Return Index Comparison/1/
$5,000,000 Investment: 10/18/90 - 12/31/94

[GRAPH APPEARS HERE SHOWING COMPARISON BETWEEN TIFI FOREIGN EQUITY SERIES, MSCI EAFE INDEX AND CPI INDEX]

                               10/18/90           12/31/94
                               --------           --------
TIFI FOREIGN EQUITY SERIES    $5,000,000         $7,819,895
MSCI EAFE INDEX                5,000,000          6,727,424
CPI INDEX                      5,000,000          5,624,411


Periods ended December 31, 1994

                                               Since
                                             Inception
                                 One-Year    (10/18/90)
Average Annual Total Return/2/    0.24%        11.23%
Cumulative Total Return/3/        0.24%        56.40%

/1/ The Fund's manager is waiving a portion of its management fees, which reduces operating expenses. Without these reductions, the Fund's total return would have been lower. The fee waiver may be discontinued at any time.

/2/ Average annual total return figures represent the average annual increase in value of an investment over the specified periods. The calculations assume reinvestment of dividends and capital gains distributions.

/3/ The cumulative return shows the change in value of an investment over the period(s) indicated. The calculations assume reinvestment of dividends and capital gains distributions.

    Investment return and principal value fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee future results.
--------------------------------------------------------------------------------



contains over 200 data items on each company. We also hope you will take comfort in the fact that we are trying to purchase securities that are fundamentally inexpensive.

          Finally, we take great comfort and pride in our staff. So many of our professionals have given up large parts of their personal lives to contribute their talents and work towards our effort of trying to deliver superior performance. We realize your expectations are high. We respect the confidence you have shown in our organization by placing your assets in our care and we are dedicated to the tasks at hand. We thank you for your continued relationship with the Templeton organization.


Sincerely,

/s/ Donald F. Reed

Donald F. Reed, C.F.A., C.I.C.
President
Templeton Institutional Funds, Inc.


/s/ James E. Chaney

James E. Chaney, P.E.
Senior Vice President
Templeton Investment Counsel, Inc.







For more complete portfolio information, call Templeton Fund Information, toll-free, at 800-362-6243.

Templeton Institutional Funds, Inc.
Foreign Equity Series
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                                OCTOBER 18, 1990
                               YEAR ENDED DECEMBER 31           (COMMENCEMENT OF
                         -------------------------------------   OPERATIONS) TO
                            1994      1993+     1992+    1991   DECEMBER 31, 1990
                         ----------  --------  -------  ------  -----------------
Net asset value, begin-
  ning of period         $    13.32  $  10.05  $ 10.63  $10.16       $10.00
                         ----------  --------  -------  ------       ------
Income from investment
  operations:
 Net investment income          .20       .23      .27     .31          .12
 Net realized and
   unrealized gain
   (loss)                      (.16)     3.19     (.41)   1.30          .04
                         ----------  --------  -------  ------       ------
Total from investment
  operations                    .04      3.42     (.14)   1.61          .16
                         ----------  --------  -------  ------       ------
Distributions:
 Dividends from net in-
   vestment income             (.19)     (.09)    (.24)   (.44)          --
 Distributions from net
   realized gains              (.31)     (.06)    (.20)   (.70)          --
                         ----------  --------  -------  ------       ------
Total distributions            (.50)     (.15)    (.44)  (1.14)          --
                         ----------  --------  -------  ------       ------
Change in net asset
  value                        (.46)     3.27     (.58)    .47          .16
                         ----------  --------  -------  ------       ------
Net asset value, end of
  period                 $    12.86  $  13.32  $ 10.05  $10.63       $10.16
                         ==========  ========  =======  ======       ======
TOTAL RETURN *                0.24%    34.03%  (1.33)%  16.13%        1.60%
RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of pe-
  riod (000)             $1,093,227  $407,970  $   566  $1,181       $1,015
Ratio of expenses to
  average net assets          0.95%     1.03%    8.82%   9.15%        9.24%**
Ratio of expenses, net
  of reimbursement,
  to average net assets       0.95%     1.00%    1.00%   1.00%        1.00%**
Ratio of net investment
  income to
  average net assets          2.03%     1.73%    2.38%   2.47%        5.77%**
Portfolio turnover rate       7.90%    42.79%    8.45%  76.16%           --

*NOT ANNUALIZED IN PERIODS OF LESS THAN ONE YEAR.
**ANNUALIZED.
+BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity Series
Investment Portfolio, December 31, 1994

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                          COUNTRY   SHARES       VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS: 84.8%
-------------------------------------------------------------------------------
 Appliances & Household Durables: 1.2%
                Sony Corp.                       Jpn.      239,700 $ 13,604,269
-------------------------------------------------------------------------------
 Automobiles: 2.9%
                Autoliv AB                       Swe.      245,000    9,429,988
                Bayerische Motorenwerke AG
                 (BMW)                           Ger.       12,962    6,415,755
                Consorcio G Grupo Dina SA de
                 CV, ADR                         Mex.      310,000    2,945,000
                Volvo AB, B                      Swe.      711,000   13,396,047
                                                                   ------------
                                                                     32,186,790
-------------------------------------------------------------------------------
 Banking: 13.1%
                ABN AMRO Holding NV             Neth.        3,854      133,876
                Australia & New Zealand
                 Banking Group Ltd.              Aus.    2,692,161    8,870,142
                Banco Bilbao Vizcaya              Sp.      531,800   13,191,468
                Banco di Sardegna SPA, di
                 Risp                            Itl.      358,450    2,489,482
                Banco Popular Espanol             Sp.       33,725    4,009,848
                Banco Portugues de
                 Investimento SA                Port.       58,612      876,303
                Bank of Montreal                 Can.      210,000    3,911,068
                Bankinter SA                      Sp.       68,000    5,615,651
                Banque Nationale de Paris
                 NV, ADR                          Fr.      277,500   12,903,750
                Barclays Bank PLC                U.K.    1,169,188   11,167,265
                Canadian Imperial Bank of
                 Commerce                        Can.      347,800    8,399,020
                Daegu Bank Co. Ltd.              Kor.       11,600      170,653
                Deutsche Bank AG                 Ger.       29,890   13,868,682
                Grupo Financiero Banamex
                 Accival SA, C                   Mex.      822,900    2,419,326
                HSBC Holdings PLC                H.K.      605,806    6,537,616
                National Bank of Canada          Can.      714,000    4,835,502
                National Bank of Greece SA        Gr.       38,910    1,810,182
                National Westminster Bank
                 PLC                             U.K.      949,948    7,639,057
                Philippine National Bank        Phil.      293,394    4,148,399
                PT Panin Bank, fgn.             Indo.      616,000      882,803
                Stadshypotek AB, A               Swe.      465,000    6,132,790
                Svenska Handelsbanken, A         Swe.    1,115,650   14,714,079
                Westpac Banking Corp.            Aus.    2,397,370    8,084,719
                                                                   ------------
                                                                    142,811,681
-------------------------------------------------------------------------------
 Broadcasting & Publishing: 0.9%
                News Corp. Ltd.                  Aus.    1,655,915    6,482,910
                Sing Tao Holdings Ltd.           H.K.    4,701,400    2,946,920
                Vereniging Nederlandse
                 Uitgevers VB (VNU)             Neth.        4,000      415,231
                                                                   ------------
                                                                      9,845,061
-------------------------------------------------------------------------------
 Building Materials & Components: 2.3%
                Byucksan Development Co.
                 Ltd.                            Kor.       74,197    1,684,371
                Cie de Saint Gobain               Fr.       77,213    8,876,387
                Pioneer International Ltd.       Aus.    4,836,612   11,998,634
                Unione Cementi Marchino
                 Emiliane                        Itl.      103,030      663,788
                Unione Cementi Marchino
                 Emiliane, di Risp               Itl.      408,000    1,383,477
                                                                   ------------
                                                                     24,606,657
-------------------------------------------------------------------------------
 Business & Public Services: 2.6%
                Attwoods PLC                     U.K.    2,156,900    3,939,705
                Ecco SA                           Fr.       76,975    9,137,268
                Esselte AB, B                    Swe.      367,400    4,672,507
                Societe Generale de Surveil-
                 lance Holdings Ltd.            Swtz.        7,955   10,996,716
                                                                   ------------
                                                                     28,746,196
-------------------------------------------------------------------------------

Templeton Institutional Funds, Inc.
Foreign Equity Series
Investment Portfolio, December 31, 1994 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                         COUNTRY   SHARES       VALUE

------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
------------------------------------------------------------------------------
 Chemicals: 4.8%
                Akzo Nobel NV                  Neth.       97,064 $ 11,205,499
                Bayer AG                        Ger.       52,225   12,099,106
                *European Vinyls Corp. EVC
                 International NV              Neth.      125,965    5,580,223
                Rhone-Poulenc SA, A              Fr.      577,920   13,406,532
                Solvay SA                       Bel.       20,912    9,926,790
                                                                  ------------
                                                                    52,218,150
------------------------------------------------------------------------------
 Data Processing & Reproduction: 0.6%
                *Newbridge Networks Corp.       Can.      175,400    6,736,535
------------------------------------------------------------------------------
 Electrical & Electronics: 3.0%
                BBC Brown Boveri AG, br.       Swtz.       13,586   11,693,911
                Gold Peak Industries (Hold-
                 ings) Ltd.                     H.K.    6,080,000    2,396,640
                Hitachi Ltd.                    Jpn.    1,409,000   13,998,001
                Philips Electronics NV         Neth.      150,000    4,441,500
                                                                  ------------
                                                                    32,530,052
------------------------------------------------------------------------------
 Electronic Components & Instruments: 1.1%
                BICC                            U.K.    2,190,000   12,300,291
------------------------------------------------------------------------------
 Energy Equipment & Services: 0.5%
                Koninklijke Pakhoed NV         Neth.      198,599    5,262,719
------------------------------------------------------------------------------
 Energy Sources: 2.8%
                Repsol SA                        Sp.      481,400   13,056,775
                Saga Petroleum AS, A            Nor.      421,500    4,581,183
                Societe Nationale Elf
                 Aquitane                        Fr.      185,772   13,074,648
                                                                  ------------
                                                                    30,712,606
------------------------------------------------------------------------------
 Financial Services: 3.6%
                *Capital Portugal Fund         Port.       20,050    1,632,564
                Chile Fund Inc.                Chil.      130,000    5,996,250
                Govett & Co. Ltd.               U.K.    1,192,500    6,641,791
                *India Fund, B                  Ind.    4,335,898   11,226,746
                Korea International Trust       Kor.           67    3,919,500
                *Singapore Fund                Sing.       78,000    1,160,250
                Thai Fund Inc.                 Thai.      394,574    8,828,593
                                                                  ------------
                                                                    39,405,694
------------------------------------------------------------------------------
 Food & Household Products: 3.6%
                Albert Fisher Group PLC         U.K.   11,923,845    8,861,082
                Dairy Farm International
                 Holdings Ltd.                  H.K.    4,491,157    4,817,655
                Hellenic Bottling Co. SA         Gr.      123,030    4,355,498
                Hillsdown Holdings PLC          U.K.    3,988,570   11,169,843
                Vetropack AG, br.              Swtz.          505    1,928,438
                Vitro SA                        Mex.    1,829,700    8,398,323
                                                                  ------------
                                                                    39,530,839
------------------------------------------------------------------------------
 Forest Products & Paper: 5.1%
                Cartiere Burgo SPA              Itl.    2,138,760   14,174,889
                *Cartiere Burgo SPA, wts.       Itl.      397,920       63,294
                Fletcher Challenge Ltd.,
                 N.Z.                           N.Z.    3,500,000    8,222,747
                Fletcher Forestry, N.Z.         N.Z.    1,850,000    2,214,604
                Metsa Serla OY, B               Fin.      219,500    9,636,947
                PT Barito Pacific Timber,
                 fgn.                          Indo.    2,705,000    4,276,558
                PT Inti Indorayon Utama,
                 fgn.                          Indo.      486,000    1,260,328
                Stora Kopparbergs Bergslags
                 AB, B                          Swe.      198,500   11,967,889
                Unipapel SA                      Sp.      168,000    3,931,168
                                                                  ------------
                                                                    55,748,424
------------------------------------------------------------------------------

Templeton Institutional Funds, Inc.
Foreign Equity Series
Investment Portfolio, December 31, 1994 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                          COUNTRY   SHARES       VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Health & Personal Care: 2.8%
                Ares-Serono SA, B               Swtz.        2,935 $  1,611,689
                Astra AB, A                      Swe.      528,500   13,656,055
                Hafslund Nycomed SA, B           Nor.      425,000    8,861,368
                Medeva PLC                       U.K.    2,564,171    6,539,001
                                                                   ------------
                                                                     30,668,113
-------------------------------------------------------------------------------
 Insurance: 6.2%
                Ace Limited                      Bmu.      296,500    6,930,688
                Aegon NV                        Neth.      172,506   11,030,685
                GIO Austrailia Holdings Ltd.     Aus.    4,936,000    9,375,228
                International Nederlanden
                 Group                          Neth.      241,241   11,395,681
                London Insurance Group Inc.      Can.      454,900    7,458,706
                Swiss Reinsurance Co.           Swtz.       16,550    9,972,849
                Zuerich Versicherung, br.       Swtz.       12,320   11,714,515
                                                                   ------------
                                                                     67,878,352
-------------------------------------------------------------------------------
 Leisure & Tourism: 0.5%
                +*Grupo Posadas SA GDR, L        Mex.      212,000    3,256,320
                *Queens Moat Houses PLC          U.K.    1,308,500            0
                Reisebuero Kuoni AG, partn.
                 ctf.                           Swtz.        1,310    1,690,839
                                                                   ------------
                                                                      4,947,159
-------------------------------------------------------------------------------
 Machinery & Engineering: 0.6%
                VA Technologie AG, br.          Aust.       67,170    6,761,647
-------------------------------------------------------------------------------
 Merchandising: 2.7%
                Burton Group PLC                 U.K.   11,017,000   11,763,670
                Koninklijke Bijenkorf Beheer
                 (KBB) NV                       Neth.      133,936    7,561,339
                Kwik Save Group PLC              U.K.    1,131,510    9,736,389
                                                                   ------------
                                                                     29,061,398
-------------------------------------------------------------------------------
 Metals & Mining: 3.4%
                Alcan Aluminum Ltd.              Can.      302,500    7,682,454
                ARBED SA                         Lux.       21,595    3,245,020
                Comalco Ltd.                     Aus.    2,490,000    9,651,836
                *Elkem AS, A                     Nor.      124,100    1,605,730
                *Metall Mining Corp.             Can.      405,000    3,464,623
                *Union Miniere NPV               Bel.      143,270   11,147,226
                                                                   ------------
                                                                     36,796,889
-------------------------------------------------------------------------------
 Multi-Industry: 3.8%
                Amer Group Ltd., A               Fin.      304,600    5,272,121
                CNT Group Ltd.                   H.K.    2,320,000      158,914
                Fotex First Hungarian-Ameri-
                 can Photo-Service               Hun.      850,000    2,571,625
                Hutchison Whampoa Ltd.           H.K.    2,329,000    9,421,351
                Jardine Matheson Holdings
                 Ltd.                            H.K.      894,366    6,386,264
                Jardine Strategic Holdings
                 Ltd.                            H.K.    2,739,500    8,992,995
                Swire Pacific Ltd., A            H.K.    1,418,500    8,836,407
                                                                   ------------
                                                                     41,639,677
-------------------------------------------------------------------------------
 Real Estate: 2.6%
                Bail Investissement               Fr.       35,000    5,996,068
                *Hang Lung Development Co.
                 Ltd.                            H.K.    4,121,000    5,858,611
                *Hang Lung Development Co.
                 Ltd., wts.                      H.K.      412,100       61,782
                New World Development Co.
                 Ltd.                            H.K.    1,665,282    4,444,339
                Taylor Woodrow PLC               U.K.    5,922,560   11,813,987
                                                                   ------------
                                                                     28,174,787
-------------------------------------------------------------------------------

Templeton Institutional Funds, Inc.
Foreign Equity Series
Investment Portfolio, December 31, 1994 (cont.)

--------------------------------------------------------------------------------

INDUSTRY       ISSUE                                                 COUNTRY      SHARES           VALUE

-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------------------------------------
Telecommunications: 4.7%
               Compania de Telefonos de Chile SA, ADR                 Chil.          71,450    $    5,626,688
               STET (Sta Finanziaria Telefonica Torino) SPA, di Risp   Itl.       6,246,000        14,806,332
               Telefonica de Argentina SA, B, ADR                      Arg.         151,450         8,026,850
               Telefonica de Espana SA                                  Sp.       1,062,800        12,555,776
               Telefonos de Mexico SA, L, ADR                          Mex.         252,100        10,336,100
                                                                                               --------------
                                                                                                   51,351,746
-------------------------------------------------------------------------------------------------------------
Transportation: 1.2%
               British Airways PLC                                     U.K.         948,750         5,299,035
               Cathay Pacific Airways Ltd.                             H.K.       2,839,000         4,127,787
               Singapore Airlines Ltd., fgn.                          Sing.         381,200         3,504,686
                                                                                               --------------
                                                                                                   12,931,508
-------------------------------------------------------------------------------------------------------------
Utilities Electrical & Gas: 7.2%
               *CEZ                                                    Csk.          77,944         3,793,981
               Compania Sevillana de Electricidad                       Sp.       2,232,000        10,547,419
               Electricidad de Caracas                                Venz.       5,062,877         6,141,435
               Endesa-Empresa Nacional de Electricidad SA               Sp.          97,500         3,970,370
               Evn Energie-Versorgung Niederoesterreich AG            Aust.          56,150         7,294,481
               Gesa-Gas y Electricidad SA                               Sp.             600            25,436
               Iberdrola SA                                             Sp.       2,065,142        12,739,945
               Shandong Huaneng Power                                  Chn.         272,000         2,618,000
               South Wales Electricity                                 U.K.         805,000        11,259,270
               Thames Water Group PLC                                  U.K.         896,600         6,789,236
               VEBA AG                                                 Ger.          39,600        13,717,914
                                                                                               --------------
                                                                                                   78,897,487
-------------------------------------------------------------------------------------------------------------
Wholesale & International Trade: 1.0%
               Brierley Investments Ltd.                               N.Z.      15,241,819        11,025,494
                                                                                               --------------
TOTAL COMMON STOCKS (cost $927,595,296)                                                           926,380,221
-------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 3.0%
-------------------------------------------------------------------------------------------------------------
               ABN Amro Holdings NV, conv., pfd.                      Neth.         313,488        10,438,163
               Concessioni e Costruzioni Autostrade SPA, B, pfd.       Itl.       2,030,000         2,571,917
               News Corp. Ltd., conv., pfd.                            Aus.         827,957         2,849,911
               Philippine Long Distance Telephone Co., conv., pfd.    Phil.         173,500         5,552,000
               Telebras-Telecomunicacoes Brasileiras SA, pfd.         Braz.         250,000        11,250,000
                                                                                               --------------
TOTAL PREFERRED STOCKS (cost $30,657,425)                                                          32,661,991
-------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL IN
                                                                             LOCAL CURRENCY **
-------------------------------------------------------------------------------------------------------------
BONDS: 0.8%
-------------------------------------------------------------------------------------------------------------
               C.S. Holding Finance BV, 4.875%, conv., 11/19/02        U.S.       5,115,000         6,470,475
               PIV Investment Finance (Cayman) Ltd.,
                4.50%, conv., 12/1/00                                  U.S.       3,770,000         2,563,600
                                                                                               --------------
TOTAL BONDS (cost $9,762,546)                                                                       9,034,075
-------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 11.2% (cost $122,507,974)
-------------------------------------------------------------------------------------------------------------
               U.S. Treasury Bills, 4.75% to 5.45% with
                maturities to 2/23/95                                  U.S.     123,068,000       122,584,168
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 99.8% (cost $1,090,523,241)                                                  1,090,660,455
OTHER ASSETS, LESS LIABILITIES: 0.2%                                                                2,566,352
                                                                                               --------------
TOTAL NET ASSETS: 100.0%                                                                       $1,093,226,807
                                                                                               ==============

*NON-INCOME PRODUCING.
**PRINCIPAL AMOUNT IN CURRENCY OF COUNTRY INDICATED.
+SEE NOTE 5.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity Series
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1994

Assets:
 Investment in securities, at value (identified cost
   $1,090,523,241)                                       $1,090,660,455
 Receivables:
  Investment securities sold                                  3,343,328
  Capital shares sold                                         9,045,577
  Dividends and interest                                      4,710,900
                                                         --------------
   Total assets                                           1,107,760,260
                                                         --------------
Liabilities:
 Payables:
  Investment securities purchased                            12,016,758
  Capital shares redeemed                                       846,651
 Accrued expenses                                             1,670,044
                                                         --------------
   Total liabilities                                         14,533,453
                                                         --------------
Net assets, at value                                     $1,093,226,807
                                                         ==============
Net assets consist of:
 Undistributed net investment income                     $    1,866,114
 Unrealized appreciation on investments                         137,214
 Distribution in excess of net realized gain                 (3,067,138)
 Net capital paid in on shares of capital stock           1,094,290,617
                                                         --------------
Net assets, at value                                     $1,093,226,807
                                                         ==============
Shares outstanding                                           85,023,429
                                                         ==============
Net asset value per share ($1,093,226,807 / 85,023,429)  $        12.86
                                                         ==============


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity Series
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
for the year ended December 31, 1994

Investment income: (net of $1,890,660 foreign
  taxes withheld)
 Dividends                                        $ 19,242,960
 Interest                                            5,194,308
                                                  ------------
  Total income                                                  $ 24,437,268
Expenses:
 Management fees (Note 3)                            5,740,479
 Administrative fees (Note 3)                          912,500
 Transfer agent fees (Note 3)                           14,657
 Custodian fees                                        604,500
 Reports to shareholders                                47,000
 Audit fees                                             37,449
 Legal fees                                             14,800
 Registration and filing fees                          399,000
 Directors' fees and expenses                            7,300
 Other                                                  27,312
                                                  ------------
  Total expenses                                                   7,804,997
                                                                ------------
   Net investment income                                          16,632,271
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments                                       10,979,449
  Foreign currency transactions                     (1,620,722)
                                                  ------------
                                                     9,358,727
 Net unrealized depreciation on investments        (41,946,256)
                                                  ------------
   Net realized and unrealized loss                              (32,587,529)
                                                                ------------
Net decrease in net assets resulting from opera-
 tions                                                          $(15,955,258)
                                                                ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity Series
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 1994 and 1993

                                                       1994           1993
                                                  --------------  ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                           $   16,632,271  $  2,478,998
  Net realized gain from security and foreign
    currency transactions                              9,358,727     8,154,954
  Net unrealized appreciation (depreciation)         (41,946,256)   42,073,840
                                                  --------------  ------------
   Net increase (decrease) in net assets result-
     ing from operations                             (15,955,258)   52,707,792
 Distributions to shareholders:
  From net investment income                         (15,267,921)   (1,984,431)
  From net realized gain                             (19,111,004)   (1,469,815)
 Capital share transactions (Note 2)                 735,590,480   358,150,790
                                                  --------------  ------------
   Net increase in net assets                        685,256,297   407,404,336
Net assets:
 Beginning of year                                   407,970,510       566,174
                                                  --------------  ------------
 End of year                                      $1,093,226,807  $407,970,510
                                                  ==============  ============



                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity Series
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Foreign Equity Series (the Fund) is a separate series of Templeton Institu-tional Funds, Inc. (the Company) which is registered under the Investment Com-pany Act of 1940 as an open-end, diversified management investment company. The following summarizes the Fund's significant accounting policies.

a. Securities Valuations:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

b. Foreign Currency Translations:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Pur-chases and sales of portfolio securities and income items denominated in for-eign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and ma-turities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities trans-actions, the differences between the amounts of dividends, interest, and for-eign withholding taxes recorded on the Fund's books, and the U.S. dollar equiv-alent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rate.

c. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

d. Security Transactions, Investment Income, Distributions and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

At December 31, 1994, there were 520 million shares of $.01 par value capital stock authorized of which 160 million have been classified as Fund shares. Transactions in the Fund's shares for the years ended December 31, 1994 and 1993 were as follows:

                                       1994                      1993
                              ------------------------  ------------------------
                                SHARES       AMOUNT       SHARES       AMOUNT
                              ----------  ------------  ----------  ------------
     Shares sold              55,873,309  $756,177,777  31,377,769  $367,642,741
     Shares issued in rein-
       vestment of distribu-
       tions                   2,173,387    28,197,368     217,409     2,824,712
     Shares redeemed          (3,642,203)  (48,784,665) (1,032,567)  (12,316,663)
                              ----------  ------------  ----------  ------------
     Net increase             54,404,493  $735,590,480  30,562,611  $358,150,790
                              ==========  ============  ==========  ============

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Company are also directors or officers of Templeton In-vestment Counsel, Inc. (TICI), Templeton Global Investors, Inc. (TGII), Frank-lin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investors Serv-ices, Inc. (FTIS), the Company's investment manager, administrative manager, principal underwriter and transfer agent, respectively. The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.70% of the average daily net assets of the Fund. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Company's aggregate average daily net assets, 0.135% of the next $500 mil-lion, 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. TGII has voluntarily agreed to limit the to-tal expenses of the Fund to an annual rate of 1% of the Fund's average net as-sets through year ended December 31, 1994. For the year ended December 31, 1994, no such reimbursement was necessary. For the year ended December 31, 1994, FTD did not receive any commissions from the sale of the Fund's shares and FTIS received fees of $14,657.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Funds, which firm received fees of $14,800 year ended December 31, 1994.

Templeton Institutional Funds, Inc.
Foreign Equity Series
Notes to Financial Statements (cont.)

-------------------------------------------------------------------------------

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1994 were $684,952,068 and $55,166,347, respectively. The cost of securities for federal income tax purposes is $1,091,582,952. Re-alized gains and losses are reported on an identified cost basis.

At December 31, 1994, the aggregate gross unrealized appreciation and depreci-ation of portfolio securities, based on cost for federal income tax purposes, was as follows:

      Unrealized appreciation      $ 62,446,646
      Unrealized depreciation       (63,369,143)
                                   ------------
      Net unrealized depreciation  $   (922,497)
                                   ============

5. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as invest-ments in portfolio companies in which the Fund owns 5% or more of the out-standing voting securities. Investments in "affiliated companies" as of Decem-ber 31, 1994 amounted to $3,256,320.

6. DISTRIBUTIONS

Income distributions and capital gain distributions are determined in accor-dance with income tax regulations which may differ from generally accepted ac-counting principles. These differences are primarily due to differing treat-ments for passive foreign investment companies ("PFIC") held by the Fund. As a result, the amount distributed from capital gains includes $1,059,711 ($0.01 per share) attributable to the PFIC mark to market rules which is included in unrealized appreciation under generally accepted accounting principles.

Templeton Institutional Funds, Inc.
Foreign Equity Series
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton Institutional Funds, Inc.--Foreign Equity Series

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Foreign Equity Series of Templeton Institu-tional Funds, Inc. as of December 31, 1994, and the related statement of opera-tions for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from October 18, 1990 (commencement of operations) to December 31, 1990. These financial state-ments and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Foreign Equity Series of Templeton Institutional Funds, Inc. as of December 31, 1994, the results of its operations, the changes in its net assets and the fi-nancial highlights for the periods indicated, in conformity with generally ac-cepted accounting principles.

                             [SIGNATURE OF MCGLADREY & PULLEN, LLP APPEARS HERE]

New York, New York
February 3, 1995

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

This report must be preceded or accompanied by the prospectus of the Templeton Institutional Funds, Inc.

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting the securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

The Fund is not FDIC insured, is not an obligation of, nor guaranteed by any bank or financial institution, and involves investment risks, including possible loss of principal.




                                                          Principal Underwriter:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                              700 Central Avenue
                                              St. Petersburg, Florida 33701-3628

                                                   Account Service: 800-684-4001
                                                  Fund Information: 800-362-6243

[RECYCLING LOGO APPEARS HERE]

                                   TL454 A 12/94

              Templeton Institutional Funds, Inc.


              Foreign Equity Series
TIFI          ------------------------------------------------------------------
              SEMI-ANNUAL REPORT

              June 30, 1995

[LOGO OF TEMPLETON
  APPEARS HERE]

----------------------------------------------------------------------
  Mutual funds, annuities, and other investment products:

       . are not FDIC insured;

       . are not deposits or obligations of, or guaranteed by, any financial institution;

       . are subject to investment risks, including possible 1oss of the principal amount invested.
--------------------------------------------------------------------------------

              June 30, 1995

Dear Shareholder...

              While problems in Latin America cast a bearish pall over the world's equity markets in early 1995, second quarter results had a much more bullish feel to them. The combination of falling interest rates, better than anticipated earnings performance and improving flows of assets into mutual funds proved potent for most of the world's stock markets, but most notably for US stocks. Of the various categories of mutual funds tracked by Lipper, only emerging market and Japanese oriented funds turned in a negative performance in 1995's first half while many other categories were able to attain double digit advances. Within this environment, the Templeton Institutional Funds, Inc. Foreign Equity Series (the "Fund") returned 7.7%, 6.7% and 9.0% for the quarter, six month and one year periods ending June 30, 1995, compared to the MSCI EAFE (Europe, Australia and Far East) Index returns of 0.8%, 2.8% and 2.0%, respectively. The Fund has returned 11.5% annualized since its inception on October 18, 1990, compared to the MSCI EAFE Index annualized return of 7.1%.

              European stocks generally moved higher with returns to dollar based investors being even better due to the positive impact of the rather sharp decline in the US currency's value. Asian stock markets outside of Japan also mostly improved with Hong Kong leading the rebound from last year's dismal returns. Overall, however, US stocks have been the equity of choice so far in 1995 as the US market achieved the best returns when measured in local currency terms and the third best, after Finland and Switzerland, when measured in dollars. The MSCI EAFE Index, however, rose just 2.8% due largely to Japan's negative influence on the index while the MSCI World Index rose 9.4% due to the large positive impact of the US weighting in that index.


--------------------------------------------------------------------------------
                          Total Returns as of 6/30/95

                                       One-Year      Three-Year     Cumulative
                                       Average        Average          Since
                                       Annual/1/      Annual/1/     Inception/2/
TIFI Foreign Equity Series              9.01            8.23           66.92
MSCI EAFE Index                         1.95           13.02           38.27

/1/ Average annual total return figures represent the average annual increase in value of an investment over the specified periods. The calculations assume reinvestment of dividends and capital gains distributions.

/2/ The cumulative return shows the change in value of an investment over the period(s) indicated. The calculations assume reinvestment of dividends and capital gains distributions.

    Investment return and principal value fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee future results.
--------------------------------------------------------------------------------

                                                                    continued...

[PHOTO APPEARS HERE]

James Chaney is a portfolio manager and research analyst. He currently manages the Templeton Institutional Growth and Foreign Equity Mutual Funds, two variable annuity products and several corporate and public fund separate accounts. Mr. Chaney's global research responsibilities include merchandising, regional banks and environmental companies.

Prior to joining the Templeton organization in 1991, Mr. Chaney spent six years with GE Investments, where he was vice president of international equities. In that capacity, he had numerous research responsibilities and also managed several separate accounts and a start-up mutual fund which was a Lipper-listed top quartile performer. He also has another seven years experience as an international consulting engineer and project manager for Camp, Dresser & McKee, Inc. and American British Consultants.

Mr. Chaney received a M.B.A. with Honors from Columbia University, where he was a member of the Beta Gamma Sigma Honor Society. He received his M.S. in Engineering from Northeastern University and his B.S. in Engineering from the University of Massachusetts-Amherst. Mr. Chaney is a licensed and registered engineer.

Templeton Institutional Funds, Inc. Foreign Equity Series
letter continued................................................................

              One of the most intriguing aspects of the markets' behavior lately has been the extreme divergence in the performance of the world's two largest stock markets and their associated currencies. During the first half of 1995, the US market, as measured by the S&P 500, rose 20.1% while Japan's Nikkei 500 Index declined 26.4% in local currency. Conversely, the two nation's currencies have moved in the opposite direction with the yen rising 17.3% versus the dollar for the six months ended June 30th. The major European markets seem to be taking the middle ground with token appreciation in the equity markets and slightly more subdued currency strength versus the dollar. These short-term trends in equity prices and exchange rate values at least partly, and perhaps largely, reflect the consequences of the fundamental economic policy differences that have been in place for many years in these nations.

              These policies can be briefly summarized as follows: The US's primary goal has been maintaining economic growth and employment as close to potential as possible without igniting serious bouts of inflation and with an unhealthy emphasis on domestic consumption versus savings. Japan has tried to successfully achieve economic growth and employment via encouraging savings, investment and unusually rapid export growth while discouraging imports and domestic demand. Germany's (and therefore much of central Europe's) most prominent goal has long been to limit inflation at the expense of optimal economic growth and employment as well as to encourage savings, investment and growth in the export sector. The incompatibility of the policies of the three most influential economic regions in the world has thus far worked itself out in each nation's respective current account and ultimately in their exchange rates as we have seen so clearly again recently. Japan and Germany, as of the end of 1993, had built their net foreign asset positions to 14% and 12% of their respective GNP's and the US, after thirteen years of current account deficits, is a net debtor to the rest of the world to the tune of over 10% of its GNP.

              These different models of capitalism have been clashing for over twenty years and given the increasingly integrated world economy, the emergence of the world's developing economies as an economic force and the current state of each nation's economy, it is unlikely that the current policies can remain unaltered over the next twenty years. The changes that ultimately occur will undoubtedly have a material impact on the magnitude, and perhaps direction, of equity price movements both inside and outside the nation's involved. The US will have the least impetus for change given the small share of international trade in its economy. The high value of the deutschemark will crimp Germany's export ability, thereby reducing its economic growth somewhat and leading to greater investment overseas, but major changes in the German model of capitalism do not appear imminent.

              Japan, on the other hand, will remain a victim of its own enormous export success as its major customer, the US, continues to badger them to change their economic model to incorporate greater imports and
--------------------------------------------------------------------------------
                      Industry Diversification on 6/30/95
                            (% of Total Portfolio)

                  Banking                                12.5%
                  Utilities Electrical & Gas              7.6%
                  Telecommunications                      6.3%
                  Insurance                               5.6%
                  Multi-Industry                          5.2%
                  Forest Products & Paper                 4.9%
                  Chemicals                               4.6%
                  Metals & Mining                         4.1%
                  Financial Services                      3.5%
                  Health & Personal Care                  3.4%

--------------------------------------------------------------------------------
                      Geographic Distribution on 6/30/95
                             (% of Equity Assets)

                                        Europe                  66.1%
                                        Latin America/Caribbean  4.6%
[PIE CHART APPEARS HERE]                North America            4.6%
                                        Asia                    15.6%
                                        Australia/New Zealand    9.1%

 ................................................................................
fewer exports. While Japan has largely resisted such changes in the past, Adam Smith's proverbial "invisible hand" has become somewhat more visible in the strength of the yen which has begun to bring about some alterations in the Japanese model of capitalism, primarily low economic growth, reduced productivity, increased offshore investments, reductions in cross holdings and less stable employment prospects. The value of the yen versus the dollar will greatly influence the future pace of change in the Japanese economy. In the absence of additional significant yen strength, the transition of the Japanese economy to one that is at least somewhat more complementary with its major trading partners will likely be slow due to the potentially heavy costs of changes such as unemployment, greater fiscal deficits and lower corporate earnings. Entering this period with an over built manufacturing base, a weakened financial sector and an equity market that is unable to attract or allocate capital in an efficient manner will not ease this transition. Japan's strong national balance sheet, however, should help the country weather whatever difficult times may arise.

              It is also worth noting that we have often found that, as the difficulties that Japanese companies are facing multiply, this often translates into greater opportunities for US, European and emerging market firms. While we at Templeton are often attracted to markets like Japan's that have declined greatly in value, in this case we still find it very difficult to identify many stocks that are selling at extremely low multiples of what we believe could be earned five years from now. Given the changes that could occur and the market's expected negative reaction to such changes, Templeton's team of 34 analysts located in 7 offices worldwide will be diligently and continuously reviewing the long term earnings potential of Japanese companies in their assigned industries in relation to share prices so as to identify bargains as they arise.

              Weaker share prices in the emerging markets is also attracting our analysts' attention. Many of these nations embraced capitalism with such an initial vigor that substantial flows of portfolio investment were attracted from developed world investors leading to stunning advances in equity prices. Lately, these nations and investors alike have found that the transition to capitalism was more complicated than initially anticipated and this reality has been reflected in sharply declining share prices in places like Mexico, Argentina, Brazil, Eastern Europe, Russia, India and China. The recent volatility of these markets is, in large measure, a reflection of the increased reliance on fast moving foreign portfolio investments to finance growth versus the historic use of more stable bank loans and a likely increased future focus on foreign direct investments. Nevertheless, portfolio investment will remain a very important source of capital for the emerging markets and, in most of these nations, the needed economic adaptations to return economic growth to a more balanced and sustainable level will be forthcoming with greater rapidity then we expect in Japan. As a result of this and much lower current valuation levels, we have been able to increasingly
--------------------------------------------------------------------------------
                        10 Largest Positions on 6/30/95
                            (% of Total Portfolio)

               Svenska Handelsbanken                         1.6%
               Iberdrola SA                                  1.5%
               Banco Bilbao Vizcaya SA                       1.4%
               Repsol SA                                     1.4%
               Volvo AB                                      1.4%
               BBC Brown Boveri & Cie                        1.4%
               Telefonica de Espana SA                       1.3%
               Hafslund Nycomed AS                           1.3%
               Zuerich Versicherung                          1.3%
               Stet (Sta Finanziaria Telefonica
               Torino) Spa, di Risp                          1.3%

--------------------------------------------------------------------------------
                       Fund Asset Allocation on 6/30/95

                                 Equity*             86.1%
[PIE CHART APPEARS HERE]         Short Term & Other  13.9%

               *Equity includes convertible and preferred stocks

Templeton Institutional Funds, Inc. Foreign Equity Series
letter continued................................................................

identify shares selling at inordinately low multiples of long-term earnings power. While the road to western levels of prosperity will, in all probability, remain long and quite bumpy for these developing markets, the course seems to have been set firmly in the direction towards greater corporate and individual earnings power. Only the speed at which these nations proceed down the path to the benefits of capitalism seems in doubt at this time and this will vary from nation to nation with spectacular accidents occurring from time to time. Our analysts will strive to apply our time-tested investment disciplines in order to identify those emerging market equities that may provide the most worthwhile returns for your portfolio.

              Turning briefly to those markets that have performed better in 1995, we are finding fewer bargains - particularly in the US. While we at Templeton have never claimed any expertise in the area of short-term economic prognostication, it is readily apparent to us that we are not at the bottom of a recession with only upside surprises awaiting us. Economic activity has clearly begun to slow but, with no obvious imbalances in the economy, a long period of decline does not seem likely. Because of the good performance of both the US bond and equity markets, however, risk has clearly increased. Still, valuations are not yet so extended as to cause a dramatic increase in the number of stocks qualifying for our Source of Funds List. With the financial system in good health, corporate balance sheets improving, stock prices relatively high, interest rates low and the dollar weak, investment bankers have begun to stir. New issuance activity is strong and mergers and acquisition activity is prevalent with US companies potentially the target of European based firms. This coupled with continued healthy inflows into mutual funds could support the US market for some time.

              It is also becoming more difficult to identify bargains in Europe, particularly in the hard currency countries (i.e. Germany, France, Switzerland and the Netherlands). Again, however, valuations have not become so extended that our Source of Funds List has become cluttered with European names. Moreover, consensus expectations appear to be less optimistic in Europe suggesting that there is still the possibility of favorable developments surprising these markets.

              Partly because many Asian currencies are indirectly tied to the value of the depressed dollar, we are still able to find many bargain-priced stocks in this region. Earnings continue to expand and valuations generally remain reasonable. Due to Japan's and China's economic problems, interest in the area remains somewhat subdued and expectations relatively low. Economic growth remains at very high levels and could continue unabated in most countries for the foreseeable future. The long-term outlook for share prices in this region remains favorable.

              The long-term outlook for global equity investment remains positive in our view. The acceptance of capitalism by almost all nations, increasingly free trade, technological advancements and the reduced probability of warfare on a large scale all point towards better economic growth

Total Return Index Comparison/1/
$5,000,000 Investment: 10/18/90 - 06/30/95

[Graph appears here showing comparison between TIFI Foreign Equity Series, MSCI EAFE Index and CPI Index]

Period ended June 30, 1995

                                                                        Since
                                                                      Inception
                                                       One-Year       (10/18/90)
Average Annual Total Return/2/                          9.01%           11.52%
Cumulative Total Return/3/                              9.01%           66.92%

/1/ The Fund's manager is waiving a portion of its management fees, which reduces operating expenses. Without these reductions, the Fund's total return would have been lower. The fee waiver may be discontinued at any time.

/2/ Average annual total return figures represent the average annual increase in value of an investment over the specified periods. The calculations assume reinvestment of dividends and capital gains distributions.

/3/ The cumulative return shows the change in value of an investment over the period(s) indicated. The calculations assume reinvestment of dividends and capital gains distributions.

    Investment return and principal value fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee future results.
--------------------------------------------------------------------------------

 ................................................................................

and thus corporate earnings. While the supply of equities is growing, due partly to privatizations in both developed and developing countries, savings should also rise dramatically over the longer term due to demographic changes and the pressing need for governments and individuals to address the issue of pensions and health care. A study using 1993 data by the Investment Company Institute indicates that mutual fund assets outside the US already equal those in the US and that the total is over $4 trillion. This number should grow rapidly, particularly outside the US where demand for mutual funds and pension management has only just begun to catch on. As

                                                         Regional Fund Management (US$b)
                                                                                 Total          Total Funds
                               Pension        Mutual                             Funds          as % of per
  Country                      Funds          Funds          Insurance         Per Capita        Capita GDP
-----------------------------------------------------------------------------------------------------------
Hong Kong                         13             27                4               7,251             30%
India                             40             13               17                  75             27%
Indonesia                          7           0.67                1                  42              5%
Korea                            26*          173**               75               6,073             62%
Malaysia                          35            N/A                7               2,086             50%
Philippines                        3           0.19             0.32                  51              4%
Singapore                         35             20               10              22,772             85%
Taiwan                             6              9               27               1,998             21%
Thailand                           4             10                2                 321             12%
US                             5,000          1,600            2,000              28,667            106%

*End-1993
**Investments Trust Cos and Bank Trust Accounts
Source: Peregrine regional estimates

we noted this time last year, if the top five most populous emerging market nations (China, India, Indonesia, Brazil and Pakistan) can accumulate an additional $400 per capita in mutual fund and pension assets over the next ten years, this alone will create a new pool of $1 trillion in savings. Also, most observers believe that the developed countries will increase the level of foreign assets held over the next five to ten years. The Regional Fund Management table above, produced by Peregrine, compares the size of pension, mutual fund and insurance assets in various Asian countries with

Templeton Institutional Funds, Inc. Foreign Equity Series
letter continued................................................................

that of the US and highlights the potential for growth in this area alone. With long-term earnings growth at least as good as that experienced in the past and the potential for rapid growth in savings, global equities should remain the asset class of choice for long-term investors.

              Current market conditions present a challenge to our analytical team to uncover unusually inexpensive shares. Nevertheless, you can be confident that we will continue to implement, in a disciplined fashion, the investment methodologies that have served our clients so well for so long. Finding outstanding values by carefully studying the fundamental position of individual companies, translating our observations into long-term earnings projections, determining which shares are valued most attractively based on these projections and patiently waiting until other investors come to admire the positive traits we have already identified will remain the hallmark of the Templeton research team. Our investment style requires fortitude and resolve to remain focused on long-term opportunities in the face of short-term problems that depress share prices to the level that qualify them as true Templeton bargains. Our staff of investment professionals continues to grow and the resources dedicated to helping them produce the highest quality investment research have also expanded. While we are generally pleased with our results thus far in 1995, we intend to intensify our bargain-hunting efforts with the goal of producing even better long-term investment returns for our clients. It has been our pleasure to serve as your investment counselor and we highly value your continued relationship with the Templeton organization. Please feel free to contact us with any questions or comments you might have.

Sincerely,

/s/ Donald F. Reed

Donald F. Reed, C.F.A., C.I.C.
President
Templeton Institutional Funds, Inc.

/s/ James E. Chaney

James E. Chaney, P.E.
Senior Vice President
Templeton Investment Counsel, Inc.

For more complete portfolio information, call Templeton Fund Information, toll-free, at 1-800-362-6243.

Templeton Institutional Funds, Inc.
Foreign Equity Series
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                           SIX MONTHS                                           OCTOBER 18, 1990
                              ENDED           YEAR ENDED DECEMBER 31            (COMMENCEMENT OF
                          JUNE 30, 1995  -------------------------------------   OPERATIONS) TO
                           (UNAUDITED)      1994      1993+    1992+     1991   DECEMBER 31, 1990
                          -------------  ----------  --------  ------   ------  -----------------
Net asset value,
 beginning of period       $    12.86    $    13.32  $  10.05  $10.63   $10.16       $10.00
                           ----------    ----------  --------  ------   ------       ------
Income from investment
 operations:
 Net investment income            .21           .20       .23     .27      .31          .12
 Net realized and
  unrealized gain (loss)          .66          (.16)     3.19    (.41)    1.30          .04
                           ----------    ----------  --------  ------   ------       ------
Total from investment
 operations                       .87           .04      3.42    (.14)    1.61          .16
                           ----------    ----------  --------  ------   ------       ------
Distributions:
 Dividends from net
  investment income              (.01)         (.19)     (.09)   (.24)    (.44)          --
 Distributions from net
  realized gains                   --          (.31)     (.06)   (.20)    (.70)          --
                           ----------    ----------  --------  ------   ------       ------
Total distributions              (.01)         (.50)     (.15)   (.44)   (1.14)          --
                           ----------    ----------  --------  ------   ------       ------
Change in net asset
 value                            .86          (.46)     3.27    (.58)     .47          .16
                           ----------    ----------  --------  ------   ------       ------
Net asset value, end of
 period                    $    13.72    $    12.86  $  13.32  $10.05   $10.63       $10.16
                           ==========    ==========  ========  ======   ======       ======
TOTAL RETURN*                   6.73%         0.24%    34.03%   (1.33)% 16.13%        1.60%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (000)              $1,446,494    $1,093,227  $407,970  $  566   $1,181       $1,015
Ratio of expenses to
 average net assets             0.91%**       0.95%     1.03%   8.82%    9.15%        9.24%**
Ratio of expenses, net
 of reimbursement, to
 average net assets             0.91%**       0.95%     1.00%   1.00%    1.00%        1.00%**
Ratio of net investment
 income to average net
 assets                         3.53%**       2.03%     1.73%   2.38%    2.47%        5.77%**
Portfolio turnover rate        11.49%         7.90%    42.79%   8.45%   76.16%        0.00%

 *NOT ANNUALIZED IN PERIODS OF LESS THAN ONE YEAR.
**ANNUALIZED.
 +BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity Series
Investment Portfolio, June 30, 1995 (unaudited)

--------------------------------------------------------------------------------

 INDUSTRY ISSUE                                COUNTRY  SHARES       VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS: 78.7%
-------------------------------------------------------------------------------
 Appliances & Household Durables: 1.2%
          Sony Corp.                             Jpn.    368,700 $   17,698,992
-------------------------------------------------------------------------------
 Automobiles: 2.4%
          Bayerische Motorenwerke (BMW)          Ger.     15,662      8,595,414
          Regie Nationale des Usines Renault
            SA                                    Fr.    192,100      6,018,902
          Volvo AB, B                            Swe.  1,024,000     19,495,780
                                                                 --------------
                                                                     34,110,096
-------------------------------------------------------------------------------
 Banking: 10.8%
          ABN AMRO NV                           Neth.        408         15,746
          Australia & New Zealand Banking
            Group Ltd.                           Aus.  3,005,161     10,679,625
          Banco Bilbao Vizcaya                    Sp.    689,900     19,906,712
          Banco di Sardegna SPA, di Risp         Itl.    391,650      2,537,198
          Banco Portugues de Investimento SA    Port.     74,112      1,294,300
          Banque Nationale de Paris, ADR          Fr.    343,400     16,563,896
          Barclays Bank PLC                      U.K.  1,143,188     12,278,370
          Canadian Imperial Bank of Commerce     Can.    462,800     11,117,307
          Daegu Bank Co. Ltd.                    Kor.     11,600        139,062
          *Daegu Bank Co. Ltd., new              Kor.      2,530         28,662
          Deutsche Bank AG                       Ger.    349,900     17,026,949
          HSBC Holdings PLC                      H.K.    887,806     11,387,571
          National Bank of Canada                Can.    753,500      6,170,610
          National Bank of Greece SA              Gr.     47,210      2,578,450
          National Westminster Bank PLC          U.K.    322,948      2,803,644
          *PT Panin Bank Ord. rts.              Indo.    801,400        269,892
          Philippine National Bank              Phil.    341,604      3,979,138
          PT Panin Bank, fgn.                   Indo.  3,205,600      3,814,477
          Sparbanken Sverige AB Ord., A          Swe.     13,100        109,848
          Stadshypotek AB, A                     Swe.    490,000      7,274,627
          Svenska Handelsbanken, A               Swe.  1,508,150     22,493,921
          Westpac Banking Corp.                  Aus.    974,370      3,531,932
                                                                 --------------
                                                                    156,001,937
-------------------------------------------------------------------------------
 Broadcasting & Publishing: 0.8%
          News Corp. Ltd.                        Aus.  1,669,915      9,329,001
          Sing Tao Holdings Ltd.                 H.K.  4,701,400      2,582,252
                                                                 --------------
                                                                     11,911,253
-------------------------------------------------------------------------------
 Building Materials & Components: 1.3%
          Byucksan Development Co. Ltd.          Kor.     74,197      1,389,512
          Pioneer International Ltd.             Aus.  6,182,612     15,380,069
          Unione Cementi Marchino Emiliane,
            di Risp                              Itl.    893,200      2,567,285
                                                                 --------------
                                                                     19,336,866
-------------------------------------------------------------------------------
 Business & Public Services: 2.7%
          Ecco SA                                 Fr.     86,774     13,611,959
          Esselte AB, B                          Swe.    569,400      7,083,647
          Societe Generale de Surveillance
            Holdings Ltd., br.                  Swtz.     10,150     17,629,179
                                                                 --------------
                                                                     38,324,785
-------------------------------------------------------------------------------
 Chemicals: 4.6%
          Akzo Nobel NV                         Neth.    121,564     14,529,624
          Bayer AG                               Ger.     58,375     14,507,222
          *European Vinyls Corp. EVC
            International NV                    Neth.    162,965      7,593,464
          Rhone-Poulenc SA, A                     Fr.    734,520     16,548,938
          Solvay SA                              Bel.     23,212     12,729,635
                                                                 --------------
                                                                     65,908,883
-------------------------------------------------------------------------------

Templeton Institutional Funds, Inc.
Foreign Equity Series
Investment Portfolio, June 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

 INDUSTRY              ISSUE                      COUNTRY   SHARES       VALUE
-----------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-----------------------------------------------------------------------------------
 Data Processing & Reproduction: 0.6%
                       *Newbridge Networks
                         Corp.                      Can.     233,400 $    8,197,671
-----------------------------------------------------------------------------------
 Electrical & Electronics: 2.6%
                       BBC Brown Boveri Ltd.,
                         br.                       Swtz.      18,806     19,467,436
                       Gold Peak Industries
                         (Holdings) Ltd.            H.K.   6,080,000      2,592,985
                       Hitachi Ltd.                 Jpn.   1,527,000     15,218,671
                                                                     --------------
                                                                         37,279,092
-----------------------------------------------------------------------------------
 Electronic Components & Instruments: 1.0%
                       BICC                         U.K.   2,965,000     14,001,638
-----------------------------------------------------------------------------------
 Energy Equipment & Services: 0.5%
                       Koninklijke Pakhoed NV      Neth.     223,599      6,840,008
-----------------------------------------------------------------------------------
 Energy Sources: 3.2%
                       Repsol SA                     Sp.     620,000     19,502,167
                       Saga Petroleum AS, A         Nor.     681,500      9,677,256
                       Societe Nationale Elf
                         Aquitane                    Fr.     222,872     16,469,902
                                                                     --------------
                                                                         45,649,325
-----------------------------------------------------------------------------------
 Financial Services: 3.1%
                       *Capital Portugal Fund      Port.      29,550      2,884,306
                       Chile Fund Inc.             Chil.     154,000      8,277,500
                       Govett & Co. Ltd.            U.K.   1,192,500      5,214,213
                       *India Fund, B               Ind.   5,407,698     10,188,927
                       Korea International
                         Trust                      Kor.          73      3,686,500
                       *Singapore Fund             Sing.      78,000      1,228,500
                       Thai Fund Inc.              Thai.     501,774     13,297,011
                                                                     --------------
                                                                         44,776,957
-----------------------------------------------------------------------------------
 Food & Household Products: 2.7%
                       Albert Fisher Group PLC      U.K.  14,859,845     10,750,368
                       Hellenic Bottling Co. SA      Gr.     184,545      5,482,835
                       Hillsdown Holdings PLC       U.K.   4,944,018     14,149,798
                       Vetropack AG                Swtz.         565      1,889,058
                       Vitro SA                     Mex.   2,484,240      7,067,166
                                                                     --------------
                                                                         39,339,225
-----------------------------------------------------------------------------------
 Forest Products & Paper: 4.8%
                       Cartiere Burgo SPA           Itl.   2,218,760     14,643,477
                       Fletcher Challenge Ltd.,
                         N.Z.                       N.Z.   5,465,000     15,345,274
                       Fletcher Forestry, N.Z.      N.Z.   2,975,000      3,918,216
                       Metsa Serla OY, B            Fin.     242,000     10,764,368
                       PT Barito Pacific
                         Timber, fgn.              Indo.   3,185,000      4,576,560
                       PT Inti Indorayon Utama,
                         fgn.                      Indo.     334,500        690,930
                       Stora Kopparbergs
                         Bergslags AB, B            Swe.   1,145,000     15,503,602
                       Unipapel SA                   Sp.     180,000      4,844,582
                                                                     --------------
                                                                         70,287,009
-----------------------------------------------------------------------------------
 Health & Personal Care: 3.3%
                       Ares-Serono SA, B           Swtz.       3,265      1,913,916
                       Astra AB, A                  Swe.     572,000     17,652,380
                       Hafslund Nycomed SA, B       Nor.     822,600     19,023,126
                       Medeva PLC                   U.K.   2,499,171      9,934,218
                                                                     --------------
                                                                         48,523,640
-----------------------------------------------------------------------------------

Templeton Institutional Funds, Inc.
Foreign Equity Series
Investment Portfolio, June 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

 INDUSTRY              ISSUE                      COUNTRY    SHARES       VALUE
------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
------------------------------------------------------------------------------------
 Insurance: 5.6%
                       Ace Ltd.                     Bmu.      311,500 $    9,033,500
                       Aegon NV                    Neth.      485,265     16,786,192
                       GIO Austrailia Holdings
                         Ltd.                       Aus.    5,881,000     10,909,628
                       International
                         Nederlanden Group         Neth.      310,491     17,172,687
                       London Insurance Group
                         Inc.                       Can.      470,900      8,783,848
                       Zuerich Versicherung,
                         br.                       Swtz.       14,855     18,667,117
                                                                      --------------
                                                                          81,352,972
------------------------------------------------------------------------------------
 Leisure & Tourism: 0.1%
                       Kuoni Reisen Holding AG,
                         B                         Swtz.        1,375      2,209,075
------------------------------------------------------------------------------------
 Machinery & Engineering: 1.0%
                       VA Technologie AG, br.      Aust.      114,900     14,380,195
------------------------------------------------------------------------------------
 Merchandising: 2.3%
                       Burton Group PLC             U.K.    6,734,500      8,860,762
                       Koninklijke Bijenkorf
                         Beheer (KBB) NV           Neth.      116,726      8,376,851
                       Kwik Save Group PLC          U.K.    1,581,910     16,323,909
                                                                      --------------
                                                                          33,561,522
------------------------------------------------------------------------------------
 Metals & Mining: 4.1%
                       Alcan Aluminum Ltd.          Can.      327,000      9,878,435
                       Arbed SA                     Lux.       21,775      3,138,490
                       Bohler Uddeholm AG          Aust.       80,000      5,535,934
                       Comalco Ltd.                 Aus.    3,004,800     10,870,552
                       *Elkem AS, A                 Nor.      810,100     11,306,167
                       *Inmet Mining Corp.          Can.      445,500      3,242,948
                       *Union Miniere NPV           Bel.      239,170     15,596,581
                                                                      --------------
                                                                          59,569,107
------------------------------------------------------------------------------------
 Multi-Industry: 4.8%
                       Amer Group Ltd., A           Fin.      502,200      9,135,184
                       BTR Nylex Ltd.               Aus.    5,474,400     10,466,634
                       Dairy Farm International
                         Holdings Ltd.              H.K.    5,054,157      4,346,575
                       Fotex First Hungarian-
                         American Photo-Service     Hun.    2,000,000      2,926,078
                       Hutchison Whampoa Ltd.       H.K.    3,027,500     14,633,164
                       Jardine Matheson
                         Holdings Ltd.              H.K.    1,382,866     10,164,065
                       Jardine Strategic
                         Holdings Ltd.              H.K.      345,688      1,113,114
                       *Jardine Strategic
                         Holdings Ltd., wts.        H.K.      345,688        152,103
                       Swire Pacific Ltd., A        H.K.    2,132,500     16,260,113
                                                                      --------------
                                                                          69,197,030
------------------------------------------------------------------------------------
 Real Estate: 2.4%
                       Bail Investissement           Fr.       42,226      7,746,692
                       *Hang Lung Development
                         Co. Ltd.                   H.K.    4,121,000      6,550,738
                       New World Development
                         Co. Ltd.                   H.K.    1,815,177      6,040,581
                       Taylor Woodrow PLC           U.K.    7,652,560     13,992,724
                                                                      --------------
                                                                          34,330,735
------------------------------------------------------------------------------------
 Telecommunications: 3.5%
                       Alcatel Alsthom SA            Fr.       84,000      7,563,246
                       *Compania de
                         Telecomunicaciones de
                         Chile SA, ADR             Chil.       71,650      5,830,519
                       STET (Sta Finanziaria
                         Telefonica Torino)
                         SPA, di Risp               Itl.    8,376,000     18,561,574
                       Telefonica de Espana SA       Sp.    1,480,000     19,061,300
                                                                      --------------
                                                                          51,016,639
------------------------------------------------------------------------------------

Templeton Institutional Funds, Inc.
Foreign Equity Series
Investment Portfolio, June 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

 INDUSTRY ISSUE                         COUNTRY      SHARES          VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Transportation: 0.8%
          Brambles Industries Ltd.        Aus.        345,000    $    3,271,095
          Cathay Pacific Airways Ltd.     H.K.      2,839,000         4,145,972
          Singapore Airlines Ltd.,
            fgn.                         Sing.        417,200         3,851,077
                                                                 --------------
                                                                     11,268,144
-------------------------------------------------------------------------------
 Utilities Electrical & Gas: 7.5%
          *CEZ                            Csk.        217,337         7,903,164
          Electricidad de Caracas        Venz.      7,020,522         6,241,051
          Endesa-Empresa Nacional de
            Electricidad SA                Sp.        296,000        14,613,664
          Evn Energie-Versorgung
            Niederoesterreich AG         Aust.         67,600         9,445,955
          Iberdrola SA                     Sp.      2,808,142        21,143,656
          Shandong Huaneng Power          Chn.        585,000         4,460,625
          South Wales Electricity         U.K.      1,311,000        14,528,914
          Thames Water Group PLC          U.K.      1,765,000        13,358,243
          VEBA AG                         Ger.         44,950        17,648,482
                                                                 --------------
                                                                    109,343,754
-------------------------------------------------------------------------------
 Wholesale & International Trade: 1.0%
          Brierley Investments Ltd.       N.Z.     19,467,819        14,707,231
                                                                 --------------
 TOTAL COMMON STOCKS (cost
  $1,071,152,827)                                                 1,139,123,781
-------------------------------------------------------------------------------
 PREFERRED STOCKS: 5.0%
-------------------------------------------------------------------------------
          ABN Amro NV, conv., pfd.       Neth.        366,788        13,350,657
          Cia de Inversiones en
            Telecomunicaciones SA,
            pfd.                          Arg.        183,975         9,290,738
          Concessioni e Costruzioni
            Autostrade SPA, B, pfd.       Itl.      2,130,000         2,375,707
          Jardine Strategic Holdings
            Ltd., conv., pfd.             H.K.      9,938,000        10,981,490
          Nacional Financiera SA, reg
            S conv., pfd.                 Mex.        146,522         4,597,128
          Nacional Financiera SA,
            reg. 42 conv., pfd.           Mex.        165,400         5,189,425
          News Corp. Ltd., conv.,
            pfd.                          Aus.        955,957         4,728,962
          Philippine Long Distance
            Telephone Co., conv.,
            pfd.                         Phil.        279,200        11,517,000
          Telebras-Telecomunicacoes
            Brasileiras SA, pfd.         Braz.        294,500         9,700,094
                                                                 --------------
 TOTAL PREFERRED STOCKS (cost
  $69,387,576)                                                       71,731,201
-------------------------------------------------------------------------------
                                                  PRINCIPAL IN
                                                LOCAL CURRENCY**
-------------------------------------------------------------------------------
 BONDS: 2.4%
-------------------------------------------------------------------------------
          British Airways, DEB,
            9.75%, 6/15/05                U.K.      2,387,800         6,991,596
          C.S. Holding Finance BV,
            4.875%, conv., 11/19/02       U.S.      7,615,000        10,775,225
          PIV Investment Finance
            (Cayman) Ltd.,
            4.5%, conv., 12/1/00          U.S.      6,710,000         5,401,550
          U.S. Treasury Note, 8.875%,
            2/15/96                       U.S.     11,000,000        11,202,840
                                                                 --------------
 TOTAL BONDS (cost $33,213,206)                                      34,371,211
-------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 13.7% (cost
  $197,457,029)
-------------------------------------------------------------------------------
          U S Treasury Bills, 5.26%
            to 5.63% with
            maturities to 8/24/95         U.S.    198,381,000       197,588,791
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 99.8% (cost
  $1,371,210,637)                                                 1,442,814,984
 OTHER ASSETS, LESS LIABILITIES: 0.2%                                 3,679,416
                                                                 --------------
 TOTAL NET ASSETS: 100.0%                                        $1,446,494,400
                                                                 ==============

 *NON-INCOME PRODUCING.
**PRINCIPAL AMOUNT IN CURRENCY OF COUNTRY INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity Series
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1995 (unaudited)

Assets:
 Investment in securities, at value (identified cost
   $1,371,210,637)                                        $1,442,814,984
 Cash                                                             39,930
 Receivables:
  Investment securities sold                                   5,139,302
  Capital shares sold                                          2,989,236
  Dividends and interest                                       8,873,819
                                                          --------------
   Total assets                                            1,459,857,271
                                                          --------------
Liabilities:
 Payables:
  Investment securities purchased                             10,711,856
  Capital shares redeemed                                        749,124
 Accrued expenses                                              1,901,891
                                                          --------------
   Total liabilities                                          13,362,871
                                                          --------------
Net assets, at value                                      $1,446,494,400
                                                          ==============
Net assets consist of:
 Undistributed net investment income                      $   23,467,123
 Unrealized appreciation on investments                       71,604,347
 Accumulated net realized loss                                (8,474,289)
 Net capital paid in on shares of capital stock            1,359,897,219
                                                          --------------
Net assets, at value                                      $1,446,494,400
                                                          ==============
Shares outstanding                                           105,459,635
                                                          ==============
Net asset value per share ($1,446,494,400 / 105,459,635)  $        13.72
                                                          ==============


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity Series
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
for the six months ended June 30, 1995 (unaudited)

Investment income: (net of $3,059,478 foreign taxes
  withheld)
 Dividends                                            $22,289,632
 Interest                                               5,460,789
                                                      -----------
  Total income                                                     $27,750,421
Expenses:
 Management fees (Note 3)                               4,372,216
 Administrative fees (Note 3)                             658,813
 Transfer agent fees (Note 3)                               9,500
 Custodian fees                                           360,000
 Reports to shareholders                                   51,000
 Audit fees                                                12,500
 Legal fees                                                 6,000
 Registration and filing fees                              90,000
 Directors' fees and expenses                              35,000
 Other                                                     92,839
                                                      -----------
  Total expenses                                                     5,687,868
                                                                   -----------
   Net investment income                                            22,062,553
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments                                          (5,001,085)
  Foreign currency transactions                          (406,066)
                                                      -----------
                                                       (5,407,151)
 Net unrealized appreciation on investments            71,467,133
                                                      -----------
   Net realized and unrealized gain                                 66,059,982
                                                                   -----------
Net increase in net assets resulting from operations               $88,122,535
                                                                   ===========



                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity Series
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                SIX MONTHS
                                                  ENDED
                                              JUNE 30, 1995      YEAR ENDED
                                               (UNAUDITED)    DECEMBER 31, 1994
                                              --------------  -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                       $   22,062,553   $   16,632,271
  Net realized gain (loss) from security and
    foreign currency transactions                 (5,407,151)       9,358,727
  Net unrealized appreciation (depreciation)      71,467,133      (41,946,256)
                                              --------------   --------------
   Net increase (decrease) in net assets
     resulting from operations                    88,122,535      (15,955,258)
 Distributions to shareholders:
  From net investment income                        (461,544)     (15,267,921)
  From net realized gain                                  --      (19,111,004)
 Capital share transactions (Note 2)             265,606,602      735,590,480
                                              --------------   --------------
   Net increase in net assets                    353,267,593      685,256,297
Net assets:
 Beginning of period                           1,093,226,807      407,970,510
                                              --------------   --------------
 End of period                                $1,446,494,400   $1,093,226,807
                                              ==============   ==============



                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity Series
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Foreign Equity Series (the Fund) is a separate series of Templeton Institu-tional Funds, Inc. (the Company) which is registered under the Investment Com-pany Act of 1940 as an open-end, diversified management investment company. The following summarizes the Fund's significant accounting policies.

a. Securities Valuations:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

b. Foreign Currency TranslAtions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Pur-chases and sales of portfolio securities and income items denominated in for-eign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and ma-turities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities trans-actions, the differences between the amounts of dividends, interest, and for-eign withholding taxes recorded on the Fund's books, and the U.S. dollar equiv-alent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rate.

c. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

d. Security Transactions, Investment Income, Distributions and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distribution to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

At June 30, 1995, there were 520 million shares of $.01 par value capital stock authorized of which 160 million have been classified as Fund shares. Transac-tions in the Fund's shares were as follows:

                           SIX MONTHS ENDED             YEAR ENDED
                             JUNE 30, 1995           DECEMBER 31, 1994
                        ------------------------  ------------------------
                          SHARES       AMOUNT       SHARES       AMOUNT
                        ----------  ------------  ----------  ------------
     Shares sold        25,832,024  $335,935,373  55,873,309  $756,177,777
     Shares issued in
       reinvestment of
       distributions        64,335       820,895   2,173,387    28,197,368
     Shares redeemed    (5,460,153)  (71,149,666) (3,642,203)  (48,784,665)
                        ----------  ------------  ----------  ------------
     Net increase       20,436,206  $265,606,602  54,404,493  $735,590,480
                        ==========  ============  ==========  ============

Templeton Institutional Funds, Inc.
Foreign Equity Series
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Company are also directors or officers of Templeton In-vestment Counsel, Inc. (TICI), Templeton Global Investors, Inc. (TGII), Frank-lin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Servic-es, Inc. (FTIS), the Company's investment manager, administrative manager, principal underwriter and transfer agent, respectively. The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.70% of the average daily net assets of the Fund. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Company's aggregate average daily net assets, 0.135% of the next $500 mil-lion, 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. TGII has voluntarily agreed to limit the to-tal expenses of the Fund to an annual rate of 1% of the Fund's average net as-sets through December 31, 1995. For the six months ended June 30, 1995, no such reimbursement was necessary. For the six months ended June 30, 1995, FTD did not receive any commissions from the sale of the Fund's shares and FTIS re-ceived fees of $9,500.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Funds, which firm received fees of $6,000 for the six months ended June 30, 1995.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1995 were $336,966,196 and $126,264,086, respectively. The cost of securities for federal income tax purposes is $1,372,631,704. Real-ized gains and losses are reported on an identified cost basis.

At June 30, 1995, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:


     Unrealized appreciation      $122,548,216
     Unrealized depreciation       (52,364,936)
                                  ------------
     Net unrealized appreciation  $ 70,183,280
                                  ============

5. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as invest-ments in portfolio companies in which the Fund owns 5% or more of the outstand-ing voting securities. There were no investments in "affiliated companies" as of June 30, 1995. For the six months ended June 30, 1995, net realized loss from disposition of "affiliated companies" were $2,194,853.

Templeton Institutional Funds, Inc.
Special Meeting of Shareholders, May 4, 1995

--------------------------------------------------------------------------------
A Special Meeting of Shareholders of the Fund was held at the Fund's offices, 700 Central Avenue, St. Petersburg, Florida, on May 4, 1995. The purpose of the meeting was to elect twelve directors of the Fund. At the meeting, the follow-ing persons were elected by the shareholders to serve as directors of the Fund:
John Wm. Galbraith, Charles B. Johnson, Nicholas F. Brady, Betty P. Krahmer, Constantine D. Tseretopoulos, Frank J. Crothers, Fred R. Millsaps, S. Joseph Fortunato, Harris J. Ashton, Andrew H. Hines, Jr., John G. Bennett, Jr., and Gordon S. Macklin.

The results of the voting at the Special Meeting are as follows:

1. Election of twelve (12) Directors:

                                     % OF      % OF                  % OF
                                  OUTSTANDING SHARES              OUTSTANDING
                          FOR       SHARES    VOTED   AGAINST  %    ABSTAIN   SHARES
                       ---------- ----------- ------  ------- --- ----------- ------
John Wm. Galbraith*    92,515,630    53.41%   99.98%      0     0   15,858     0.01%
Charles B. Johnson     92,515,630    53.41    99.98       0     0   15,858     0.01
Nicholas F. Brady      92,515,630    53.41    99.98       0     0   15,858     0.01
Betty P. Krahmer       92,515,630    53.41    99.98       0     0   15,858     0.01
Constantine D.
  Tseretopoulos        92,515,630    53.41    99.98       0     0   15,858     0.01
Frank J. Crothers      92,515,630    53.41    99.98       0     0   15,858     0.01
Fred R. Millsaps       92,515,630    53.41    99.98       0     0   15,858     0.01
S. Joseph Fortunato    92,515,630    53.41    99.98       0     0   15,858     0.01
Harris J. Ashton       92,515,630    53.41    99.98       0     0   15,858     0.01
Andrew H. Hines Jr.    92,515,630    53.41    99.98       0     0   15,858     0.01
John G. Bennett Jr.**  92,515,630    53.41    99.98       0     0   15,858     0.01
Gordon S. Macklin      92,515,630    53.41    99.98       0     0   15,858     0.01

 * AFTER HIS NOMINATION AND THE MAILING OF THE PROXY FOR THE SPECIAL MEETING, SIR JOHN TEMPLETON STEPPED DOWN AS CHAIRMAN AND DIRECTOR OF THE U.S. REGISTERED TEMPLETON FUNDS, EFFECTIVE APRIL 16, 1995, AND DECLINED TO STAND FOR RE-ELECTION. CONSEQUENTLY, PURSUANT TO DISCRETIONARY AUTHORITY GRANTED IN THE PROXIES, THE PROXY HOLDERS CAST THE PROXIES FOR JOHN WM. GALBRAITH, FORMER VICE CHARIMAN OF TEMPLETON, GALBRAITH & HANSBERGER LTD.
** SUBSEQUENT TO THE SPECIAL MEETING, MR. JOHN G. BENNETT, JR., RESIGNED FROM
   ALL OF THE TEMPLETON FUNDS, EFFECTIVE MAY 19, 1995.

--------------------------------------------------------------------------------
This report must be preceded or accompanied by the prospectus of the Templeton Institutional Funds, Inc.

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting the securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.


                                                          Principal Underwriter:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                              700 Central Avenue
                                              St. Petersburg, Florida 33701-3628

                                                 Account Service: 1-800-684-4001
                                                Fund Information: 1-800-362-6243

ZT454 S 08/95
--------------------------------------------------------------------------------

Templeton Institutional Funds, Inc.

TIFI

Foreign Equity
(South Africa Free) Series

ANNUAL REPORT

[LOGO OF TEMPLETON
 APPEARS HERE]            December 31, 1994

December 31, 1994

Dear Shareholder...

     Looking back to the beginning of 1994, investor's expectations were high. Historical returns from equity markets were well above average, the economic base worldwide was growing, people were being put back to work and money poured into stock mutual funds. In fact, net purchases of foreign equities by U.S. investors for the year ending 1993 were more than twice the entire amount invested in the 1980's.

     Yet, 1994 was a humbling experience because many financial markets were adversely affected by recent adverse global events which included, for example, rising interest rates and the Mexican monetary crisis. The impact of these events was further exacerbated by distressed selling by highly-leveraged hedge funds. Again, in hindsight, our research lists had proven to be good leading indicators for market trends. In January 1994, our Source of Funds List (sell list) with 150 names was almost twice the size of our Bargain List (buy list), which at 80 names had shrunk to its lowest level in 10 years.

     Within this environment, the Templeton Institutional Funds, Inc. Foreign Equity (South Africa Free) Series (the "Fund") under performed its benchmark index this year as did most funds with international investment mandates. It returned -4.0% for the fourth quarter and -1.94% for the year ending December 31, 1994, compared to the unmanaged Morgan Stanley Capital International Europe, Australia and the Far East excluding South Africa Investment ("MSCI EAFE ex SAI") index returns of -1.9% and 8.5%. Since inception on May 3, 1993, the Fund has provided a 15.1% average annual return against the MSCI EAFE ex SAI index return of 8.6%. A majority of the performance difference versus the index for 1994 was due to no holdings in Japanese shares in the Fund against a 45.8% weighting in the MSCI EAFE index. Nevertheless, we anticipate remaining underweighted in Japan because Japanese shares, in most industry sectors, remain overvalued based on our investment criteria.

     The Fund also had total assets of $40 million at the end of 1994 compared to $93 million as of the end of 1993, with the majority


                         Total Returns as of 12/31/94

                                            One-Year           Cumulative
                                         Average Annual/1/  Since Inception/2/
 TIFI Foreign Equity (SAF) Series            -1.94                26.36

 EAFE ex SAI Index                            8.51                14.75

 /1/ Average annual total return figures represent the average annual increase in value of an investment over the specified periods. The calculations assume reinvestment of dividends and capital gains distributions.

 /2/ The cumulative return shows the change in value of an investment over the period(s) indicated. The calculations assume reinvestment of dividends and capital gains distributions.

      Investment return and principal value fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee future results.

continued...


[PHOTO APPEARS HERE]

JAMES CHANEY IS A PORTFOLIO MANAGER AND RESEARCH ANALYST. HE CURRENTLY MANAGES THE TEMPLETON INSTITUTIONAL GROWTH AND FOREIGN EQUITY MUTUAL FUNDS, TWO VARIABLE ANNUITY PRODUCTS AND SEVERAL CORPORATE AND PUBLIC FUND SEPARATE ACCOUNTS. MR. CHANEY'S GLOBAL RESEARCH RESPONSIBILITIES INCLUDE MERCHANDISING, REGIONAL BANKS AND ENVIRONMENTAL COMPANIES.

PRIOR TO JOINING THE TEMPLETON ORGANIZATION IN 1991, MR. CHANEY SPENT SIX YEARS WITH GE INVESTMENTS, WHERE HE WAS VICE PRESIDENT OF INTERNATIONAL EQUITIES. IN THAT CAPACITY, HE HAD NUMEROUS RESEARCH RESPONSIBILITIES AND ALSO MANAGED SEVERAL SEPARATE ACCOUNTS AND A START-UP MUTUAL FUND WHICH WAS A LIPPER-LISTED TOP QUARTILE PERFORMER. HE ALSO HAS ANOTHER SEVEN YEARS EXPERIENCE AS AN INTERNATIONAL CONSULTING ENGINEER AND PROJECT MANAGER FOR CAMP, DRESSER & MCKEE, INC. AND AMERICAN BRITISH CONSULTANTS.

MR. CHANEY RECEIVED A M.B.A. WITH HONORS FROM COLUMBIA UNIVERSITY, WHERE HE WAS A MEMBER OF THE BETA GAMMA SIGMA HONOR SOCIETY. HE RECEIVED HIS M.S. IN ENGINEERING FROM NORTHEASTERN UNIVERSITY AND HIS B.S. IN ENGINEERING FROM THE UNIVERSITY OF MASSACHUSETTS-AMHERST. MR. CHANEY IS A LICENSED AND REGISTERED ENGINEER.

Templeton Institutional Funds, Inc. Foreign Equity (SAF) Series
letter continued..............................................................


       Industry Diversification on 12/31/94
                (% of Total Portfolio)

      Banking                            18.1%
      Utilities Electrical & Gas          9.6%
      Telecommunications                  7.7%
      Financial Services                  7.3%
      Food & Household Products           7.2%
      Business & Public Services          6.8%
      Insurance                           6.2%
      Forest Products & Paper             4.9%
      Merchandising                       4.7%
      Multi-Industry                      4.2%

                         Templeton Institutional Fund
                      Geographic Distribution on 12/31/94
                          Based on % of Total Equity

                       [PIE CHART APPEARS HERE SHOWING
                     GEOGRAPHIC DISTRIBUTION OF THE FUND]


                  Description                   Amount
                  ------------------------     --------
                  Europe                         65.3%
                  Asia                           15.6%
                  Latin America/Caribbean         7.1%
                  Australia/New Zealand           7.4%
                  North America                   4.6%

of the decrease in assets a result of exchanges to the Foreign Equity Series as many investors removed their South Africa Free mandates. The Fund's share price, as measured by net asset value, was $8.13 at December 31, 1994, compared to $12.50 at December 31, 1993. Shareholders received $0.215 per share in dividend income and $3.93 per share in capital gains in 1994.

     Fortunately, many of these recent adverse events can be viewed as cyclical and not secular. Bad news and overall market pessimism may therefore provide buying opportunities for patient, fundamental investors. Many companies today, for example, continue to register good earnings growth as our global economy expands. What will 1995 hold for investors? We do not really know, nor does anyone else, and although many claim to hold great insight into potential outcomes, over the short-term no one has been consistently correct. However, our level of optimism has improved. The primary reason is the number of new names that now appear on our Bargain List. With so much confusion, fear and uncertainty worldwide, many share prices have fallen dramatically. Our analysts work daily to uncover specific stock ideas which they anticipate will perform well regardless of the direction of the overall market. Our Bargain List with 170 names is now twice as large as our Source of Funds List and is at the higher end of our historical range of 100 to 200 names. The largest additions to our Bargain List have been in the market sectors that are well represented in your Fund. Currently, the Fund is well diversified with a majority of its investments in 1) natural resources oriented shares, 2) selective industrial cyclicals that continue to offer value, 3) consumer durables shares that include automobile manufacturers, 4) utilities in strong growth economies and 5) undervalued financials with strong fundamentals.

     Your Fund's geographical weightings are considered less important than share selection. However, these weightings can influence portfolio performance, particularly during periods when sudden and dramatic macro economic or political changes result in abnormal market volatility. These periods, however, are often temporary, but can provide longer-term investors with good investment opportunities. Needless to say, because of our long-term perspective, your Fund's weightings are not expected to change significantly unless these oftentimes unexpected anomalies do develop. Our Bargain List currently indicates that international shares, in general, are marginally undervalued compared to U.S. shares after being considered fairly valued at the beginning of last year.

     It is also our anticipation that Europe will continue to be overweighted with a good exposure to Scandinavia and Spain. Central Europe, particularly the former Iron Curtain countries, are looking more interesting. We also remain committed to investments in Australia and New Zealand and the Fund's Canadian holdings which, in our opinion, are undervalued.

     We also continue to maintain investments in the emerging markets despite poor performance in 1994. It is important to note that the magnitude of this performance isn't surprising. In the United States, a normal bear market reduces prices by 20%, lasts 13 months and takes 21 months to get back to the point you were before the bear market began. Normal bear markets in emerging countries do not tend to last as long as bear markets in the United States, but normally suffer decreases in price of 30 - 40%. Hong Kong is a prime example. Over the last 10 years, despite an increase over 480% in the Hang Seng stock index from 1365 in January of 1985 to 8000 in January of 1995, there have been four corrections of more than 30%, including a decline of 45% in 1987, and a drop of 29% in 1994. We had reduced certain investments in Hong Kong over a year ago. Now after a 29% correction, valuations of some companies obviously appear more attractive on the basis of our value criteria which is long-term oriented.

     In Mexico, the market has also fallen dramatically. Mexico certainly has problems that need to be resolved, but at some point share prices will be fully discounted and undervalued. The ongoing currency devaluation, for example, benefits export companies that do not have large foreign debt positions.

     Our natural resources investments include energy, forest products and base metals companies. Many commodities have limited new supply, sell at prices below replacement cost, and should benefit from growing demand. Emerging markets demand for commodities is particularly notable. For example, China's and India's population, on average, consume one barrel of oil per person each year, 1/10 the level of other emerging market countries such as Taiwan and 1/30 the level of North America.

     Financial stocks and companies, perceived to be influenced by rising interest rates, have also fallen dramatically over the last 12 months. In essence, all stocks are influenced by levels of interest rates, yet some are perceived to be more sensitive than others. Our performance in 1994 was not helped by our financial exposure. Nevertheless, share prices for many of these securities may already reflect the likelihood of further rate increases and are undervalued, thus offering longer-term investment opportunity.

     Your Fund, consistent with it's long-term investment focus, has not engaged in currency hedging. Foreign exchange fluctuations can affect performance in the short-term. However, we continue to believe that proper share selection on a long-term basis can mitigate this risk, a conclusion that has historically proven correct.

     In many ways, 1995 should be much like 1994 with the "madness of crowds" guiding market behavior. Fortunately, market volatility can create opportunity, especially for fundamental investors with long-term perspectives. We hope you will also take comfort in the fact that we continue to vigorously research, check and double check each individual security purchased for your Fund. Virtually all securities we purchase have a detailed written analysis which looks back five years over the company's development and 3-5 years into the future. Each share we purchase is tracked by at least one of three dozen analysts and followed closely in our database which contains over 200 data items on each company. We also hope you will take comfort in the fact that we are trying to purchase securities that are fundamentally inexpensive.

         10 Largest Positions on 12/31/94
             (% of Total Portfolio)

      Burton Group PLC                   1.8%
      South Whales Electricity           1.8%
      TSB Group PLC                      1.7%
      Vetropack AG                       1.7%
      Aegon NV                           1.7%
      British Gas PLC                    1.7%
      International Nederlanden Group    1.7%
      Barclays PLC                       1.7%
      Svenska Handelsbanken              1.6%
      Astra AB, A                        1.6%

                         Templeton Institutional Fund
                       Fund Asset Allocation on 12/31/94


                        [PIE CHART APPEARS HERE SHOWING
                      FUND ASSET ALLOCATION ON 12/31/94]

                      Equity                        90%
                      Short Term & Other            10%

*Equity includes convertible and preferred stocks

Templeton Institutional Funds, Inc. Foreign Equity  (SAF) Series
letter continued................................................................



                         Templeton Institutional Fund
                         Total Return Index Comparison/1/
                  $5,000,000 Investment: 05/03/93 - 12/31/94


     [GRAPH APPEARS HERE SHOWING COMPARISON BETWEEN TIFI FOREIGN EQUITY (SAF)
                 SERIES, EAFE EX SAI INDEX AND THE CPI INDEX]


                                         4/93             12/94
                                       ---------        ---------
TIFI Foreign Equity (SAF) Series       5,000,000        6,317,965
EAFE ex SAI Index                      5,000,000        5,737,467
CPI Index                              5,000,000        5,201,618


Periods ended December 31, 1994

                                                 Since
                                               Inception
                                  One-Year     (5/03/93)
  Average Annual Total Return/2/  -1.94%         15.12%
  Cumulative Total Return/3/      -1.94%         26.36%

/1/ The Fund's manager is waiving a portion of its management fees, which reduces operating expenses. Without these reductions, the Fund's total return would have been lower. The fee waiver may be discontinued at any time.

/2/ Average annual total return figures represent the average annual increase in value of an investment over the specified periods. The calculations assume reinvestment of dividends and capital gains distributions.

/3/ The cumulative return shows the change in value of an investment over the period(s) indicated. The calculations assume reinvestment of dividends and capital gains distributions.

     Investment return and principal value fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee future results.

     Finally, we take great comfort and pride in our staff. So many of our professionals have given up large parts of their personal lives to contribute their talents and work towards our effort of trying to deliver superior performance. We realize your expectations are high. We respect the confidence you have shown in our organization by placing your assets in our care and we are dedicated to the tasks at hand. We thank you for your continued relationship with the Templeton organization.



Sincerely,



Donald F. Reed, C.F.A., C.I.C.
President
Templeton Institutional Funds, Inc.



James E. Chaney, P.E.
Senior Vice President
Templeton Investment Counsel, Inc.













For more complete portfolio information, call Templeton Fund Information, toll-free, at 800-362-6243.

Templeton Institutional Funds, Inc.
Foreign Equity (South Africa Free) Series
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (for a share outstanding throughout the period)

                                                                MAY 3, 1993
                                                             (COMMENCEMENT OF
                                              YEAR ENDED      OPERATIONS) TO
                                           DECEMBER 31, 1994 DECEMBER 31, 1993
                                           ----------------- -----------------
Net asset value, beginning of period            $ 12.50           $ 10.00
                                                -------           -------
Income from investment operations:
 Net investment income                              .32               .10
 Net realized and unrealized gain (loss)           (.55)             2.77
                                                -------           -------
Total from investment operations                   (.23)             2.87
                                                -------           -------
Distributions:
 Dividends from net investment income              (.21)             (.06)
 Distributions from net realized gains            (3.93)             (.31)
                                                -------           -------
Total distributions                               (4.14)             (.37)
                                                -------           -------
Change in net asset value                         (4.37)             2.50
                                                -------           -------
Net asset value, end of year                    $  8.13           $ 12.50
                                                =======           =======
TOTAL RETURN *                                  (1.94)%            28.81%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                   $39,576           $93,006
Ratio of expenses to average net assets           1.05%             1.01%**
Ratio of expenses, net of reimbursement,
  to average net assets                           1.00%             1.00%**
Ratio of net investment income to average
  net assets                                      2.04%             1.58%**
Portfolio turnover rate                          34.26%            82.52%

*NOT ANNUALIZED IN PERIODS OF LESS THAN ONE YEAR.
**ANNUALIZED.




                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity (South Africa Free) Series
Investment Portfolio, December 31, 1994

--------------------------------------------------------------------------------

 INDUSTRY ISSUE                                  COUNTRY   SHARES      VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS: 88.0%
-------------------------------------------------------------------------------
 Automobiles: 1.6%
          Consorcio G Grupo Dina SA de CV, ADR     Mex.      14,000 $   133,000
          Volvo AB, B                              Swe.      26,500     499,290
                                                                    -----------
                                                                        632,290
-------------------------------------------------------------------------------
 Banking: 18.1%
          Argentaria Corporacion Bancaria de
            Espana SA, ADR                          Sp.      25,000     446,875
          Australia & New Zealand Banking
            Group Ltd.                             Aus.     170,000     560,117
          Banco Bilbao Vizcaya                      Sp.      18,500     458,898
          Banco de Andalucia                        Sp.       2,750     307,123
          Banco Portugues de Investimento SA      Port.      24,000     358,822
          Banque Nationale de Paris, ADR            Fr.      13,500     627,750
          Barclays PLC                             U.K.      69,000     659,040
          Canadian Imperial Bank of Commerce       Can.      22,000     531,278
          HSBC Holdings PLC                        H.K.      41,500     447,851
          National Bank of Canada                  Can.      73,500     497,772
          National Bank of Greece SA                Gr.       8,300     386,135
          Svenska Handelsbanken, A                 Swe.      49,000     646,251
          TSB Group PLC                            U.K.     185,000     678,721
          Westpac Banking Corp.                    Aus.     165,000     556,434
                                                                    -----------
                                                                      7,163,067
-------------------------------------------------------------------------------
 Broadcasting & Publishing: 1.5%
          Vereniging Nederlandse Uitgevers Vb
            (VNU)                                 Neth.       5,500     570,943
-------------------------------------------------------------------------------
 Building Materials & Components: 1.4%
          Pioneer International Ltd.               Aus.     230,000     570,582
-------------------------------------------------------------------------------
 Business & Public Services: 6.5%
          Attwoods PLC                             U.K.     295,000     538,835
          Ecco SA                                   Fr.       3,199     379,735
          Esselte AB, A                            Swe.      37,000     480,516
          Societe Generale de Surveillance
            Holdings Ltd., br.                    Swtz.         405     559,858
          Welsh Water PLC                          U.K.      60,000     619,544
                                                                    -----------
                                                                      2,578,488
-------------------------------------------------------------------------------
 Chemicals: 0.6%
          *European Vinyls Corp. EVC
            International NV                      Neth.       5,695     252,287
-------------------------------------------------------------------------------
 Data Processing & Reproduction: 0.4%
          *Newbridge Networks Corp.                Can.       4,400     168,989
-------------------------------------------------------------------------------
 Energy Sources: 3.7%
          Repsol SA                                 Sp.      15,000     406,838
          Saga Petroleum AS, A                     Nor.      44,000     478,226
          Societe Elf Aquitane SA                   Fr.       8,300     584,155
                                                                    -----------
                                                                      1,469,219
-------------------------------------------------------------------------------
 Financial Services: 5.9%
          *Capital Portugal Fund                  Port.       4,400     358,268
          *Creditanstalt Investment
            Privatisation Fund PLC                 Csk.          90       2,625
          India Fund, B                            Ind.     160,000     414,281
          Korea International Trust                Kor.           7     409,500
          Singapore Fund                          Sing.      22,000     327,250
          Thai Fund Inc.                          Thai.      21,334     477,348
          *Turkish Growth Fund                     Tur.      32,000     328,000
                                                                    -----------
                                                                      2,317,272
-------------------------------------------------------------------------------

Templeton Institutional Funds, Inc.
Foreign Equity (South Africa Free) Series
Investment Portfolio, December 31, 1994 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY ISSUE                                COUNTRY   SHARES      VALUE

-----------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-----------------------------------------------------------------------------
 Food & Household Products: 7.0%
          Albert Fisher Group PLC                U.K.     785,000 $   583,365
          Cafe de Coral Group Ltd.               H.K.   1,465,000     359,742
          Hillsdown Holdings PLC                 U.K.     220,000     616,102
          PT Japfa Comfeed Indonesia, fgn.      Indo.     130,000     155,255
          Vetropack AG, br.                     Swtz.         177     675,908
          Vitro SA                               Mex.      80,000     367,200
                                                                  -----------
                                                                    2,757,572
-----------------------------------------------------------------------------
 Forest Products & Paper: 4.6%
          Carter Holt Harvey Ltd.                N.Z.     222,000     454,764
          Metsa Serla OY, B                      Fin.      11,500     504,897
          PT Barito Pacific Timber, fgn.        Indo.      75,000     118,574
          PT Pabrik Kertas Tjiwi Kimia, fgn.    Indo.      80,000     149,226
          Stora Kopparbergs Bergslags AB, B      Swe.      10,000     602,916
                                                                  -----------
                                                                    1,830,377
-----------------------------------------------------------------------------
 Health & Personal Care: 2.8%
          Ares-Serono SA, B                     Swtz.         830     455,776
          Astra AB, A                            Swe.      25,000     645,982
                                                                  -----------
                                                                    1,101,758
-----------------------------------------------------------------------------
 Insurance: 6.0%
          Aegon NV                              Neth.      10,500     671,410
          International Nederlanden Group       Neth.      14,000     661,328
          London Insurance Group Inc.            Can.      27,500     450,900
          Zuerich Versicherung, br.             Swtz.         625     594,283
                                                                  -----------
                                                                    2,377,921
-----------------------------------------------------------------------------
 Machinery & Engineering: 0.9%
          VA Technologie AG, br.                Aust.       3,450     347,293
-----------------------------------------------------------------------------
 Merchandising: 4.6%
          Burton Group PLC                       U.K.     670,000     715,408
          Koninklijke Bijenkorf Beheer (KBB)
            NV                                  Neth.       9,500     536,321
          Kwik Save Group PLC                    U.K.      64,000     550,705
                                                                  -----------
                                                                    1,802,434
-----------------------------------------------------------------------------
 Metals & Mining: 1.7%
          *Elkem AS, A                           Nor.      23,000     297,596
          *Union Miniere NPV                     Bel.       5,050     392,919
                                                                  -----------
                                                                      690,515
-----------------------------------------------------------------------------
 Multi-Industry: 4.0%
          Amer Group Ltd., A                     Fin.      18,000     311,550
          Hutchison Whampoa Ltd.                 H.K.     106,000     428,795
          Jardine Matheson Holdings Ltd.         H.K.      60,000     428,433
          Swire Pacific Ltd., A                  H.K.      69,000     429,829
                                                                  -----------
                                                                    1,598,607
-----------------------------------------------------------------------------
 Telecommunications: 5.5%
          Compania de Telefonos de Chile SA,
            ADR                                 Chil.       5,050     397,688
          STET (Sta Finanziaria Telefonica
            Torino) SPA, di Risp                 Itl.     260,000     616,338
          Telefonica de Argentina SA, B, ADR     Arg.       6,450     341,850
          Telefonica de Espana SA                 Sp.      34,500     407,578
          Telmex-Telefonos de Mexico SA, L,
            ADR                                  Mex.       9,700     397,700
                                                                  -----------
                                                                    2,161,154
-----------------------------------------------------------------------------

Templeton Institutional Funds, Inc.
Foreign Equity (South Africa Free) Series
Investment Portfolio, December 31, 1994 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY ISSUE                           COUNTRY      SHARES         VALUE

------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
------------------------------------------------------------------------------
 Transportation: 0.7%
          Singapore Airlines Ltd., fgn.    Sing.         29,000    $   266,621
------------------------------------------------------------------------------
 Utilities-Electrical & Gas: 9.2%
          British Gas PLC                   U.K.        135,000        662,137
          *CEZ                              Csk.          1,000         48,676
          Electricidad de Caracas          Venz.        467,037        566,531
          Endesa-Empresa Nacional de
            Electricidad SA                  Sp.         11,000        447,939
          Evn Energie-Versorgung           Aust.          3,700        480,669
          Gesa-Gas y Electricidad SA         Sp.          6,900        292,513
          Iberdrola SA                       Sp.         74,000        456,509
          South Wales Electricity           U.K.         50,000        699,334
                                                                   -----------
                                                                     3,654,308
------------------------------------------------------------------------------
 Wholesale & International Trade: 1.3%
          Brierley Investments Ltd.         N.Z.        705,000        509,977
                                                                   -----------
 TOTAL COMMON STOCKS (cost $33,696,247)                             34,821,674
------------------------------------------------------------------------------
 PREFERRED STOCKS: 2.0%
          Philippine Long Distance
            Telephone Co., conv., Pfd.     Phil.         12,500        400,000
          Telebras-Telecomunicacoes
            Brasileiras SA, ADR            Braz.          8,300        373,500
                                                                   -----------
          Total Preferred Stocks (cost
            $636,389)                                                  773,500
------------------------------------------------------------------------------
                                                    PRINCIPAL IN
                                                  LOCAL CURRENCY**
------------------------------------------------------------------------------
 BOND: 1.2% (cost $366,375)
------------------------------------------------------------------------------
          PIV Investment Finance
           (Cayman) Ltd., 4.5%, conv.,
           12/1/00                          U.S.     $  710,000        482,800
------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 5.2% (cost $2,069,248)
------------------------------------------------------------------------------
          U.S. Treasury Bills, 4.75% to
           5.47% with maturities to
           2/16/95                          U.S.      2,074,000      2,070,506
------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 96.4% (cost $36,768,259)                        38,148,480
 OTHER ASSETS, LESS LIABILITIES: 3.6%                                1,427,999
                                                                   -----------
 TOTAL NET ASSETS: 100.0%                                          $39,576,479
                                                                   ===========

*NON-INCOME PRODUCING
**CURRENCY IN COUNTRIES INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity (South Africa Free) Series
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1994

Assets:
 Investment in securities, at value (identified cost $36,768,259) $38,148,480
 Cash                                                                  10,660
 Receivables:
  Investment securities sold                                          609,942
  Fund Shares sold                                                    500,000
  Dividends and interest                                              439,915
 Unamortized organization costs                                         4,818
                                                                  -----------
   Total assets                                                    39,713,815
                                                                  -----------
Liabilities:
 Payables for investment securities purchased                           3,305
 Accrued expenses                                                     134,031
                                                                  -----------
   Total liabilities                                                  137,336
                                                                  -----------
Net assets, at value                                              $39,576,479
                                                                  ===========
Net assets consist of:
 Undistributed net investment income                              $   703,936
 Unrealized appreciation on investments                             1,380,221
 Accumulated net realized gain                                        588,682
 Net capital paid in on shares of capital stock                    36,903,640
                                                                  -----------
Net assets, at value                                              $39,576,479
                                                                  ===========
Shares outstanding                                                  4,869,622
                                                                  ===========
Net asset value per share ($39,576,479 / 4,869,622)               $      8.13
                                                                  ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity (South Africa Free) Series
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
for the year ended December 31, 1994

Investment income: (net of $208,670 foreign taxes
  withheld)
 Dividends                                         $  1,843,580
 Interest                                               251,045
                                                   ------------
  Total income                                                   $ 2,094,625
Expenses:
 Management fees (Note 3 )                              485,980
 Administrative fees (Note 3)                            77,383
 Custodian fees                                          36,000
 Reports to shareholders                                 28,100
 Audit fees                                              25,900
 Legal fees                                               8,300
 Registration and filing fees                            46,750
 Directors' fees and expenses                             7,000
 Amortization of organization costs                       1,365
 Other                                                    6,470
                                                   ------------
  Total expenses                                        723,248
 Less expenses reimbursed                               (34,105)
                                                   ------------
  Total expenses less reimbursement (Note 3)                         689,143
                                                                 -----------
   Net investment income                                           1,405,482
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments                                        12,029,002
  Foreign currency transactions                         (95,547)
                                                   ------------
                                                     11,933,455
 Net unrealized depreciation on investments         (14,496,288)
                                                   ------------
   Net realized and unrealized loss                               (2,562,833)
                                                                 -----------
 Net decrease in net assets resulting from opera-
   tions                                                         $(1,157,351)
                                                                 ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity (South Africa Free) Series
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 MAY 3, 1993
                                                              (COMMENCEMENT OF
                                               YEAR ENDED      OPERATIONS) TO
                                            DECEMBER 31, 1994 DECEMBER 31, 1993
                                            ----------------- -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                       $  1,405,482       $   917,221
  Net realized gain from security and for-
    eign currency transactions                  11,933,455        11,959,117
  Net unrealized appreciation (deprecia-
    tion)                                      (14,496,288)       15,876,509
                                              ------------       -----------
   Net increase (decrease) in net assets
     resulting from operations                  (1,157,351)       28,752,847
 Distributions to shareholders:
  From net investment income                      (978,249)         (640,518)
  From net realized capital gain (Note 5)      (20,207,441)       (3,096,449)
 Capital share transactions (Note 2)           (31,086,005)       67,889,645
                                              ------------       -----------
   Net increase (decrease) in net assets       (53,429,046)       92,905,525
Net assets:
 Beginning of period                            93,005,525           100,000
                                              ------------       -----------
 End of year                                  $ 39,576,479       $93,005,525
                                              ============       ===========



                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity (South Africa Free) Series
Notes to Financial Statements

-------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Foreign Equity (South Africa Free) Series (the Fund) is a separate series of Templeton Institutional Funds, Inc. (the Company) which is an open-end, diver-sified management investment company registered under the Investment Company Act of 1940. The following summarizes the Fund's significant accounting poli-cies.

A. Securities Valuations:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

B. Foreign Currency Translations:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from invest-ments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Reve-nue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes.

D. Unamortized Organization Costs:

Organization costs are being amortized on a straight line basis over a five year period.

E. Security Transactions, Investment Income, Distributions, and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign secu-rities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to sharehold-ers, which are determined in accordance with income tax regulations, are re-corded on the ex-dividend date.

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

At December 31, 1994, there were 520 million shares of capital stock autho-rized ($0.01 par value) of which 30 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                        PERIOD FROM MAY 3, 1993
                                                           (COMMENCEMENT OF
                                    YEAR ENDED              OPERATIONS) TO
                                 DECEMBER 31, 1994         DECEMBER 31, 1993
                              ------------------------  ------------------------
                                SHARES       AMOUNT       SHARES       AMOUNT
                              ----------  ------------  ----------  ------------
     Shares sold                 436,822  $  5,000,491  11,192,377  $114,646,741
     Shares issued in rein-
       vestment of distribu-
       tions                   1,647,939    15,467,056     218,067     2,647,379
     Shares redeemed          (4,657,485)  (51,553,552) (3,978,098)  (49,404,475)
                              ----------  ------------  ----------  ------------
     Net (decrease) increase  (2,572,724) $(31,086,005)  7,432,346  $ 67,889,645
                              ==========  ============  ==========  ============

Templeton Institutional Funds, Inc.
Foreign Equity (South Africa Free) Series
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Company are also directors or officers of Templeton In-vestment Counsel, Inc. (TICI), Templeton Global Investors, Inc. (TGII), Frank-lin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Servic-es, Inc. (FTIS), the Fund's investment manager, administrative manager, princi-pal underwriter and transfer agent, respectively. The Fund pays monthly an in-vestment management fee to TICI equal, on an annual basis, to 0.70% of the av-erage daily net assets of the Fund. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Company's aggregate average daily net assets, 0.135% of the next $500 mil-lion, 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. TGII has voluntarily agreed to limit the to-tal expenses of the Fund to an annual rate of 1.00% of the Fund's average net assets through December 31, 1994. The amount of reimbursement for the year ended December 31, 1994 is set forth in the Statement of Operations. For the year ended December 31, 1994, FTD and FTIS received no amounts with respect to the Fund.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Funds, which firm received fees of $8,300 for the year ended December 31, 1994.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1994 aggregated $21,647,849 and $60,713,364, respec-tively. The cost of securities for federal income tax purposes is $37,581,798. Realized gains and losses are reported on an identified cost basis.

At December 31, 1994, the aggregate gross unrealized appreciation and deprecia-tion of portfolio securities, based on cost for federal income tax purposes, was as follows:

      Unrealized appreciation      $ 2,946,860
      Unrealized depreciation       (2,380,178)
                                   -----------
      Net unrealized appreciation  $   566,682
                                   ===========

5. DISTRIBUTIONS

Income distributions and capital gain distributions are determined in accor-dance with income tax regulations which may differ from generally accepted ac-counting principles. These differences are primarily due to differing treat-ments for passive foreign investment companies ("PFIC") held by the Fund. As a result, the amount distributed from capital gains includes $174,129 ($0.04 per share) attributable to the PFIC mark to market rules which is included in unrealized appreciation under generally accepted accounting principles.

Templeton Institutional Funds, Inc.
Foreign Equity (South Africa Free) Series
Independent Auditor's Report

-------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton Institutional Funds, Inc.--Foreign Equity (South Africa Free) Series

We have audited the accompanying statement of assets and liabilities, includ-ing the investment portfolio, of the Foreign Equity (South Africa Free) Series of Templeton Institutional Funds, Inc. as of December 31, 1994, and the re-lated statement of operations for year then ended, and, statement of changes in net assets and the financial highlights for the year then ended and for the period from May 3, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial state-ment presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Foreign Equity (South Africa Free) Series of Templeton Institutional Funds, Inc. as of December 31, 1994, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in con-formity with generally accepted accounting principles.

                             [SIGNATURE OF MCGLADREY & PULLEN, LLP APPEARS HERE]

New York, New York
February 3, 1995

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

This report must be preceded or accompanied by the prospectus of the Templeton Institutional Funds, Inc.

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting the securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

The Fund is not FDIC insured, is not an obligation of, nor guaranteed by any bank or financial institution, and involves investment risks, including possible loss of principal.



Principal Underwriter:
FRANKLIN TEMPLETON
DISTRIBUTORS, INC.
700 Central Avenue
St. Petersburg, Florida 33701-3628
Account Service: 800-684-4001
Fund Information: 800-362-6243

[RECYCLED PAPER LOGO
   APPEARS HERE]

TL459 A 12/94

              Templeton Institutional Funds, Inc.

      TIFI    Foreign Equity
              (South Africa Free) Series
              ------------------------------------------------------------------
              SEMI-ANNUAL REPORT

              June 30, 1995

[LOGO OF TEMPLETON
  APPEARS HERE]

--------------------------------------------------------------------------------

  Mutual funds, annuities, and other investment products:

     . are not FDIC insured;

     . are not deposits or obligations of, or guaranteed by, any financial institution;

     . are subject to investment risks, including possible 1oss of the principal amount invested.

--------------------------------------------------------------------------------

              June 30, 1995

Dear Shareholder...

              While problems in Latin America cast a bearish pall over the world's equity markets in early 1995, second quarter results had a much more bullish feel to them. The combination of falling interest rates, better than anticipated earnings performance and improving flows of assets into mutual funds proved potent for most of the world's stock markets, but most notably for US stocks. Of the various categories of mutual funds tracked by Lipper, only emerging market and Japanese oriented funds turned in a negative performance in 1995's first half while many other categories were able to attain double digit advances. Within this environment, the Templeton Institutional Funds, Inc. Foreign Equity (South Africa Free) Series (the "Fund") returned 8.8%, 7.8% and 10.9% for the quarter, six month and one year periods ending June 30, 1995, compared to the MSCI EAFE ex SAI (Europe, Australia & Far East ex South Africa Involvement) Index returns of (1.0%), (0.3%) and (2.9%), respectively. The Fund has returned 15.4% annualized since its inception on May 3, 1993, compared to the MSCI EAFE ex SAI Index annualized return of 6.4%.

              European stocks generally moved higher with returns to dollar based investors being even better due to the positive impact of the rather sharp decline in the US currency's value. Asian stock markets outside of Japan also mostly improved with Hong Kong leading the rebound from last year's dismal returns. Overall, however, US stocks have been the equity of choice so far in 1995 as the US market achieved the best returns when measured in local currency terms and the third best, after Finland and Switzerland, when measured in dollars. The MSCI EAFE Index, however, rose just 2.8% due largely to Japan's negative influence on the index while the MSCI World Index rose 9.4% due to the large positive impact of the US weighting in that index.

--------------------------------------------------------------------------------

                          Total Returns as of 6/30/95

                                              One-Year            Cumulative
                                              Average               Since
                                              Annual/1/           Inception/2/
TIFI Foreign Equity (SAF) Series               10.94                36.25
MSCI EAFE Index                                -2.89                14.40

/1/ Average annual total return figures represent the average annual increase in value of an investment over the specified periods. The calculations assume reinvestment of dividends and capital gains distributions.

/2/ The cumulative return shows the change in value of an investment over the period(s) indicated. The calculations assume reinvestment of dividends and capital gains distributions.

    Investment return and principal value fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee future results.

--------------------------------------------------------------------------------

                                                                    continued...



[PHOTO APPEARS HERE]

James Chaney is a portfolio manager and research analyst. He currently manages the Templeton Institutional Growth and Foreign Equity Mutual Funds, two variable annuity products and several corporate and public fund separate accounts. Mr. Chaney's global research responsibilities include merchandising, regional banks and environmental companies.

Prior to joining the Templeton organization in 1991, Mr. Chaney spent six years with GE Investments, where he was vice president of international equities. In that capacity, he had numerous research responsibilities and also managed several separate accounts and a start-up mutual fund which was a Lipper-listed top quartile performer. He also has another seven years experience as an international consulting engineer and project manager for Camp, Dresser & McKee, Inc. and American British Consultants.

Mr. Chaney received a M.B.A. with Honors from Columbia University, where he was a member of the Beta Gamma Sigma Honor Society. He received his M.S. in Engineering from Northeastern University and his B.S. in Engineering from the University of Massachusetts-Amherst. Mr. Chaney is a licensed and registered engineer.

Templeton Institutional Funds, Inc. Foreign Equity (SAF) Series
letter continued................................................................

              One of the most intriguing aspects of the markets' behavior lately has been the extreme divergence in the performance of the world's two largest stock markets and their associated currencies. During the first half of 1995, the US market, as measured by the S&P 500, rose 20.1% while Japan's Nikkei 500 Index declined 26.4% in local currency. Conversely, the two nation's currencies have moved in the opposite direction with the yen rising 17.3% versus the dollar for the six months ended June 30th. The major European markets seem to be taking the middle ground with token appreciation in the equity markets and slightly more subdued currency strength versus the dollar. These short-term trends in equity prices and exchange rate values at least partly, and perhaps largely, reflect the consequences of the fundamental economic policy differences that have been in place for many years in these nations.

              These policies can be briefly summarized as follows: The US's primary goal has been maintaining economic growth and employment as close to potential as possible without igniting serious bouts of inflation and with an unhealthy emphasis on domestic consumption versus savings. Japan has tried to successfully achieve economic growth and employment via encouraging savings, investment and unusually rapid export growth while discouraging imports and domestic demand. Germany's (and therefore much of central Europe's) most prominent goal has long been to limit inflation at the expense of optimal economic growth and employment as well as to encourage savings, investment and growth in the export sector. The incompatibility of the policies of the three most influential economic regions in the world has thus far worked itself out in each nation's respective current account and ultimately in their exchange rates as we have seen so clearly again recently. Japan and Germany, as of the end of 1993, had built their net foreign asset positions to 14% and 12% of their respective GNP's and the US, after thirteen years of current account deficits, is a net debtor to the rest of the world to the tune of over 10% of its GNP.

              These different models of capitalism have been clashing for over twenty years and given the increasingly integrated world economy, the emergence of the world's developing economies as an economic force and the current state of each nation's economy, it is unlikely that the current policies can remain unaltered over the next twenty years. The changes that ultimately occur will undoubtedly have a material impact on the magnitude, and perhaps direction, of equity price movements both inside and outside the nation's involved. The US will have the least impetus for change given the small share of international trade in its economy. The high value of the deutschemark will crimp Germany's export ability, thereby reducing its economic growth somewhat and leading to greater investment overseas, but major changes in the German model of capitalism do not appear imminent.

              Japan, on the other hand, will remain a victim of its own enormous export success as its major customer, the US, continues to badger them to change their economic model to incorporate greater imports and

--------------------------------------------------------------------------------

                      Industry Diversification on 6/30/95
                            (% of Total Portfolio)
                  Banking                               11.9%
                  Utilities Electrical & Gas            10.8%
                  Financial Services                     9.0%
                  Telecommunications                     7.6%
                  Food & Household Products              5.9%
                  Multi-Industry                         5.8%
                  Insurance                              5.8%
                  Forest Products & Paper                4.8%
                  Business & Public Services             4.5%
                  Energy Sources                         4.2%

--------------------------------------------------------------------------------

                      Geographic Distribution on 6/30/95
                             (% of Equity Assets)

                                        Europe                  57.7%
                                        Latin America/Caribbean  6.8%
[PIE CHART APPEARS HERE]                North America            6.3%
                                        Asia                    19.7%
                                        Australia/New Zealand    9.5%

 ................................................................................
fewer exports. While Japan has largely resisted such changes in the past, Adam Smith's proverbial "invisible hand" has become somewhat more visible in the strength of the yen which has begun to bring about some alterations in the Japanese model of capitalism, primarily low economic growth, reduced productivity, increased offshore investments, reductions in cross holdings and less stable employment prospects. The value of the yen versus the dollar will greatly influence the future pace of change in the Japanese economy. In the absence of additional significant yen strength, the transition of the Japanese economy to one that is at least somewhat more complementary with its major trading partners will likely be slow due to the potentially heavy costs of changes such as unemployment, greater fiscal deficits and lower corporate earnings. Entering this period with an over built manufacturing base, a weakened financial sector and an equity market that is unable to attract or allocate capital in an efficient manner will not ease this transition. Japan's strong national balance sheet, however, should help the country weather whatever difficult times may arise.

              It is also worth noting that we have often found that, as the difficulties that Japanese companies are facing multiply, this often translates into greater opportunities for US, European and emerging market firms. While we at Templeton are often attracted to markets like Japan's that have declined greatly in value, in this case we still find it very difficult to identify many stocks that are selling at extremely low multiples of what we believe could be earned five years from now. Given the changes that could occur and the market's expected negative reaction to such changes, Templeton's team of 34 analysts located in 7 offices worldwide will be diligently and continuously reviewing the long term earnings potential of Japanese companies in their assigned industries in relation to share prices so as to identify bargains as they arise.

              Weaker share prices in the emerging markets is also attracting our analyst's attention. Many of these nations embraced capitalism with such an initial vigor that substantial flows of portfolio investment were attracted from developed world investors leading to stunning advances in equity prices. Lately, these nations and investors alike have found that the transition to capitalism was more complicated than initially anticipated and this reality has been reflected in sharply declining share prices in places like Mexico, Argentina, Brazil, Eastern Europe, Russia, India and China. The recent volatility of these markets is, in large measure, a reflection of the increased reliance on fast moving foreign portfolio investments to finance growth versus the historic use of more stable bank loans and a likely increased future focus on foreign direct investments. Nevertheless, portfolio investment will remain a very important source of capital for the emerging markets and, in most of these nations, the needed economic adaptations to return economic growth to a more balanced and sustainable level will be forthcoming with greater rapidity then we expect in Japan. As a result of this and much lower current valuation levels, we have been able to increasingly
--------------------------------------------------------------------------------

                        10 Largest Positions on 6/30/95
                            (% of Total Portfolio)
               Svenska Handelsbanken, A                   1.8%
               Zuerich Versicherung, br.                  1.7%
               Kwik Save Group PLC                        1.7%
               Electricidad de Caracas                    1.7%
               Stora Kopparbergs Bergslags AB, B          1.7%
               Welsh Water PLC                            1.6%
               Societe Generale de Surveillance
               Holdings Ltd., br.                         1.6%
               Thai Fund Inc.                             1.6%
               Aegon NV                                   1.6%
               Hillsdown Holdings PLC                     1.6%

--------------------------------------------------------------------------------
                       Fund Asset Allocation on 6/30/95

                                      Equity*            90.5%
[PIE CHART APPEARS HERE]              Short Term & Other  9.5%

               *Equity includes convertible and preferred stocks

Templeton Institutional Funds, Inc. Foreign Equity (SAF) Series
letter continued................................................................

identify shares selling at inordinately low multiples of long-term earnings power. While the road to western levels of prosperity will, in all probability, remain long and quite bumpy for these developing markets, the course seems to have been set firmly in the direction towards greater corporate and individual earnings power. Only the speed at which these nations proceed down the path to the benefits of capitalism seems in doubt at this time and this will vary from nation to nation with spectacular accidents occurring from time to time. Our analysts will strive to apply our time-tested investment disciplines in order to identify those emerging market equities that may provide the most worthwhile returns for your portfolio.

              Turning briefly to those markets that have performed better in 1995, we are finding fewer bargains - particularly in the US. While we at Templeton have never claimed any expertise in the area of short-term economic prognostication, it is readily apparent to us that we are not at the bottom of a recession with only upside surprises awaiting us. Economic activity has clearly begun to slow but, with no obvious imbalances in the economy, a long period of decline does not seem likely. Because of the good performance of both the US bond and equity markets, however, risk has clearly increased. Still, valuations are not yet so extended as to cause a dramatic increase in the number of stocks qualifying for our Source of Funds List. With the financial system in good health, corporate balance sheets improving, stock prices relatively high, interest rates low and the dollar weak, investment bankers have begun to stir. New issuance activity is strong and mergers and acquisition activity is prevalent with US companies potentially the target of European based firms. This coupled with continued healthy inflows into mutual funds could support the US market for some time.

              It is also becoming more difficult to identify bargains in Europe, particularly in the hard currency countries (i.e. Germany, France, Switzerland and the Netherlands). Again, however, valuations have not become so extended that our Source of Funds List has become cluttered with European names. Moreover, consensus expectations appear to be less optimistic in Europe suggesting that there is still the possibility of favorable developments surprising these markets.

              Partly because many Asian currencies are indirectly tied to the value of the depressed dollar, we are still able to find many bargain-priced stocks in this region. Earnings continue to expand and valuations generally remain reasonable. Due to Japan's and China's economic problems, interest in the area remains somewhat subdued and expectations relatively low. Economic growth remains at very high levels and could continue unabated in most countries for the foreseeable future. The long-term outlook for share prices in this region remains favorable.

              The long-term outlook for global equity investment remains positive in our view. The acceptance of capitalism by almost all nations, increasingly free trade, technological advancements and the reduced probability of warfare on a large scale all point towards better economic growth
--------------------------------------------------------------------------------
Total Return Index Comparison/1/
$5,000,000 Investment: 05/03/93 - 06/30/95

[Graph appears here showing comparison between TIFI Foreign Equity
(SAF) Series, MSCI EAFE Index ex SAI Index and CPI Index]

Period ended June 30, 1995

                                                                         Since
                                                                      Inception
                                                        One-Year      (05/03/93)
Average Annual Total Return/2/                          10.94%          15.42%
Cumulative Total Return/3/                              10.94%          36.25%

/1/ The Fund's manager is waiving a portion of its management fees, which reduces operating expenses. Without these reductions, the Fund's total return would have been lower. The fee waiver may be discontinued at any time.

/2/ Average annual total return figures represent the average annual increase in value of an investment over the specified periods. The calculations assume reinvestment of dividends and capital gains distributions.

/3/ The cumulative return shows the change in value of an investment over the period(s) indicated. The calculations assume reinvestment of dividends and capital gains distributions.

    Investment return and principal value fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee future results.
--------------------------------------------------------------------------------
4

 ................................................................................
and thus corporate earnings. While the supply of equities is growing, due partly to privatizations in both developed and developing countries, savings should also rise dramatically over the longer term due to demographic changes and the pressing need for governments and individuals to address the issue of pensions and health care. A study using 1993 data by the Investment Company Institute indicates that mutual fund assets outside the US already equal those in the US and that the total is over $4 trillion. This number should grow rapidly, particularly outside the US where demand for mutual funds and pension management has only just begun to catch on. As

                                          Regional Fund Management (US$b)
                                                                                 Total          Total Funds
                               Pension        Mutual                             Funds          as % of per
  Country                      Funds          Funds          Insurance         Per Capita        Capita GDP
-----------------------------------------------------------------------------------------------------------
Hong Kong                          13            27                4              7,251              30%
India                              40            13                17                75              27%
Indonesia                           7          0.67                1                 42               5%
Korea                             26*         173**                75             6,073              62%
Malaysia                           35           N/A                7              2,086              50%
Philippines                         3          0.19              0.32                51               4%
Singapore                          35            20                10            22,772              85%
Taiwan                              6             9                27             1,998              21%
Thailand                            4            10                2                321              12%
US                              5,000         1,600             2,000            28,667             106%

*End-1993
**Investments Trust Cos and Bank Trust Accounts

Source: Peregrine regional estimates

we noted this time last year, if the top five most populous emerging market nations (China, India, Indonesia, Brazil and Pakistan) can accumulate an additional $400 per capita in mutual fund and pension assets over the next ten years, this alone will create a new pool of $1 trillion in savings. Also, most observers believe that the developed countries will increase the level of foreign assets held over the next five to ten years. The Regional Fund Management table above, produced by Peregrine, compares the size of pension, mutual fund and insurance assets in various Asian countries with

Templeton Institutional Funds, Inc. Foreign Equity Series
letter continued................................................................

              that of the US and highlights the potential for growth in this area alone. With long-term earnings growth at least as good as that experienced in the past and the potential for rapid growth in savings, global equities should remain the asset class of choice for long-term investors.

                        Current market conditions present a challenge to our
              analytical team to uncover unusually inexpensive shares. Nevertheless, you can be confident that we will continue to implement, in a disciplined fashion, the investment methodologies that have served our clients so well for so long. Finding outstanding values by carefully studying the fundamental position of individual companies, translating our observations into long-term earnings projections, determining which shares are valued most attractively based on these projections and patiently waiting until other investors come to admire the positive traits we have already identified will remain the hallmark of the Templeton research team. Our investment style requires fortitude and resolve to remain focused on long-term opportunities in the face of short-term problems that depress share prices to the level that qualify them as true Templeton bargains. Our staff of investment professionals continues to grow and the resources dedicated to helping them produce the highest quality investment research have also expanded. While we are generally pleased with our results thus far in 1995, we intend to intensify our bargain-hunting efforts with the goal of producing even better long-term investment returns for our clients. It has been our pleasure to serve as your investment counselor and we highly value your continued relationship with the Templeton organization. Please feel free to contact us with any questions or comments you might have.


              Sincerely,


              /s/ Donald F. Reed

              Donald F. Reed, C.F.A., C.I.C.
              President
              Templeton Institutional Funds, Inc.

              /s/ James E. Chaney

              James E. Chaney, P.E.
              Senior Vice President
              Templeton Investment Counsel, Inc.

              For more complete portfolio information, call Templeton Fund Information, toll-free, at 1-800-362-6243.

Templeton Institutional Funds, Inc.
Foreign Equity (South Africa Free) Series
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                               SIX MONTHS                        MAY 3, 1993
                                  ENDED                       (COMMENCEMENT OF
                              JUNE 30, 1995    YEAR ENDED      OPERATIONS) TO
                               (UNAUDITED)  DECEMBER 31, 1994 DECEMBER 31, 1993
                              ------------- ----------------- -----------------
Net asset value, beginning
  of period                      $  8.13         $ 12.50           $ 10.00
                                 -------         -------           -------
Income from investment
  operations:
 Net investment income               .17             .32               .10
 Net realized and unrealized
   gain (loss)                       .44            (.55)             2.77
                                 -------         -------           -------
Total from investment
  operations                         .61            (.23)             2.87
                                 -------         -------           -------
Distributions:
 Dividends from net
   investment income                (.04)           (.21)             (.06)
 Distributions from net
   realized gains                   (.31)          (3.93)             (.31)
                                 -------         -------           -------
Total distributions                 (.35)          (4.14)             (.37)
                                 -------         -------           -------
Change in net asset value            .26           (4.37)             2.50
                                 -------         -------           -------
Net asset value, end of
  period                         $  8.39         $  8.13           $ 12.50
                                 =======         =======           =======
TOTAL RETURN *                     7.83%         (1.94)%            28.81%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000)                          $33,476         $39,576           $93,006
Ratio of expenses to average
  net assets                       1.14%**         1.05%             1.01%**
Ratio of expenses, net of
  reimbursement, to average
  net assets                       1.00%**         1.00%             1.00%**
Ratio of net investment
  income to average net
  assets                           3.22%**         2.04%             1.58%**
Portfolio turnover rate           48.51%          34.26%            82.52%

 *NOT ANNUALIZED IN PERIODS OF LESS THAN ONE YEAR.
**ANNUALIZED.



                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity (South Africa Free) Series
Investment Portfolio, June 30, 1995 (unaudited)

--------------------------------------------------------------------------------

 INDUSTRY ISSUE                                   COUNTRY  SHARES      VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS: 83.6%
-------------------------------------------------------------------------------
 Appliances & Household Durables: 1.4%
          Sony Corp.                                Jpn.     10,000 $   480,038
-------------------------------------------------------------------------------
 Automobiles: 1.0%
          Regie Nationale des Usines Renault SA      Fr.     10,300     322,721
-------------------------------------------------------------------------------
 Banking: 11.9%
          Argentaria Corporacion Bancaria de
          Espana SA, ADR                             Sp.     21,500     395,063
          Australia & New Zealand Banking Group
          Ltd.                                      Aus.    121,000     430,005
          Banco Bilbao Vizcaya                       Sp.     16,200     467,443
          Banco de Andalucia                         Sp.      1,750     226,976
          Banco Portugues de Investimento SA       Port.     14,400     251,483
          Barclays PLC                              U.K.     26,000     279,252
          Canadian Imperial Bank of Commerce        Can.     19,500     468,426
          HSBC Holdings PLC                         H.K.     35,500     455,346
          National Bank of Canada                   Can.     45,000     368,517
          Sparbanken Sverige AB Ord A               Swe.        700       5,870
          Svenska Handelsbanken, A                  Swe.     39,500     589,139
          TSB Group PLC                             U.K.      9,500      36,554
                                                                    -----------
                                                                      3,974,074
-------------------------------------------------------------------------------
 Broadcasting & Publishing: 1.3%
          News Corp. Ltd.                           Aus.     87,000     430,375
-------------------------------------------------------------------------------
 Building Materials & Components: 1.3%
          Pioneer International Ltd.                Aus.    180,000     447,774
-------------------------------------------------------------------------------
 Business & Public Services: 4.5%
          Esselte AB, A                             Swe.     34,000     425,315
          Societe Generale de Surveillance
          Holdings Ltd., br.                       Swtz.        315     547,112
          Welsh Water PLC                           U.K.     52,000     549,823
                                                                    -----------
                                                                      1,522,250
-------------------------------------------------------------------------------
 Chemicals: 1.1%
          *European Vinyls Corp. EVC
          International NV                         Neth.      8,295     386,511
-------------------------------------------------------------------------------
 Data Processing & Reproduction: 0.5%
          *Newbridge Networks Corp.                 Can.      4,500     158,053
-------------------------------------------------------------------------------
 Energy Sources: 4.2%
          Repsol SA                                  Sp.     14,000     440,371
          Saga Petroleum AS, A                      Nor.     35,000     496,998
          Societe Elf Aquitane SA                    Fr.      6,400     472,950
                                                                    -----------
                                                                      1,410,319
-------------------------------------------------------------------------------
 Financial Services: 7.6%
          *Capital Portugal Fund                   Port.      4,900     478,278
          *Chile Fund Inc.                         Chil.      2,300     123,625
          Creditanstalt Investment
          Privatisation Fund PLC                    Csk.      2,984      80,805
          India Fund, B                             Ind.    140,500     264,723
          Korea International Trust                 Kor.          7     353,500
          Singapore Fund                           Sing.     22,000     346,500
          Thai Fund Inc.                           Thai.     20,234     536,201
          *Turkish Growth Fund                      Tur.     28,000     367,500
                                                                    -----------
                                                                      2,551,132
-------------------------------------------------------------------------------
 Food & Household Products: 5.9%
          Albert Fisher Group PLC                   U.K.    594,000     429,730
          Cafe de Coral Holdings Ltd.               H.K.  1,596,000     398,082
          Hillsdown Holdings PLC                    U.K.    183,169     524,230
          PT Japfa Comfeed Indonesia, fgn.         Indo.     95,000      66,120

Templeton Institutional Funds, Inc.
Foreign Equity (South Africa Free) Series
Investment Portfolio, June 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

 INDUSTRY ISSUE                                   COUNTRY  SHARES      VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Food & Household Products (cont.)
          Vetropack AG, br.                        Swtz.        107 $   357,751
          Vitro SA                                  Mex.     71,880     204,484
                                                                    -----------
                                                                      1,980,397
-------------------------------------------------------------------------------
 Forest Products & Paper: 4.8%
          Carter Holt Harvey Ltd.                   N.Z.    194,000     474,699
          Metsa Serla OY, B                         Fin.      5,800     257,989
          PT Barito Pacific Timber, fgn.           Indo.    117,000     168,118
          PT Pabrik Kertas Tjiwi Kimia, fgn.       Indo.     58,000     116,547
          Stora Kopparbergs Bergslags AB, B         Swe.     42,500     575,461
                                                                    -----------
                                                                      1,592,814
-------------------------------------------------------------------------------
 Health & Personal Care: 2.4%
          Ares-Serono SA, B                        Swtz.        670     392,749
          Hafslund Nycomed SA, B                    Nor.     18,350     424,355
                                                                    -----------
                                                                        817,104
-------------------------------------------------------------------------------
 Insurance: 5.8%
          Aegon NV                                 Neth.     15,450     534,443
          International Nederlanden Group          Neth.      9,250     511,601
          London Insurance Group Inc.               Can.     16,500     307,780
          Zuerich Versicherung, br.                Swtz.        460     578,046
                                                                    -----------
                                                                      1,931,870
-------------------------------------------------------------------------------
 Machinery & Engineering: 1.4%
          VA Technologie AG, br.                   Aust.      3,650     456,812
-------------------------------------------------------------------------------
 Merchandising: 3.5%
          Burton Group PLC                          U.K.    161,000     211,832
          Koninklijke Bijenkorf Beheer (KBB) NV    Neth.      5,155     369,949
          Kwik Save Group PLC                       U.K.     56,000     577,870
                                                                    -----------
                                                                      1,159,651
-------------------------------------------------------------------------------
 Metals & Mining: 2.2%
          Renison Goldfields Consolidated Ltd.      Aus.     60,000     189,771
          *Inmet Mining Corp.                       Can.     21,000     152,866
          *Union Miniere NPV                        Bel.      6,000     391,268
                                                                    -----------
                                                                        733,905
-------------------------------------------------------------------------------
 Multi-Industry: 5.8%
          Amer Group Ltd., A                        Fin.     19,500     354,711
          BTR Nylex Ltd.                            Aus.    126,000     240,902
          Hutchison Whampoa Ltd.                    H.K.     92,000     444,674
          Jardine Matheson Holdings Ltd.            H.K.     56,700     416,745
          Swire Pacific Ltd., A                     H.K.     60,000     457,494
          Waste Management International PLC,
          ADR                                       U.K.      2,300      21,850
                                                                    -----------
                                                                      1,936,376
-------------------------------------------------------------------------------
 Real Estate: 0.8%
          Bail Investissement                        Fr.      1,450     266,014
-------------------------------------------------------------------------------
 Telecommunications: 3.4%
          Compania de Telecomunicaciones de
          Chile SA, ADR                            Chil.      2,700     219,712
          STET (Sta Finanziaria Telefonica
          Torino) SPA, di Risp                      Itl.    229,000     507,474
          Telefonica de Espana SA                    Sp.     33,000     425,015
                                                                    -----------
                                                                      1,152,201
-------------------------------------------------------------------------------

Templeton Institutional Funds, Inc.
Foreign Equity (South Africa Free) Series
Investment Portfolio, June 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

 INDUSTRY ISSUE                          COUNTRY      SHARES         VALUE

-----------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-----------------------------------------------------------------------------
 Transportation: 0.6%
          Brambles Industries Ltd.         Aus.        20,000     $   189,629
-----------------------------------------------------------------------------
 Utilities Electrical & Gas: 10.8%
          British Gas PLC                  U.K.       109,000         501,733
          *CEZ                             Csk.         6,150         223,636
          Electricidad de Caracas         Venz.       647,623         575,718
          Endesa-Empresa Nacional de
          Electricidad SA                   Sp.         9,500         469,020
          Evn Energie-Versorgung          Aust.         3,200         447,146
          Gesa-Gas y Electricidad SA        Sp.         5,000         240,660
          Iberdrola SA                      Sp.        65,000         489,412
          Shandong Huaneng Power           Chn.        24,300         185,288
          South Wales Electricity          U.K.        44,000         487,622
                                                                  -----------
                                                                    3,620,235
-----------------------------------------------------------------------------
 Wholesale & International Trade: 1.4%
          Brierley Investments Ltd.        N.Z.       621,000         469,143
                                                                  -----------
 TOTAL COMMON STOCKS (cost $26,367,833)                            27,989,398
-----------------------------------------------------------------------------
 PREFERRED STOCKS: 4.2%
-----------------------------------------------------------------------------
          Cia de Inversiones en
          Telecomunicaciones SA, conv.
          pfd.                             Arg.         4,730         238,865
          Nacional Financiera SA, reg.
          42, conv., pfd.                  Mex.        12,900         404,738
          Nacional Financiera SA, reg.
          S, conv., pfd.                   Mex.         1,200          37,650
          Philippine Long Distance
          Telephone Co., conv., pfd.      Phil.        11,000         453,750
          Telebras-Telecomunicacoes
          Brasileiras SA, ADR             Braz.         7,750         255,266
                                                                  -----------
 TOTAL PREFERRED STOCKS (cost
   $1,322,323)                                                      1,390,269
-----------------------------------------------------------------------------
                                                   PRINCIPAL IN
                                                 LOCAL CURRENCY**
-----------------------------------------------------------------------------
 BONDS: 2.7%
-----------------------------------------------------------------------------
          PIV Investment Finance
            (Cayman) Ltd.,
            4.50%, conv., 12/1/00          U.S.       560,000         450,800
          U.S. Treasury Note, 8.875%,
          2/15/96                          U.S.       450,000         458,298
                                                                  -----------
 TOTAL BONDS (cost $904,685)                                          909,098
-----------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 8.4% (cost $2,811,549)
-----------------------------------------------------------------------------
          U S Treasury Bills, 5.26% to
            5.62% with
            maturities to 8/24/95          U.S.     2,837,000       2,823,295
-----------------------------------------------------------------------------
 TOTAL INVESTMENTS: 98.9% (cost
   $31,406,390)                                                    33,112,060
 OTHER ASSETS, LESS LIABILITIES: 1.1%                                 364,103
                                                                  -----------
 TOTAL NET ASSETS: 100.0%                                         $33,476,163
                                                                  ===========

 *NON-INCOME PRODUCING.
**CURRENCY IN COUNTRIES INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity (South Africa Free) Series
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1995 (unaudited)

Assets:
 Investment in securities, at value (identified cost $31,406,390) $33,112,060
 Receivables:
  Investment securities sold                                          162,066
  Dividends and interest                                              390,502
  Administrative fee reimbursement                                     17,283
 Unamortized organization costs                                         4,143
                                                                  -----------
   Total assets                                                    33,686,054
                                                                  -----------
Liabilities:
 Payables for investment securities purchased                         128,533
 Accrued expenses                                                      81,358
                                                                  -----------
   Total liabilities                                                  209,891
                                                                  -----------
Net assets, at value                                              $33,476,163
                                                                  ===========
Net assets consist of:
 Undistributed net investment income                              $ 1,096,301
 Unrealized appreciation on investments                             1,705,670
 Accumulated net realized gain                                        614,030
 Net capital paid in on shares of capital stock                    30,060,162
                                                                  -----------
Net assets, at value                                              $33,476,163
                                                                  ===========
Shares outstanding                                                  3,989,017
                                                                  ===========
Net asset value per share ($33,476,163 / 3,989,017)               $      8.39
                                                                  ===========



                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity (South Africa Free) Series
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
for the six months ended June 30, 1995 (unaudited)

Investment income: (net of $85,996 foreign taxes
  withheld)
 Dividends                                            $  620,311
 Interest                                                211,048
                                                      ----------
  Total income                                                    $  831,359
Expenses:
 Management fees (Note 3 )                               139,003
 Administrative fees (Note 3)                             20,612
 Custodian fees                                           36,368
 Reports to shareholders                                   6,500
 Audit fees                                                8,500
 Registration and filing fees                             11,000
 Directors' fees and expenses                              2,500
 Amortization of organization costs                          674
 Other                                                       932
                                                      ----------
  Total expenses                                         226,089
 Less expenses reimbursed                                (33,382)
                                                      ----------
  Total expenses less reimbursement (Note 3)                         192,707
                                                                  ----------
   Net investment income                                             638,652
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments                                          1,924,072
  Foreign currency transactions                          (20,788)
                                                      ----------
                                                       1,903,284
 Net unrealized appreciation on investments              325,449
                                                      ----------
   Net realized and unrealized gain                                2,228,733
                                                                  ----------
Net increase in net assets resulting from operations              $2,867,385
                                                                  ==========



                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity (South Africa Free) Series
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                  SIX MONTHS
                                                     ENDED
                                                 JUNE 30, 1995    YEAR ENDED
                                                  (UNAUDITED)  DECEMBER 31, 1994
                                                 ------------- -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                           $   638,652    $  1,405,482
  Net realized gain from security and foreign
    currency transactions                           1,903,284      11,933,455
  Net unrealized appreciation (depreciation)          325,449     (14,496,288)
                                                  -----------    ------------
   Net increase (decrease) net assets resulting
     from operations                                2,867,385      (1,157,351)
 Distributions to shareholders:
  From net investment income                         (246,287)       (978,249)
  From net realized capital gain                   (1,877,936)    (20,207,441)
 Capital share transactions (Note 2)               (6,843,478)    (31,086,005)
                                                  -----------    ------------
   Net decrease in net assets                      (6,100,316)    (53,429,046)
Net assets:
 Beginning of period                               39,576,479      93,005,525
                                                  -----------    ------------
 End of period                                    $33,476,163    $ 39,576,479
                                                  ===========    ============




                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity (South Africa Free) Series
Notes to Financial Statements (unaudited)

-------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Foreign Equity (South Africa Free) Series (the Fund) is a separate series of Templeton Institutional Funds, Inc. (the Company) which is an open-end, diver-sified management investment company registered under the Investment Company Act of 1940. The following summarizes the Fund's significant accounting poli-cies.

a. Securities Valuations:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

b. Foreign Currency Translations:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from invest-ments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

c. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Reve-nue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes.

d. Unamortized Organization Costs:

Organization costs are being amortized on a straight line basis over a five year period.

e. Security Transactions, Investment Income Distributions, and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign secu-rities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to sharehold-ers, which are determined in accordance with income tax regulations, are re-corded on the ex-dividend date.

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

At June 30, 1995, there were 520 million shares of capital stock authorized ($0.01 par value) of which 30 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                           SIX MONTHS ENDED            YEAR ENDED
                            JUNE 30, 1995           DECEMBER 31, 1994
                        -----------------------  ------------------------
                          SHARES      AMOUNT       SHARES       AMOUNT
                        ----------  -----------  ----------  ------------
     Shares sold         1,309,806  $10,347,413     436,822  $  5,000,491
     Shares issued in
       reinvestment of
       distributions       609,657    4,818,994   1,647,939    15,467,056
     Shares redeemed    (2,800,068) (22,009,885) (4,657,485)  (51,553,552)
                        ----------  -----------  ----------  ------------
     Net decrease         (880,605) $(6,843,478) (2,572,724) $(31,086,005)
                        ==========  ===========  ==========  ============

Templeton Institutional Funds, Inc.
Foreign Equity (South Africa Free) Series
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Company are also directors or officers of Templeton In-vestment Counsel, Inc. (TICI), Templeton Global Investors, Inc. (TGII), Frank-lin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Servic-es, Inc. (FTIS), the Fund's investment manager, administrative manager, princi-pal underwriter and transfer agent, respectively. The Fund pays monthly an in-vestment management fee to TICI equal, on an annual basis, to 0.70% of the av-erage daily net assets of the Fund. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Company's aggregate average daily net assets, 0.135% of the next $500 mil-lion, 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. TGII has voluntarily agreed to limit the to-tal expenses of the Fund to an annual rate of 1.00% of the Fund's average net assets through December 31, 1995. The amount of reimbursement for the six months ended June 30, 1995 is set forth in the Statement of Operations. For the six months ended June 30, 1995, FTD and FTIS received no amounts with respect to the Fund.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1995 aggregated $17,038,626 and $25,080,899, respective-ly. The cost of securities for federal income tax purposes is $31,322,662. Re-alized gains and losses are reported on an identified cost basis.

At June 30, 1995, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

     Unrealized appreciation      $ 3,049,383
     Unrealized depreciation       (1,259,985)
                                  -----------
     Net unrealized appreciation  $ 1,789,398
                                  ===========

Templeton Institutional Funds, Inc.
Special Meeting of Shareholders, May 4, 1995

--------------------------------------------------------------------------------
A Special Meeting of Shareholders of the Fund was held at the Fund's offices, 700 Central Avenue, St. Petersburg, Florida, on May 4, 1995. The purpose of the meeting was to elect twelve directors of the Fund. At the meeting, the follow-ing persons were elected by the shareholders to serve as directors of the Fund:
John Wm. Galbraith, Charles B. Johnson, Nicholas F. Brady, Betty P. Krahmer, Constantine D. Tseretopoulos, Frank J. Crothers, Fred R. Millsaps, S. Joseph Fortunato, Harris J. Ashton, Andrew H. Hines, Jr., John G. Bennett, Jr., and Gordon S. Macklin.

The results of the voting at the Special Meeting are as follows:

1. Election of twelve (12) Directors:

                                     % OF      % OF                          % OF
                                  OUTSTANDING SHARES                      OUTSTANDING
                          FOR       SHARES    VOTED   AGAINST  %  ABSTAIN   SHARES
                       ---------- ----------- ------  ------- --- ------- -----------
John Wm. Galbraith*    92,515,630    53.41%   99.98%      0     0 15,858     0.01%
Charles B. Johnson     92,515,630    53.41    99.98       0     0 15,858     0.01
Nicholas F. Brady      92,515,630    53.41    99.98       0     0 15,858     0.01
Betty P. Krahmer       92,515,630    53.41    99.98       0     0 15,858     0.01
Constantine D.
  Tseretopoulos        92,515,630    53.41    99.98       0     0 15,858     0.01
Frank J. Crothers      92,515,630    53.41    99.98       0     0 15,858     0.01
Fred R. Millsaps       92,515,630    53.41    99.98       0     0 15,858     0.01
S. Joseph Fortunato    92,515,630    53.41    99.98       0     0 15,858     0.01
Harris J. Ashton       92,515,630    53.41    99.98       0     0 15,858     0.01
Andrew H. Hines Jr.    92,515,630    53.41    99.98       0     0 15,858     0.01
John G. Bennett Jr.**  92,515,630    53.41    99.98       0     0 15,858     0.01
Gordon S. Macklin      92,515,630    53.41    99.98       0     0 15,858     0.01

 * AFTER HIS NOMINATION AND THE MAILING OF THE PROXY FOR THE SPECIAL MEETING, SIR JOHN TEMPLETON STEPPED DOWN AS CHAIRMAN AND DIRECTOR OF THE U.S. REGISTERED TEMPLETON FUNDS, EFFECTIVE APRIL 16, 1995, AND DECLINED TO STAND FOR RE-ELECTION. CONSEQUENTLY, PURSUANT TO DISCRETIONARY AUTHORITY GRANTED IN THE PROXIES, THE PROXY HOLDERS CAST THE PROXIES FOR JOHN WM. GALBRAITH, FORMER VICE CHARIMAN OF TEMPLETON, GALBRAITH & HANSBERGER LTD.
** SUBSEQUENT TO THE SPECIAL MEETING, MR. JOHN G. BENNETT, JR., RESIGNED FROM
   ALL OF THE TEMPLETON FUNDS, EFFECTIVE MAY 19, 1995.

--------------------------------------------------------------------------------

This report must be preceded or accompanied by the prospectus of the Templeton Institutional Funds, Inc.

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting the securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.



                                                          Principal Underwriter:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                              700 Central Avenue
                                              St. Petersburg, Florida 33701-3628

                                                 Account Service: 1-800-684-4001
                                                Fund Information: 1-800-362-6243
[RECYCLING LOGO APPEARS HERE]
--------------------------------------------------------------------------------

ZT459 S 08/95

                                                                        PART C

                                                            OTHER INFORMATION


Item 15.          INDEMNIFICATION

                  The information required by this item is incorporated by reference to the Registrant's Bylaws, filed as Exhibit (2) to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File No. 33-35779).

Item 16.          EXHIBITS

                  (1)      Articles of Incorporation.1/

                  (2)      By-laws.1/

                  (3)      Not applicable.

                  (4)      Agreement and Plan of Reorganization.2/

                  (5) Specimen copy of share certificate for Registrant's Shares of common stock.1/

                  (6) Form of Investment Advisory Agreement between Templeton Investment Counsel, Inc. and the Registrant.1/

                  (7) Form of Underwriting Agreement between Franklin Templeton Distributors, Inc. and the Registrant.1/

                  (8)      Not applicable.

                  (9) Custodian Agreement between the Registrant and Chase Manhattan Bank.1/

                 (10)      Not applicable.

--------

1/ Previously filed with Registration Statement No. 33-35779 and incorporated by reference herein.

2/    Filed herewith as Exhibit "A" to the Proxy Statement/Prospectus.



                                  = Part C-1 =

             (11) Opinion of Dechert Price & Rhoads as to legality of the securities being offered (including consent of such firm).

             (12) Opinion of Dechert Price & Rhoads as to tax consequences (including consent of such firm).

             (13)          Not applicable.

             (14)          Consent of McGladrey & Pullen, LLP.

             (15)          Not applicable.

             (16)          Power of Attorney.3/

             (17)          Form of Proxy.

Item 17.          UNDERTAKINGS

                  (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                  (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the
--------

3/ Powers of Attorney are contained in Post-Effective Amendment No. 4 to Registration Statement No. 33-35779 filed on March 25, 1993, Post-Effective Amendment No. 5 to the Registration Statement filed on November 4, 1993, Post-Effective Amendment No. 7 to the Registration Statement filed on March 2, 1994, and herewith.

                                              = Part C-2 =
                           offering of the securities at that time shall be deemed to be the initial bona fide offering of them.



                                               = Part C-3 =

                                                                      SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg, Florida on the th day of December, 1995.

                                            TEMPLETON INSTITUTIONAL FUNDS, INC.


                                     By:  Donald F. Reed, President*



                                         /s/THOMAS M. MISTELE
                                    *By: Thomas M. Mistele, attorney-in-fact**



                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


SIGNATURE                                   TITLE                               DATE


Charles B. Johnson*                         Director                            December 21, 1995



Constantine Dean                            Director                            December 21, 1995
  Tseretopoulos*


Frank J. Crothers*                          Director                            December 21, 1995


Harris J. Ashton                            Director                            December 21, 1995


S. Joseph Fortunato*                        Director                            December 21, 1995


Fred R. Millsaps*                           Director                            December 21, 1995


Gordon S. Macklin*                          Director                            December 21, 1995







Andrew H. Hines, Jr.*                       Director                            December 21, 1995


John Wm. Galbraith*                         Director                            December 21, 1995


Nicholas F. Brady*                          Director                            Decmeber 21, 1995


Donald F. Reed*                             President                           December 21, 1995
                                            (Chief Executive
                                             Officer)


James R. Baio*                              Treasurer (Chief                    December 21, 1995
                                            Financial and
                                            Accounting Officer)


*By:     /s/THOMAS M. MISTELE
         Thomas M. Mistele, as attorney-in-fact**



** Powers of Attorney are contained in Post-Effective Amendment No. 4 to Registration Statement No. 33-35779 filed on March 25, 1993, Post-Effective Amendment No. 5 to the Registration Statement filed on November 4, 1993, Post-Effective Amendment No. 7 to the Registration Statement filed on March 2, 1994, and herewith.

                               INDEX TO EXHIBITS


(11) Opinion of Dechert Price & Rhoads as to the legality of the securities being offered (including consent of such firm).

(12)     Opinion of Dechert Price & Rhoads as to tax consequences
         (including consent of such firm).

(14)     Consent of McGladrey & Pullen, LLP.

(16)     Power of Attorney.

(17)     Form of Proxy.